united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

12725 W. Indian School Rd, Suite E-101, Avondale, AZ 85392

(Address of principal executive offices) (Zip code)

Stuart M Strauss, Esq. Dechert LLP

1095 Avenue of the Americas, New York, NY, 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 8/31

Date of reporting period: 8/31/22

Item 1. Reports to Stockholders.

Class A and C Shares

ANNUAL REPORT
As Of August 31, 2022

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 6
Schedules of Investments	Page 44
Statements of Assets and Liabilities	Page 84
Statements of Operations	Page 88
Statements of Changes in Net Assets	Page 92
Notes to Financials	Page 98
Financial Highlights	Page 119
Report of Independent Registered Public Accounting Firm	Page 137
Supplemental Information	Page 139
Privacy Notice	Page 150

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
Frederick C. Teufel, Jr	Chief Compliance Officer
Timothy J. Burdick	Assistant Secretary
Richard S. Gleason	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Northern Lights Distributors, LLC
12725 W. Indian School Road, Suite E-101	4221 N 203rd Street, Suite 100
Avondale, Arizona 85392	Elkhorn, Nebraska 68022

Transfer & Shareholder Servicing Agent	Custodian
Ultimus Fund Solutions, LLC	BNY Mellon Corp.
4221 N 203rd Street, Suite 100	225 Liberty Street
Elkhorn, Nebraska 68022	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
4221 N 203rd Street, Suite 100	4221 N 203rd Street, Suite 100
Elkhorn, Nebraska 68022	Elkhorn, Nebraska 68022

THE SARATOGA ADVANTAGE TRUST

Annual Report to Shareholders

October 23, 2022

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”). This report covers the twelve months from September 1, 2021, through August 31, 2022.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy. The Saratoga Advantage Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms. Combining the strength of the Trust’s performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals.

ECONOMIC OVERVIEW

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States regressed by an annualized growth rate of -0.6% (AGR) during the second quarter of 2022, up from the -1.6% AGR during the first quarter of 2022. The steady growth that the US economy enjoyed prior to, and during its recovery from, the pandemic-related recession is being eaten away at by inflation. Thus far, the National Bureau of Economic Research (NBER) has yet to characterize the current economic environment as a recession; our own proprietary economic stage analysis has generally agreed with the NBER’s historical characterizations, and we believe it is important to use a nuanced framework when approaching recession determinations. We would not be surprised to see the economy bounce around near zero growth while inflation remains elevated. And, while our metrics indicate the economy is likely already in, or will shortly enter, recession, we believe it is important to note that investing based on economic stages requires looking well beyond the broad macro environment.

Looking at the main components of GDP during the quarter, Personal Consumption Expenditures (PCE) advanced by 2.0%, while Gross Private Domestic Investment (GPDI) fell sharply, down over 14%, and government spending fell again. Government spending, which accounts for both consumption and gross investment, has now fallen for five straight quarters and seven of the last eight. Non-defense spending by the government continues to fall, as federal, state, and local budgets tighten. Though fiscal tightening has not been extreme, the fall in government spending sheds light on the particular difficulty leaders are facing as they deal with the current economy: in an environment where we might usually see fiscal largesse, inflation is forcing governments to spend less out of fear consumer demand will continue to run amuck.

While consumer spending grew during the quarter, the Goods portion of PCE continues to deteriorate. The Services portion of PCE represents consumer spending on services, which accounts for roughly 40% of the entire US economy; it is undeniably positive to see services spending remain resilient, though it is likewise fair to point out that not much else in the current GDP report is inspiring. Though the freefall of investment in Residential and Nonresidential Structures is unsurprising as the cost of debt moves higher, it is nonetheless a heavy burden on the economy.

As we wrote in last quarter’s MIVI, the depth of economic pain we see will likely correlate with how inflation persists. While many may focus on inflation falling back to the Federal Reserve’s (Fed) nominal 2.0% target, we believe inflation around 4.0% should allow the economy and earnings to recover and investors to see some relief.

Monetary Policy: The Federal Reserve continues its tapering program. The Fed balance sheet topped out at roughly $8.96 trillion in April 2022 and has dropped to $8.79 at the end of September 2022.

As of August, the monetary base fell -11.79% y-o-y, down from a cycle high of 57.7%. It is not unprecedented for the Fed to take out the monetary base at this rate, but it is still a significant development. The monetary base dropping will put downward pressure on inflation, however that effect can take considerable time. Within the monetary base, we see the Fed is manipulating policy considerably via currency in circulation (CiC). CiC hit a pandemic-high growth rate of 17% y-o-y in 2020; that figure has now dropped to 4.0% y-o-y, far below its mean historical y-o-y growth rate of roughly 7.0%. M2, one of the most widely used monetary figures for measuring liquidity in the economy, is also down significantly from its cycle high 22% y-o-y growth in February 2021 to 4.1% y-o-y currently, also well below its long-term mean of 7.1% y-o-y.

In the earlier months of Fed tightening, we wrote that while the Fed was pulling back on their accommodation, they were still supporting liquidity via their monetary policy. This is no longer the case. Extraordinarily loose monetary policy has reversed into a somewhat tight policy that should both dampen inflationary pressures and economic growth. Now the question becomes, how quickly and to what degree will these effects become realized? Historically, monetary tightening has had a faster effect than loosening, so we should perhaps be unsurprised that the Fed already seems to be having success in pressuring the economy.

Interest Rates: One-year treasuries continue to move up rapidly; we generally see this treasury issue move up when inflation is high and the market is anticipating the Fed will move their target rates higher. One- and two-year treasuries, which had been mostly rangebound through last summer, have moved up sharply since fall 2021. Three-month treasuries were in a slight downtrend through last summer and their yields remained under 0.10 as recently as the start of 2022; however, year-to-date these short-term issues have put in an extreme uptrend as the market and the Fed finally seemed to accept the economy was running hot on inflation. We previously wrote that interest rate performance suggested the economy might not be as strong as it looked toward the end of 2021, and that seems to have been confirmed by the current negative GDP environment.

Regarding long-term corporate bonds, the quality spread as measured by Moody’s-rated Baa bonds minus Aaa bonds continues moving up. The quality spread has historically been a good predictor of confidence in the corporate bond market and helps us establish a baseline expectation for corporate earnings. The quality spread approached a long-term low of 0.65 during June 2021 but has more recently moved up to 1.10 in September 2022. We mentioned last quarter that spread moves had broken a number of technical barriers to the upside, suggesting corporate earnings might begin to stall. This quarter’s further move up gives us further confidence that weak earnings are likely on the table; we are unsurprised to see earnings estimates continue to be revised to the downside.

Equity Valuations: As of September 30, 2022, the S&P 500 index was at 3,585. Our proprietary valuation work suggests a fair value for the S&P 500 around 3,525. Earnings growth projections are facing slight adjustments downward. We believe PE levels are likely to stay suppressed below their modern historical (1990 to present) mean of roughly 24.9 as inflation and intermediate-to-long-term interest rates are presenting a headwind to valuations. Earnings are generally a leading indicator, peaking slightly before recessions. Earnings have potentially put in a near-term peak; however, it is not a foregone conclusion that they will fall precipitously. It appears earnings estimates are factoring in a touch-and-go recessionary environment, as opposed to a deep recession, and this is a base case we tentatively agree seems likely, though continued hot inflation could change that assumption.

To create a range of equity market outcomes, we use a valuation tool which we refer to as our Proper PE Valuation™ tool. Among other things, this analysis provides us with a set of ranges above and below which we consider the S&P 500 overvalued or undervalued, respectively. Our proprietary valuation work currently sets an appropriate S&P 500 PE from 18.5 to 19.5. This produces a fair value range of 3,525 to 3,715 over the next 6 months. Earnings growth is stalling, and our valuation work has reduced PE projections from our last report. The current levels and trends of the underlying data we analyze, including our technical work, indicates that we are likely to stay in or near fair- value range for the near-term, however there is likely more risk to that target on the downside than the upside.

Inflation: The Saratoga Economic Strength Monitor™ (ESM) has typically trended with, or in advance of, the Consumer Price Index and Fed activity. In March of 2021, ESM signaled that the Fed was being confronted with a “hot” economy, and that it would potentially make sense to begin removing accommodation from the economy; it took the Fed nearly a year to react. Now, we’re looking at nearly the opposite scenario. In May of this year, ESM dropped precipitously, and continues to hover near levels at which it would likely be appropriate for the Fed to “wait and see” just how much damage they’ve done while adopting a more neutral stance. Nevertheless, the Fed seems intent to continue on its dizzyingly quick path of large interest rate hikes.

Wages have historically played a large roll in our inflation research. In particular, we focus on average weekly earnings of Production and Non-Supervisory employees, specifically for Goods-producing workers (Goods Wages), as a reliable leading indicator for inflation. It is useful to think about the growth of these types of wages in comparison to the growth of inflation. As of December 2020, Goods Wages had risen 7.8% y-o-y, while CPI was at just 1.3%. However, that story has changed. Over the past year, Goods Wages are up just 4.8% while CPI remains over 8%; it is unlikely wages can continue to push inflation while their growth runs so far behind CPI.

On the supply side of the economy, certain commodities show signs of a slowdown. Copper and cotton, two important economic inputs, have fallen by over 20% this year, while lumber is down over 50%; however, of course, consumers are still facing painful energy inflation.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent an asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.

Therefore, the Saratoga portfolios may help investors to properly implement their asset allocation decisions and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards against which to measure the portfolios, in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery, you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, every day, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of each of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.
Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

Investors should consider the investment objectives, risks, charges, and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

The S&P 500 is an unmanaged, capitalization-weighted index. It is not possible to invest directly in the S&P 500.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. Any statements not of a factual nature constitute opinions which are subject to change without notice. Information contained herein was obtained from recognized statistical services and other sources believed to be reliable and we therefore cannot make any representation as to its completeness or accuracy. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC; the Saratoga Advantage Trust and Northern Lights Distributors, LLC are not affiliated entities. 5937-NLD-10262022

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by: M.D. Sass Investors Services, Inc., New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Periods Ended August 31, 2022
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/21 – 8/31/22	9/1/17 – 8/31/22*	9/1/12 – 8/31/22*	1/4/99 – 8/31/22*	2/14/06 – 8/31/22*
Class A
With Sales Charge	(6.33)%	7.68%	9.91%	NA	4.54%
Without Sales Charge	(0.62)%	8.96%	10.56%	NA	4.92%
Class C
With Sales Charge	(2.22)%	8.30%	9.90%	3.50%	NA
Without Sales Charge	(1.22)%	8.30%	9.90%	3.50%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2021, are 1.72% and 2.31% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In determining which securities to buy, hold or sell, the Portfolio’s Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long -term earnings growth potential. In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders, and financially sound customers. Independent research is used to produce estimates for future earnings, which are inputs into the Adviser’s proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks’ intrinsic value.

PORTFOLIO ADVISER COMMENTARY

The Saratoga Advantage Trust Large Cap Value Portfolio posted negative absolute performance for the period but outperformed on a relative basis. Relative outperformance was driven primarily by stock selection in the Financial, Industrial and Healthcare sectors.

The portfolio’s top contributor during the fiscal year was Quanta Services (0.00%). We believe Quanta is a uniquely positioned leading infrastructure contractor at the epicenter of secular growth markets in electric transmission and distribution (our favored engineering and construction market), renewable generation, and underground utility and infrastructure sectors. The company looks poised to benefit from recent US infrastructure bills. Vertex Pharmaceuticals (0.00%) was the portfolio’s second-best performing stock during this period. This biopharmaceutical company develops small molecule drugs for patients with serious diseases. Vertex stock benefits from strong earnings and its growing pipeline of drug growth and discovery. The company has also benefited from a lack of data coming from AbbVie for a competing cystic fibrosis drug. We have sold, taking profits in both of these positions during the year.

The portfolio’s main detractors were Qorvo Inc. (0.00%), and Alphabet Inc. (4.47%). Qorvo underperformed largely due to investor concerns about a cyclical peak in semiconductor demand for smartphones. Qorvo benefited in 2021 from increased shipments of smartphones with higher content per phone but they extrapolated this demand into 2022 while their specific end markets were slowing materially leading to downward earnings revisions. Alphabet Inc. underperformed due in part to investor concerns about digital ad spending (which is sensitive to the macro economy) and slowing growth at YouTube. However, we believe YouTube should do well over the medium- and longer-term as its video ad impressions could benefit from the shift to ad-supported video on demand and connected TV; additionally, we see Google Search’s deep moat as the best positioned mobile ad product and search advertising remains the most effective ad medium. We sold Qorvo during the year, and still hold Alphabet.

A recent addition to the portfolio was Match Group Inc. (2.43%). Our value-oriented, relatively concentrated approach to stock selection has benefited portfolio performance during the past fiscal year. We believe the challenging, choppy market environment we’ve seen this year is likely to continue, which could continue to favor superior stock selection, in-depth research, and a concentrated value approach.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/22. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
CACI International, Inc., Class A	7.1%
Walker & Dunlop, Inc.	5.6%
East West Bancorp, Inc.	5.4%
Crown Holdings, Inc.	5.4%
ON Semiconductor Corporation	5.3%
Corteva, Inc.	5.3%
MasTec, Inc.	5.1%
Liberty Media Corporation-Liberty Formula One, Class C	5.0%
First Republic Bank	4.8%
Raytheon Technologies Corporation	4.8%

*	Based on total net assets as of August 31, 2022.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Value Average (“Large Value Average”), as of August 31, 2022, consisted of 1,241 mutual funds comprised of large market capitalization value stocks. The Large Value Average is not managed and it is not possible to invest directly in the Large Value Average.

The S&P 500/Citigroup Value Index, is broad, unmanaged-capitalization weighted index which is the successor to the S&P 500/BARRA Value Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

Large Capitalization Value Portfolio is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Large Capitalization Value Portfolio or any member of the public regarding the advisability of investing in mutual funds comprised of large market capitalization value stocks generally or in the Large Capitalization Value Portfolio in particular or the ability of the Morningstar Large Value Average to track general large market capitalization value stocks market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR LARGE VALUE AVERAGE CATEGORY OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Periods Ended August 31, 2022
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/21 – 8/31/22	9/1/17 – 8/31/22*	9/1/12 – 8/31/22*	1/4/99 – 8/31/22*	2/14/06 – 8/31/22*
Class A
With Sales Charge	(21.57)%	11.56%	13.45%	NA	9.38%
Without Sales Charge	(16.80)%	12.89%	14.12%	NA	9.77%
Class C
With Sales Charge	(18.28)%	12.20%	13.44%	5.03%	NA
Without Sales Charge	(17.28)%	12.20%	13.44%	5.03%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2021, are 1.76% and 2.37% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio’s Adviser employs quantitative and qualitative analysis that seeks to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISOR COMMENTARY

A year ago, financial markets were beginning to become concerned with a rising inflationary and interest rate environment, yet inflation expectations were still firmly anchored at 2.5%, up from 1.8% one-year prior, and the yield on the 10- year Treasury sat at 1.49%. A short nine months later the year-over-year change in the US Consumer Price Index hit 9.0% before modestly retreating to 8.3% over the coming months, the 10-year Treasury yield has more than doubled, and equity markets have entered bear market territory. There is no debate that inflation is back with a vengeance; the debate is now moving to how quickly inflation fades, to what level it fades, and what are the second-order effects on economic growth, corporate earnings, and other factors?

The US economy has seen two consecutive quarters of negative growth and further downturns are possible. The global economy looks to be headed for a period of below trend growth as tight monetary policy potentially constrains economic activity. This below-trend growth will almost assuredly lead to at least a modest adjustment in the outlook for corporate earnings, but that comes off much lower market multiples than have been seen for quite some time.

For the 12-months ended August 31, 2022, the Saratoga Advantage Trust Large Capitalization Growth Portfolio posted strong relative performance, though absolute returns in both the portfolio and asset class were considerably negative. The top performing sector in the portfolio was Communication Services led by television broadcasting and digital media company Nexstar Media (0.52%). Auto parts retailer AutoZone (2.09%) and beauty supply company Ulta Beauty (2.26%) were top performers in the Consumer Discretionary sector. A small over-weight to Moderna, Inc. (0.0%), a biotechnology company most associated with COVID-19 vaccines, hurt performance during the final quarter of 2021 after reporting lower than expected earnings and reducing guidance for vaccine doses and sales.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/22. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Apple, Inc.	10.8%
Microsoft Corporation	8.4%
Tesla, Inc.	4.3%
Amazon.com, Inc.	4.0%
Costco Wholesale Corporation	3.3%
Waste Management, Inc.	2.5%
Synopsys, Inc.	2.4%
Gartner, Inc.	2.3%
Ulta Beauty, Inc.	2.3%
Paychex, Inc.	2.2%

*	Based on total net assets as of August 31, 2022.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Growth Average (“Large Growth Average”), as of August 31, 2022, consisted of 1,272 mutual funds comprised of large market capitalization growth stocks. The Large Growth Average is not managed and it is not possible to invest directly in the Large Growth Average.

The S&P 500/Citigroup Growth Index, is broad, unmanaged-capitalization weighted index which is the successor to the S&P 500/BARRA Growth Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

Large Capitalization Growth Portfolio is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Large Capitalization Growth Portfolio or any member of the public regarding the advisability of investing in mutual funds comprised of large market capitalization growth stocks generally or in the Large Capitalization Growth Portfolio in particular or the ability of the Morningstar Large Growth Average to track general large market capitalization growth stocks market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR LARGE GROWTH AVERAGE CATEGORY OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by: Vaughn Nelson Investment Management, L.P., Houston, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2022
	One Year:	Five Year:	Ten Year:	Inception:
	9/1/21 – 8/31/22	9/1/17 – 8/31/22*	9/1/12 – 8/31/22*	6/28/02 – 8/31/22*
Class A
With Sales Charge	(15.42)%	5.04%	8.28%	7.05%
Without Sales Charge	(10.28)%	6.29%	8.93%	7.36%
Class C
With Sales Charge	(11.84)%	5.65%	8.29%	6.73%
Without Sales Charge	(10.84)%	5.65%	8.29%	6.73%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2021, are 2.06% and 2.64% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies. The Adviser invests in medium capitalization companies with a focus on total return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes: (i) companies earning a positive economic margin with stable-to-improving returns; (ii) companies valued at a discount to their asset value; and (iii) companies with an attractive dividend yield and minimal basis risk. In selecting investments, the Adviser generally employs the following strategy: (i) value-driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples. The Adviser reviews companies that it believes are out-of-favor or misunderstood; (ii) use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and (iii) use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

PORTFOLIO ADVISOR COMMENTARY

During the fourth quarter of 2021, with rising inflationary pressures becoming a political issue, the US Federal Reserve began reducing their Quantitative Easing purchases and provided forward guidance that interest rate increases were on the horizon. US equity markets declined modestly in the next quarter. Capital market performance during the quarter was dominated by Russia’s invasion of Ukraine and NATO’s sharp response. These events further supported inflationary pressures and are an additional weight to future economic growth. Even with the added cost pressures from the invasion of Ukraine, inflation remained elevated relative to recent history. The Federal Reserve raised the Fed Funds rate by twenty-five basis points during the quarter, kicking off the first Fed hiking cycle since 2018.

US equity markets continued their decline throughout the second quarter of 2022, and international markets followed suit. Risk assets continued to be pressured by accelerating inflation, decelerating economic growth, and tightening financial conditions. Inflation in the US moved from goods to services and housing. While interest rates shifted materially higher, the yield curve flattened with money supply decelerating materially. The rapid slowdown in economic growth and tightening financial conditions created a recessionary environment in the US, Europe, and most export led economies.

US and international equity markets remained volatile during the third quarter of 2022. Helping to drive equity markets down was exceptional US dollar strength as the Federal Reserve dramatically tightened financial conditions by increasing interest rates and aggressively shrinking their balance sheet. The strong US dollar accelerated the exportation of US inflation to the rest of the world, forcing nearly all global central banks to follow the US Federal Reserve in raising interest rates.

For the twelve-month period ending 8/31/21, the Saratoga Advantage Trust Mid Capitalization Portfolio posted negative absolute and positive relative performance. Security selection within Communication Services and Information Technology were the largest contributors to relative outperformance. The largest detractor was stock selection within Health Care and Consumer Staples.

Over the short- to medium-term, we believe markets will continue to be heavily influenced by the ongoing energy and capital shortages dominating realpolitik. Given the nature of the challenges, there appear to be no short-term solutions, but only tradeoffs driven by the political calendar and responses to crises as they flare up. As these twin crises confront a developing global recession with all major central banks continuing to tighten financial conditions, equity investors’ underlying premise for optimism must be that countries do not choose bankruptcy via austerity. We have witnessed pivots by the Bank of England, the European Union Bank, the Bank of Japan, and the Bank of Korea supporting this premise as they have reimplemented forms of liquidity support.

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MID CAPITALIZATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Motorola Solutions, Inc.	5.0%
Nexstar Media Group, Inc.	4.8%
Vistra Corporation	3.6%
Evergy, Inc.	3.1%
Alliant Energy Corporation	3.1%
Ameren Corporation	3.1%
Republic Services, Inc.	3.0%
CMS Energy Corporation	3.0%
WillScot Mobile Mini Holdings Corporation	2.7%
Nasdaq, Inc.	2.5%

*	Based on total net assets as of August 31, 2022.

Excludes short-term investments.

Portfolio Composition*

The Russell Midcap® Index measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000® companies, as of the most recent reconstitution. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true midcap opportunity set. Investors may not invest in the Index directly; unlike the Portfolio’s return, the Index does not reflect any fees or expenses.

The Morningstar Mid Capitalization Blend Average (“Mid Cap Blend Average”), as of August 31, 2022, consisted of 417 mutual funds comprised of mid market capitalization stocks. The Mid Cap Blend Average is not managed and it is not possible to invest directly in the Mid Cap Blend Average.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

Mid Capitalization Portfolio is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Mid Capitalization Portfolio or any member of the public regarding the advisability of investing in mutual funds comprised of mid market capitalization stocks generally or in the Mid Capitalization Portfolio in particular or the ability of the Morningstar Mid Cap Blend Average to track general mid market capitalization stocks market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR MID CAP BLEND AVERAGE OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by: Zacks Investment Management, Inc., Chicago, Illinois

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2022
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/21 – 8/31/22	9/1/17 – 8/31/22*	9/1/12 – 8/31/22*	1/4/99 – 8/31/22*	2/14/06 – 8/31/22*
Class A
With Sales Charge	(13.83)%	6.99%	7.75%	NA	5.88%
Without Sales Charge	(8.58)%	8.28%	8.39%	NA	6.26%
Class C
With Sales Charge	(9.75)%	7.77%	7.75%	7.58%	NA
Without Sales Charge	(8.75)%	7.77%	7.75%	7.58%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2021, are 2.11% and 2.84% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined “bottom -up” approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.

PORTFOLIO ADVISOR COMMENTARY

During the first three quarters of the annual period ended August 31, 2022, small-cap stocks as an asset class underperformed mid-cap and large-cap stocks. The period was notable for persistently high levels of inflation, the Federal Reserve’s acceptance that inflation has become more than transitory, and their willingness to start tackling the inflation problem by removing monetary stimulus programs. Coupled with interest rate increases, investors seemed to prefer less growth-sensitive larger stocks.

During the most recent quarter, small-cap stocks outperformed mid-cap and-large cap stocks, as employment growth and the US economy as a whole stayed relatively solid. Russia’s war in Ukraine continued to strain the global energy supply, while China maintained its zero-COVID policy further applying pressure to global supply chains. All of these factors contributed to broad and high inflation. In order to bring inflation down, the Federal Reserve continued the tightening of financial conditions by raising interest rates fast, while winding down its balance sheet. The markets began to anticipate a slowdown in economic growth that may lead to a global recession. In this environment, small-cap companies with a domestic focus outperformed.

The Saratoga Advantage Trust Small Capitalization Portfolio was down for the period, though it outperformed meaningfully on a relative basis. Both Energy and Health Care sector picks in the portfolio outperformed. Stock selection in the Technology and Consumer Discretionary sectors underperformed. The strategy’s overweight exposure to Energy and underweight exposure to Consumer Staples, Utilities, and Technology sectors helped relative performance while an underweight exposure to Health Care and overweight exposure to the Materials detracted.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Matador Resources Company	2.3%
WESCO International, Inc.	2.2%
Chord Energy Corporation	2.0%
Chesapeake Energy Corporation	2.0%
Magnolia Oil & Gas Corporation	1.9%
Academy Sports & Outdoors, Inc.	1.7%
Builders FirstSource, Inc.	1.7%
Shockwave Medical, Inc.	1.7%
Molina Healthcare, Inc.	1.7%
Ovintiv, Inc.	1.6%

*	Based on total net assets as of August 31, 2022.

Excludes short-term investments.

Portfolio Composition*

The Russell 2000 Index is comprised of the 2,000 smallest U.S domicile publicly traded common stock which are included in the Russell 3000 Index. The common stock included in the Russell 2000 Index represent approximately 10% of the U.S equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S domicile publicity traded common stocks by market capitalization representing approximately 98% of the U.S publicity traded equity market. The Russell 2000 Index is an unmanaged index which does not include fees and expenses, and whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

The Morningstar Small Blend Average (“Small Blend Average”), as of August 31, 2022, consisted of 624 mutual funds comprised of small market capitalization stocks. The Small Blend Average is not managed and it is not possible to invest directly in the Small Blend Average.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

Small Capitalization Portfolio is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Small Capitalization Portfolio or any member of the public regarding the advisability of investing in mutual funds comprised of small market capitalization stocks generally or in the Small Capitalization Portfolio in particular or the ability of the Morningstar Small Blend Average to track general small market capitalization stocks market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR SMALL CAP BLEND AVERAGE OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2022
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/21 – 8/31/22	9/1/17 – 8/31/22*	9/1/12 – 8/31/22*	1/4/99 – 8/31/22*	2/14/06 – 8/31/22*
Class A
With Sales Charge	(29.33)%	(3.49)%	(0.06)%	NA	(1.37)%
Without Sales Charge	(25.02)%	(2.35)%	0.53%	NA	(1.01)%
Class C
With Sales Charge	(26.55)%	(2.94)%	(0.11)%	(1.03)%	NA
Without Sales Charge	(25.55)%	(2.94)%	(0.11)%	(1.03)%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2021, are 2.78% and 3.96% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser seeks to purchase reasonably valued stocks it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser utilizes a three step process in stock selection. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. A stock is sold when it no longer meets the Adviser’s criteria.

PORTFOLIO ADVISOR COMMENTARY

Sentiment has changed dramatically over the last year from one of cautious optimism about the continuation of the recovery to deep concern about high inflation, rising interest rates, and the potential for a global recession. Add to that Russia’s war on Ukraine and the picture is markedly negative. Central banks in most of the developed world (with Japan as a notable exception) are mirroring the actions of the US Federal Reserve by aggressively raising interest rates to combat inflation. Europe faces a greater challenge than its peers due to the war, which, beyond the immeasurable human toll, has meant shortages and skyrocketing energy prices for countries that depend on Russia for a sizable portion of their energy needs.

China’s second quarter GDP came in at just 0.4%, well below expectations, which dashed hopes of the country reaching its full year growth target of 5.2%. China’s anemic growth is due to several factors including a collapse in the real estate market, strict adherence to a zero-Covid policy, and a historic heat wave and drought. Elsewhere in emerging markets, the stronger US dollar has been an additional headwind on top of already rising prices for countries that import a substantial proportion of dollar-denominated goods.

In the Saratoga Advantage Trust International Equity Portfolio, Emerging Asia flipped from best to worst performer between the prior fiscal year and this one. Chinese and Taiwanese names generally fared the worst. Developed Asia was the best relative performer with two Japanese holdings, shipping company Nippon Yusen (2.41%) and healthcare equipment provider Olympus Corporation (2.54%), leading the region. From a sector standpoint, about two thirds of portfolio’s underperformance came from the Financials sector, although this was mostly due to stocks not held. Information Technology was the top contributor for the period, also largely due to stocks avoided.

The World Bank recently warned that if central banks are too aggressive in raising rates to curb inflation the global economy is more likely to tip into recession. Of particular concern is the impact a more severe economic slowdown would have on developing countries, which are more dramatically impacted by rising energy and food prices. The good news is inflation is showing signs of peaking or at least slowing down. And while periods of high inflation have significant follow-on effects for the economy and corporate earnings, analysts are predicting a wider than normal range of outcomes, which suggests a high degree of uncertainty. Stock market returns for 2022 year-to-date reveal the great extent to which many investors are already pricing in potential negative outcomes.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/22. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Bumrungrad Hospital PCL	2.9%
Sony Group Corporation	2.8%
Eni SpA	2.7%
Nokia OYJ	2.7%
Woodside Energy Group Ltd.	2.6%
Wal-Mart de Mexico S.A.B. de C.V.	2.6%
Macquarie Group Ltd.	2.6%
Novo Nordisk A/S	2.5%
Olympus Corporation	2.5%
Korean Air Lines Company Ltd.	2.5%

*	Based on total net assets as of August 31, 2022.

Excludes short-term investments.

Portfolio Compositions*

MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 21 Emerging Markets countries. With 1,824 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Year Ended August 31, 2022
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/21 – 8/31/22	9/1/17 – 8/31/22*	9/1/12 – 8/31/22*	7/15/99 – 8/31/22*	1/18/00 – 8/31/22*
Class A
With Sales Charge	(12.60)%	3.34%	8.69%	6.96%	N/A
Without Sales Charge	(7.28)%	4.57%	9.34%	7.23%	N/A
Class C
With Sales Charge	(8.85)%	3.96%	8.69%	N/A	4.46%
Without Sales Charge	(7.85)%	3.96%	8.69%	N/A	4.46%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2021, are 2.54% and 3.13% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser utilizes a top -down investment approach focused on long-term economic trends. The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential. Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices. The Adviser’s stock selection process is based on an analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management.

PORTFOLIO ADVISOR COMMENTARY

The Saratoga Advantage Trust Health & Biotechnology Portfolio was down during the annual period but avoided much of the market mayhem that struck other sectors and outperformed handily on a relative basis.

After several years of rising equity prices, US markets retreated during the fiscal year ended August 31st, 2022, as inflation infiltrated both domestic and global economies. The Fed began raising interest rates in March to curb demand, which initially calmed investors. However, as rising prices intensified, the Fed was forced to step up its pace. The fear has now shifted from feeling the Fed was too far behind the curve to get inflation under control to the risk of oversteering and causing a bigger recession than intended or necessary.

The Healthcare sector was down during the period on an absolute basis but solidly outperformed the overall S&P 500 as investors continued to favor more defensive sectors. Within the industry, the Healthcare Distributors substantially outperformed, a result of strong financial performance as well as attractive valuations. The Life Sciences Tools and Services sector was a relative underperformer largely due to peaking Covid-related sales. The passage of the Inflation Reduction Act in August, which included efforts to control high-cost drugs, will also bear monitoring for the Healthcare sector. However, due to the elongated timeframe of its implementation and limited number of initial medications, the ultimate impact will not be known for quite some time.

Going forward, all eyes will be on the Federal Reserve until we have more evidence of slowing economic growth and reduced inflationary pressures. We expect to see further evidence in the coming quarters as the accumulated efforts of monetary policy both through rate hikes and quantitative tightening work their way through the economy. With the S&P 500 retreating to June lows, valuations have contracted and investor sentiment, a contrarian indicator, now sits near its trough which is a stronger foundation from which to build. As we have seen, strong rallies can occur as the market works to find a bottom.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
UnitedHealth Group, Inc.	6.1%
Elevance Health, Inc.	5.8%
United Therapeutics Corporation	5.7%
McKesson Corporation	5.4%
Amgen, Inc.	5.3%
Cardinal Health, Inc.	3.7%
Jazz Pharmaceuticals plc	3.5%
Merck & Company, Inc.	3.4%
Regeneron Pharmaceuticals, Inc.	3.4%
Gilead Sciences, Inc.	3.3%

*	Based on total net assets as of August 31, 2022.

Excludes short-term investments.

Portfolio Composition*

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

The S&P 500® Healthcare Index is a widely-recognized, unmanaged, equally-weighted Index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses. Such costs would lower performance. It is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2022
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/21 – 8/31/22	9/1/17 – 8/31/22*	9/1/12 – 8/31/22*	10/22/97 – 8/31/22*	1/14/00 – 8/31/22*
Class A
With Sales Charge	(30.59)%	8.53%	11.98%	6.69%	NA
Without Sales Charge	(26.36)%	9.83%	12.65%	6.94%	NA
Class C
With Sales Charge	(27.74)%	9.18%	11.97%	NA	0.77%
Without Sales Charge	(26.74)%	9.18%	11.97%	NA	0.77%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2021, are 2.39% and 2.97% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, valuation, competitive advantages and management.

PORTFOLIO ADVISOR COMMENTARY

The Saratoga Advantage Trust Technology & Communications Portfolio was down for the annual period, though relative performance was positive.

Inflationary pressures both domestically and abroad helped cause US markets to fall considerably during the period. Consumers and investors alike have enjoyed easy money policies both monetarily and fiscally for much of the past decade largely without inflation rearing its head. However, the substantial accommodative measures employed to overcome the pandemic created abundant demand that overwhelmed depleted inventories and disrupted supply chains. Further compounding the global supply shock has been the war in Ukraine as well as continued lockdowns in China.

During the period, the Technology sector underperformed the broader market as slowing growth pushed investors to more defensive segments of the economy. Within the industry, outperformance came from those companies with an enterprise focus. As employees return to the office in bigger numbers, corporations are once again spending on hardware, software, and services to support them. Alternatively, as expectations for economic growth slowed, consumer-oriented companies such as those in the Media and Marketing space lagged.

Despite its underperformance over the past year, we remain constructive on the broader Technology industry and believe its secular trends continue to make it one of the most profitable and fastest growing sectors within the market. With the S&P 500 retreating to June lows, valuations have contracted and investor sentiment, a contrarian indicator, now sits near its trough which is a stronger foundation from which to build. We see several segments of the industry as particularly attractive on a relative valuation basis including Software, Semiconductors, and Semiconductor Capital Equipment for long-term investors.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Alphabet, Inc.	8.2%
Amazon.com, Inc.	6.5%
Apple, Inc.	5.7%
Microsoft Corporation	5.2%
KLA Corporation	5.2%
Oracle Corporation	5.2%
Cisco Systems, Inc.	5.2%
QUALCOMM, Inc.	4.7%
Visa, Inc.	4.7%
Synopsys, Inc.	3.9%

*	Based on total net assets as of August 31, 2022.

Excludes short-term investments.

Portfolio Composition*

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

The Lipper Science & Technology Funds Index is an equal-weighted performance Index, adjusted for capital gain distribution and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper. Indexes are not managed and it is not possible directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2022
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/21 – 8/31/22	9/1/17 – 8/31/22*	9/1/12 – 8/31/22*	10/23/97 - 8/31/22*	1/7/03 - 8/31/22*
Class A
With Sales Charge	9.79%	(0.53)%	(1.65)%	3.33%	NA
Without Sales Charge	16.54%	0.66%	(1.07)%	3.58%	NA
Class C
With Sales Charge	14.66%	0.35%	(1.51)%	NA	3.44%
Without Sales Charge	15.66%	0.35%	(1.51)%	NA	3.44%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2021, are 4.43% and 5.06% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality companies within the energy and basic materials sectors. The Adviser’s selection process incorporates a multi-factor valuation framework, capital structure, and financial quality analysis. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, and price to operating cash flow. Valuation methodology is industry-specific within the energy and basic materials sectors. This process produces a list of eligible companies which are then subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISOR COMMENTARY

A year ago, financial markets were beginning to become concerned with a rising inflationary and interest rate environment, yet inflation expectations were still firmly anchored at 2.5%, up from 1.8% one-year prior, and the yield on the 10-year Treasury sat at 1.49%. A short nine months later the year-over-year change in the US Consumer Price Index hit 9.0% before modestly retreating to 8.3% over the coming months, the 10-year Treasury yield has more than doubled, and equity markets have entered bear market territory. There is no debate that inflation is back with a vengeance; the debate is now moving to how quickly inflation fades, to what level it fades, and what are the second-order effects on economic growth, corporate earnings, and other factors?

The US economy has seen two consecutive quarters of negative growth and further downturns are possible. The global economy looks to be headed for a period of below trend growth as tight monetary policy potentially constrains economic activity. This below-trend growth will almost assuredly lead to at least a modest adjustment in the outlook for corporate earnings, but that comes off much lower market multiples than have been seen for quite some time.

The price of West Texas Intermediate (WTI) rose from $68 per barrel on August 31, 2021, to $92 per barrel on August 31, 2022. Prices spiked above $120 per barrel in February on Russia’s invasion and again in June largely due to constrained supplies. However, prices have been trending down since then as global demand weakens.

The Saratoga Advantage Trust Energy & Basic Materials Portfolio’s holdings in the Energy sector (roughly 56% of portfolio weight on average during the period) were positive for the year. Exploration and Production names almost doubled in value and an overweight to this industry aided returns, making it the best absolute and relative performer. Equipment & Services was the worst absolute performer and Storage & Transportation was the worst on a relative basis. The portfolio’s Basic Materials holdings (42% of portfolio weight on average) produced a negative return for the year. Fertilizers & Agricultural Chemicals had the best absolute returns, while Specialty Chemicals had the worst. An overweight to Commodity Chemicals detracted from performance while an underweight to Industrial Gases and Construction Materials helped.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Exxon Mobil Corporation	9.9%
Chevron Corporation	7.2%
PetroChina Company Ltd.	4.0%
Valero Energy Corporation	3.6%
EOG Resources, Inc.	3.5%
BP plc	3.4%
China Petroleum & Chemical Corporation	3.3%
Canadian Natural Resources Ltd.	3.1%
Shell plc	2.9%
Chesapeake Energy Corporation	2.7%

*	Based on total net assets as of August 31, 2022.

Excludes short-term investments.

Portfolio Composition*

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

The Lipper Natural Resources Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Natural Resources fund classification, as defined by Lipper. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2022
	One Year:	Five Year:	Ten Year:	Inception:
	9/1/21 – 8/31/22	9/1/17 – 8/31/22*	9/1/12 – 8/31/22*	8/1/00 – 2/28/22*
Class A
With Sales Charge	(19.92)%	2.19%	6.46%	2.23%
Without Sales Charge	(15.00)%	3.40%	7.10%	2.50%
Class C
With Sales Charge	(13.37)%	3.96%	7.06%	2.15%
Without Sales Charge	(12.37)%	3.96%	7.06%	2.15%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2021, are 3.81% and 4.41% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality financial services companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, and capital structure. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, cash held to price and various cash flow ratios. Valuation methodology is industry-specific within the financial services sector. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISOR COMMENTARY

A year ago, financial markets were beginning to become concerned with a rising inflationary and interest rate environment, yet inflation expectations were still firmly anchored at 2.5%, up from 1.8% one-year prior, and the yield on the 10-year Treasury sat at 1.49%. A short nine months later the year-over-year change in the US Consumer Price Index hit 9.0% before modestly retreating to 8.3% over the coming months, the 10-year Treasury yield has more than doubled, and equity markets have entered bear market territory. There is no debate that inflation is back with a vengeance; the debate is now moving to how quickly inflation fades, to what level it fades, and what are the second-order effects on economic growth, corporate earnings, and other factors?

The US economy has seen two consecutive quarters of negative growth and further downturns are possible. The global economy looks to be headed for a period of below trend growth as tight monetary policy potentially constrains economic activity. This below-trend growth will almost assuredly lead to at least a modest adjustment in the outlook for corporate earnings, but that comes off much lower market multiples than have been seen for quite some time.

For the 12-months ended August 31, 2022, Financial Services companies modestly trailed the broad market averages. Within the Saratoga Advantage Trust Financial Services Portfolio, Regional Banks was the top performing sector on a relative basis while Multi- line Insurance was the top absolute performing group. Asset Management & Custody Banks was the weakest performing group in the portfolio and benchmark.

The portfolio is positioned with an underweight to Investment Banking and Brokerage and an overweight to Asset Management & Custody Banks.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
FINANCIAL SERVICES PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Berkshire Hathaway, Inc.	10.7%
Chubb Ltd.	4.3%
JPMorgan Chase & Company	4.2%
Citigroup, Inc.	4.1%
Bank of America Corporation	4.1%
Morgan Stanley	4.0%
CME Group, Inc.	3.6%
US Bancorp	3.5%
Blackstone, Inc.	3.4%
Raymond James Financial, Inc.	3.3%

*	Based on total net assets as of August 31, 2022.

Excludes short-term investments.

Portfolio Composition*

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

The Lipper Financial Services Funds Index is an equal, dollar-weighted Index of the 30 largest mutual funds within the Financial Services fund classification defined by Lipper. The Index is adjusted for the reinvestment of capital gains income dividends. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Avondale, Arizona

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Year Ended August 31, 2022
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/21 – 8/31/22	9/1/17 – 8/31/22*	9/1/12 – 8/31/22*	1/4/99 – 8/31/22*	2/14/06 – 8/31/22*
Class A
With Sales Charge	(9.19)%	(1.21)%	(0.53)%	NA	1.10%
Without Sales Charge	(3.62)%	(0.04)%	0.06%	NA	1.46%
Class C
With Sales Charge	(5.28)%	(0.53)%	(0.39)%	1.78%	NA
Without Sales Charge	(4.28)%	(0.53)%	(0.39)%	1.78%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2021, are 1.90% and 2.48% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (the “Underlying Funds”). The Portfolio will normally invest at least 80% of its total assets in Underlying Funds which invest in investment grade fixed-income securities or mortgage pass-through securities rated within the four highest grades by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Inc. (“Fitch”) or, if not rated, securities considered by an Underlying Fund’s adviser to be of comparable quality. In deciding which Underlying Funds to buy, hold or sell in pursuing the Portfolio’s investment objective, the Manager considers economic developments, interest rate trends, and performance history of an Underlying Fund’s management team, among other factors. The average maturity of the securities held by an Underlying Fund will generally range from three to ten years. In addition, the Portfolio may invest up to 5% of its net assets in Underlying Funds that invest in fixed-income securities of any grade, including those that are rated lower than investment grade at the time of purchase, commonly known as “junk bonds.”

PORTFOLIO ADVISOR COMMENTARY

One-year treasuries continue to move up rapidly; we generally see this treasury issue move up when inflation is high and the market is anticipating the Fed will move their target rates higher. One- and two-year treasuries, which had been mostly rangebound through last summer, have moved up sharply since fall 2021. Three- month treasuries were in a slight downtrend through last summer and their yields remained under 0.10 as recently as the start of 2022; however, year-to-date these short-term issues have put in an extreme uptrend as the market and the Fed finally seemed to accept the economy was running hot on inflation. We previously wrote that interest rate performance suggested the economy might not be as strong as it looked toward the end of 2021, and that seems to have been confirmed by the current negative GDP environment.

Regarding long-term corporate bonds, the quality spread as measured by Moody’s-rated Baa bonds minus Aaa bonds continues moving up. The quality spread has historically been a good predictor of confidence in the corporate bond market and helps us establish a baseline expectation for corporate earnings. The quality spread approached a long-term low of 0.65 during June 2021 but has more recently moved up to 1.10 in September 2022. We mentioned last quarter that spread moves had broken a number of technical barriers to the upside, suggesting corporate earnings might begin to stall. This quarter’s further move up gives us further confidence that weak earnings are likely on the table; we are unsurprised to see earnings estimates continue to be revised to the downside.

We believe the economic environment is neutral for shorter- term bonds and negative for longer-term bonds. The Saratoga Investment Quality Bond Portfolio utilizes Saratoga’s dynamic allocation process to allocate to the portfolio’s underlying funds. Currently the portfolio’s allocation is overweight the ultra-short-term bond strategy with a lesser allocation to the short-term bond strategy and no allocation to the intermediate or long-term bond strategies. This posture benefited the portfolio on a relative basis during the period.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Vanguard Ultra-Short-Term Bond Fund, Admiral Class	87.6%
Vanguard Short-Term Bond Index Fund, Admiral Class	7.5%

*	Based on total net assets as of August 31, 2022.

Excludes short-term investments.

Portfolio Composition*

The Bloomberg Intermediate U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index with less than 10 years to maturity. The index includes investment grade, US dollar-denominated, fixed-rate treasuries, government-related and corporate securities. Investors may not invest directly in the Index.

The Lipper Short-Intermediate Investment Grade Debt Funds Index consist of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Avondale, Arizona

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Year Ended August 31, 2022
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/21 – 8/31/22	9/1/17 – 8/31/22*	9/1/12 – 8/31/22*	1/4/99 - 8/31/22*	2/14/06 - 8/31/22*
Class A
With Sales Charge	(9.10)%	(2.40)%	(1.18)%	NA	(0.19)%
Without Sales Charge	(3.59)%	(1.24)%	(0.60)%	NA	0.16%
Class C
With Sales Charge	(5.12)%	(1.38)%	(0.75)%	0.90%	NA
Without Sales Charge	(4.12)%	(1.38)%	(0.75)%	0.90%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2021, are 3.52% and 4.12% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (the “Underlying Funds”). As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Manager generally invests the Portfolio’s assets in Underlying Funds that invest in municipal obligations. There are no maturity limitations on the securities held by the Underlying Funds. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio’s investment objective, the Manager has considerable leeway in deciding which Underlying Funds it buys, holds or sells on a day-to-day basis. The Underlying Fund’s adviser will invest primarily in municipal bonds rated within the four highest grades by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Inc. (“Fitch”) or, if not rated, of comparable quality in the opinion of an Underlying Fund’s adviser. An Underlying Fund may invest without limit in municipal obligations such as private activity bonds that pay interest income subject to the “alternative minimum tax,” although the Portfolio does not currently expect to invest more than 20% of its total assets in such instruments.

PORTFOLIO ADVISOR COMMENTARY

One-year treasuries continue to move up rapidly; we generally see this treasury issue move up when inflation is high and the market is anticipating the Fed will move their target rates higher. One- and two-year treasuries, which had been mostly rangebound through last summer, have moved up sharply since fall 2021. Three- month treasuries were in a slight downtrend through last summer and their yields remained under 0.10 as recently as the start of 2022; however, year-to-date these short-term issues have put in an extreme uptrend as the market and the Fed finally seemed to accept the economy was running hot on inflation. We previously wrote that interest rate performance suggested the economy might not be as strong as it looked toward the end of 2021, and that seems to have been confirmed by the current negative GDP environment.

We believe the economic environment is neutral for shorter-term bonds and negative for longer-term bonds. The Saratoga Municipal Bond Portfolio utilizes Saratoga’s dynamic allocation process to allocate to the portfolio’s underlying funds. Currently the portfolio’s allocation is overweight the ultra-short-term bond strategy with a lesser allocation to the short-term bond strategy and no allocation to the intermediate or long-term bond strategies. The portfolio’s allocation benefited relative performance during the period.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MUNICIPAL BOND PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
JPMorgan Ultra-Short Municipal Fund, Class I	90.1%
Vanguard Short-Term Tax-Exempt Fund, Admiral Class	7.7%

*	Based on total net assets as of August 31, 2022.

Excludes short-term investments.

Portfolio Composition*

The Bloomberg Municipal Bond Index consist of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristic: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Bloomber Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

The Lipper Intermediate Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit rating. Indexes are not managed and it is not possible to invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Avondale, Arizona

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

7-Day Compounded Yield¹	U.S. Government Money Market Portfolio (Class A and C)
8/31/22	0.01%

Total Aggregate Return for the Periods Ended August 31, 2022
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/21 - 8/31/22	9/1/17 - 8/31/22*	9/1/12 - 8/31/22*	1/4/99 - 8/31/22*	2/14/06 - 8/31/22*
Class A
With Sales Charge	(5.65)%	(0.94)%	(0.47)%	NA	0.07%
Without Sales Charge	0.01%	0.22%	0.11%	NA	0.42%
Class C
With Sales Charge	(0.99)%	0.10%	0.06%	0.92%	NA
Without Sales Charge	0.01%	0.10%	0.06%	0.92%	NA

¹	The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2021, are 1.64% and 2.24% for the A and C Classes, respectively.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

INVESTMENT REVIEW

AGGRESSIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Avondale, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Periods Ended August 31, 2022
	One Year:	Inception:
	9/1/2021 -	1/4/2018 -
	8/31/22	8/31/22*+
Class A
With Sales Charge	(14.29)%	3.15%
Without Sales Charge	(9.07)%	4.46%
Class C
With Sales Charge	(10.93)%	3.89%
Without Sales Charge	(9.93)%	3.89%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 4, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2021, are 3.38% and 4.00% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. The target allocations are: approximately 35%-95% of the Portfolio’s assets to core equity investments; 7.5%-30% to sector equity investments; 2%-55% to fixed income investments; 2.5%-55% to money market investments; and 4%-40% to alternative investments. The Portfolio will invest in equity, fixed income, and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

PORTFOLIO ADVISOR COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States regressed by an annualized growth rate of -0.6% (AGR) during the second quarter of 2022, up from the -1.6% AGR during the first quarter of 2022. The steady growth that the US economy enjoyed prior to, and during its recovery from, the pandemic-related recession is being eaten away at by inflation. Thus far, the National Bureau of Economic Research (NBER) has yet to characterize the current economic environment as a recession; our own proprietary economic stage analysis has generally agreed with the NBER’s historical characterizations, and we believe it is important to use a nuanced framework when approaching recession determinations. We would not be surprised to see the economy bounce around near zero growth while inflation remains elevated. And, while our metrics indicate the economy is likely already in, or will shortly enter, recession, we believe it is important to note that investing based on economic stages requires looking well beyond the broad macro environment.

Looking at the main components of GDP during the quarter, Personal Consumption Expenditures (PCE) advanced by 2.0%, while Gross Private Domestic Investment (GPDI) fell sharply, down over 14%, and government spending fell again. Government spending, which accounts for both consumption and gross investment, has now fallen for five straight quarters and seven of the last eight. Non-defense spending by the government continues to fall, as federal, state, and local budgets tighten. Though fiscal tightening has not been extreme, the fall in government spending sheds light on the particular difficulty leaders are facing as they deal with the current economy: in an environment where we might usually see fiscal largesse, inflation is forcing governments to spend less out of fear consumer demand will continue to run amuck.

While consumer spending grew during the quarter, the Goods portion of PCE continues to deteriorate. The Services portion of PCE represents consumer spending on services, which accounts for roughly 40% of the entire US economy; it is undeniably positive to see services spending remain resilient, though it is likewise fair to point out that not much else in the current GDP report is inspiring. Though the freefall of investment in Residential and Nonresidential Structures is unsurprising as the cost of debt moves higher, it is nonetheless a heavy burden on the economy. The depth of economic pain we see will likely correlate with how inflation persists. While many may focus on inflation falling back to the Federal Reserve’s nominal 2.0% target, we believe inflation around 4.0% should allow the economy and earnings to recover and investors to see some relief.

INVESTMENT REVIEW

AGGRESSIVE BALANCED ALLOCATION PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
AGGRESSIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Saratoga Large Capitalization Value Portfolio, Class I	18.6%
Saratoga Large Capitalization Growth Portfolio, Class I	13.2%
Vanguard Ultra-Short-Term Bond Fund, Admiral Class	12.3%
Saratoga Mid Capitalization Portfolio, Class I	11.0%
Eaton Vance Global Macro Absolute Return Fund, Class I	9.8%
Vanguard Small-Cap Index Fund, Admiral Class	8.4%
Vanguard Total International Stock Index Fund, Admiral Class	6.3%
Saratoga Health & Biotechnology Portfolio, Class I	4.1%
Saratoga Energy & Basic Materials Portfolio, Class I	3.3%
Saratoga Technology & Communications Portfolio, Class I	3.3%

*	Based on total net assets as of August 31, 2022.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 70%-85% Equity Category seeks to provide income and capital appreciation by investing in multiple asset classes. The Funds typically have 70%-85% equity exposure in domestic holdings.

The Morningstar Moderately Aggressive Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly above-average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

Aggressive Balanced Allocation Portfolio is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Aggressive Balanced Allocation Portfolio or any member of the public regarding the advisability of investing in mutual funds comprised of multiple asset classes generally or in the Aggressive Balanced Allocation Portfolio in particular or the ability of the Morningstar US Fund Allocation 70%-85% Equity Category and/or Morningstar Moderately Aggressive Target Risk Index to track general market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR US FUND ALLOCATION 70%-85% EQUITY CATEGORY OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

We rely on roughly fifty macroeconomic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the annual period ending August 31, 2022, we believe monetary policy statistics are negative for equities and longer-term bonds, while being neutral for shorter-term bonds. Interest rate statistics are negative for equities and longer -term bonds, while being neutral for shorter- term bonds. Valuation statistics are negative for equities. Inflation statistics are decidedly negative for equities, neutral for shorter-term bonds, and negative for longer-term bonds. Generally, the allocation change made during the last annual reporting period remains intact. That allocation change overweighted large cap value versus large cap growth, overweighted mid and small cap relative to overall equity exposure, and boosted the ratio of fixed income relative to equities and cash equivalents. Additionally, within the bond portion of the portfolio, ultra-short-term bonds continue to be favored. During the annual period, the portfolio’s allocation posture provided positive relative performance.

INVESTMENT REVIEW

CONSERVATIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Avondale, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Periods Ended August 31, 2022
	One Year:	Inception:
	9/1/21 - 8/31/22	1/4/18 - 8/31/22*+
Class A
With Sales Charge	(12.00)%	2.25%
Without Sales Charge	(6.64)%	3.56%
Class C
With Sales Charge	(8.34)%	3.04%
Without Sales Charge	(7.34)%	3.04%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 4, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2021, are 2.63% and 3.38% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”) . The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, fixed income, money market and alternative investments. The target allocations are: approximately 5%-65% of the Portfolio’s assets to core equity investments; 8%-75% to fixed income investments; 10%- 75% to money market investments; and 2%-30% to alternative investments. The Manager does not currently intend to allocate any of the Portfolio’s assets to sector equity investments; however, it may do so in the future. The Portfolio will invest in equity, fixed income, and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are affecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

PORTFOLIO ADVISOR COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States regressed by an annualized growth rate of -0.6% (AGR) during the second quarter of 2022, up from the -1.6% AGR during the first quarter of 2022. The steady growth that the US economy enjoyed prior to, and during its recovery from, the pandemic-related recession is being eaten away at by inflation. Thus far, the National Bureau of Economic Research (NBER) has yet to characterize the current economic environment as a recession; our own proprietary economic stage analysis has generally agreed with the NBER’s historical characterizations, and we believe it is important to use a nuanced framework when approaching recession determinations. We would not be surprised to see the economy bounce around near zero growth while inflation remains elevated. And, while our metrics indicate the economy is likely already in, or will shortly enter, recession, we believe it is important to note that investing based on economic stages requires looking well beyond the broad macro environment.

Looking at the main components of GDP during the quarter, Personal Consumption Expenditures (PCE) advanced by 2.0%, while Gross Private Domestic Investment (GPDI) fell sharply, down over 14%, and government spending fell again. Government spending, which accounts for both consumption and gross investment, has now fallen for five straight quarters and seven of the last eight. Non-defense spending by the government continues to fall, as federal, state, and local budgets tighten. Though fiscal tightening has not been extreme, the fall in government spending sheds light on the particular difficulty leaders are facing as they deal with the current economy: in an environment where we might usually see fiscal largesse, inflation is forcing governments to spend less out of fear consumer demand will continue to run amuck.

While consumer spending grew during the quarter, the Goods portion of PCE continues to deteriorate. The Services portion of PCE represents consumer spending on services, which accounts for roughly 40% of the entire US economy; it is undeniably positive to see services spending remain resilient, though it is likewise fair to point out that not much else in the current GDP report is inspiring. Though the freefall of investment in Residential and Nonresidential Structures is unsurprising as the cost of debt moves higher, it is nonetheless a heavy burden on the economy. The depth of economic pain we see will likely correlate with how inflation persists. While many may focus on inflation falling back to the Federal Reserve’s nominal 2.0% target, we believe inflation around 4.0% should allow the economy and earnings to recover and investors to see some relief.

We rely on roughly fifty macroeconomic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the annual period ending August 31, 2022, we believe monetary policy statistics are negative for equities and longer- term bonds, while being neutral for shorter-term bonds. Interest rate statistics are negative for equities and longer-term bonds, while being neutral for shorter-term bonds. Valuation statistics are negative for equites. Inflation statistics are decidedly negative for equities, neutral for shorter -term bonds, and negative for longer-term bonds. Generally, the allocation change made during the last annual reporting period remains intact. That allocation change overweighted large cap value versus large cap growth, overweighted mid and small cap relative to overall equity exposure, and boosted the ratio of fixed income relative to equities and cash equivalents. Additionally, within the bond portion of the portfolio, ultra-short-term bonds continue to be favored. During the annual period, the portfolio’s allocation posture provided positive relative performance.

INVESTMENT REVIEW

CONSERVATIVE BALANCED ALLOCATION PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
CONSERVATIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Vanguard Ultra-Short-Term Bond Fund, Admiral Class	31.8%
Saratoga Large Capitalization Value Portfolio, Class I	14.0%
Saratoga Large Capitalization Growth Portfolio, Class I	10.1%
Saratoga Mid Capitalization Portfolio, Class I	8.4%
Eaton Vance Global Macro Absolute Return Fund, Class I	7.2%
Vanguard Small-Cap Index Fund, Admiral Class	1.9%
Vanguard Total International Stock Index Fund, Admiral Class	1.1%

*	Based on total net assets as of August 31, 2022.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 30%-50% Equity Category invests in both stocks and bonds and maintains a relatively smaller position in stocks. The Funds typically have 30%-50% of assets in equities and 50%-70% of assets in fixed income and cash.

The Morningstar Moderately Conservative Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly below-average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

Conservative Balanced Allocation Portfolio is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Conservative Balanced Allocation Portfolio or any member of the public regarding the advisability of investing in mutual funds comprised of stocks and bonds generally or in the Conservative Balanced Allocation Portfolio in particular or the ability of the Morningstar US Fund Allocation 30%-50% Equity Category and/or Morningstar Moderately Conservative Target Risk Index to track general stocks and market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR US FUND ALLOCATION 30%-50% EQUITY CATEGORY OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

INVESTMENT REVIEW

MODERATE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Avondale, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Periods Ended August 31, 2022
	One Year:	Inception:
	9/1/21 – 8/31/22	1/4/2018 – 8/31/22*+
Class A
With Sales Charge	(12.88)%	3.42%
Without Sales Charge	(7.59)%	4.74%
Class C
With Sales Charge	(9.37)%	4.17%
Without Sales Charge	(8.37)%	4.17%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 4, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2021, are 2.99% and 3.70% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”) . The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. The target allocations are: approximately 20%-82.5% of the Portfolio’s assets to core equity investments; 2.5%-25% to sector equity investments; 6%-65% to fixed income investments; 7%-65% to money market investments; and 3%-35% to alternative investments. The Portfolio will invest in equity, fixed income, and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

PORTFOLIO ADVISOR COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States regressed by an annualized growth rate of -0.6% (AGR) during the second quarter of 2022, up from the -1.6% AGR during the first quarter of 2022. The steady growth that the US economy enjoyed prior to, and during its recovery from, the pandemic-related recession is being eaten away at by inflation. Thus far, the National Bureau of Economic Research (NBER) has yet to characterize the current economic environment as a recession; our own proprietary economic stage analysis has generally agreed with the NBER’s historical characterizations, and we believe it is important to use a nuanced framework when approaching recession determinations. We would not be surprised to see the economy bounce around near zero growth while inflation remains elevated. And, while our metrics indicate the economy is likely already in, or will shortly enter, recession, we believe it is important to note that investing based on economic stages requires looking well beyond the broad macro environment.

Looking at the main components of GDP during the quarter, Personal Consumption Expenditures (PCE) advanced by 2.0%, while Gross Private Domestic Investment (GPDI) fell sharply, down over 14%, and government spending fell again. Government spending, which accounts for both consumption and gross investment, has now fallen for five straight quarters and seven of the last eight. Non-defense spending by the government continues to fall, as federal, state, and local budgets tighten. Though fiscal tightening has not been extreme, the fall in government spending sheds light on the particular difficulty leaders are facing as they deal with the current economy: in an environment where we might usually see fiscal largesse, inflation is forcing governments to spend less out of fear consumer demand will continue to run amuck.

While consumer spending grew during the quarter, the Goods portion of PCE continues to deteriorate. The Services portion of PCE represents consumer spending on services, which accounts for roughly 40% of the entire US economy; it is undeniably positive to see services spending remain resilient, though it is likewise fair to point out that not much else in the current GDP report is inspiring. Though the freefall of investment in Residential and Nonresidential Structures is unsurprising as the cost of debt moves higher, it is nonetheless a heavy burden on the economy. The depth of economic pain we see will likely correlate with how inflation persists. While many may focus on inflation falling back to the Federal Reserve’s nominal 2.0% target, we believe inflation around 4.0% should allow the economy and earnings to recover and investors to see some relief.

We rely on roughly fifty macroeconomic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the annual period ending August 31, 2022, we believe monetary policy statistics are negative for equities and longer- term bonds, while being neutral for shorter-term bonds. Interest rate statistics are negative for equities and longer-term bonds, while being neutral for shorter-term bonds. Valuation statistics are negative for equites. Inflation statistics are decidedly negative for equities, neutral for shorter -term bonds, and negative for longer-term bonds. Generally, the allocation change made during the last annual reporting period remains intact. That allocation change overweighted large cap value versus large cap growth, overweighted mid and small cap relative to overall equity exposure, and boosted the ratio of fixed income relative to equities and cash equivalents. Additionally, within the bond portion of the portfolio, ultra-short-term bonds continue to be favored. During the annual period, the portfolio’s allocation posture provided positive relative performance.

INVESTMENT REVIEW

MODERATE BALANCED ALLOCATION PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MODERATE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Vanguard Ultra-Short-Term Bond Fund, Admiral Class	22.9%
Saratoga Large Capitalization Value Portfolio, Class I	19.7%
Saratoga Large Capitalization Growth Portfolio, Class I	14.1%
Saratoga Mid Capitalization Portfolio, Class I	11.9%
Eaton Vance Global Macro Absolute Return Fund, Class I	7.5%
Vanguard Small-Cap Index Fund, Admiral Class	4.0%
Vanguard Total International Stock Index Fund, Admiral Class	2.5%
Saratoga Health & Biotechnology Portfolio, Class I	2.2%
Saratoga Technology & Communications Portfolio, Class I	2.0%
Saratoga Energy & Basic Materials Portfolio, Class I	1.7%

*	Based on total net assets as of August 31, 2022.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 50%-70% Equity Category invests in stocks and bonds and maintains a relatively higher position in stocks. The Funds typically have 50%-70% of assets in equities and the remainder in fixed income and cash.

The Morningstar Moderate Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

Moderate Balanced Allocation Portfolio is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Moderate Balanced Allocation Portfolio or any member of the public regarding the advisability of investing in mutual funds comprised of stocks and bonds generally or in the Moderate Balanced Allocation Portfolio in particular or the ability of the Morningstar US Fund Allocation 50%-70% Equity Category and/or Morningstar Moderate Target Risk Index to track general stocks and bonds market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR US FUND ALLOCATION 50%-70% EQUITY CATEGORY OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

INVESTMENT REVIEW

MODERATELY AGGRESSIVE BALANCED ALLOCATION
PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Avondale, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Periods Ended August 31, 2022
	One Year:	Inception:
	9/1/21 – 8/31/22	1/4/18 – 8/31/22*+
Class A
With Sales Charge	(13.39)%	3.00%
Without Sales Charge	(8.09)%	4.32%
Class C
With Sales Charge	(9.79)%	3.77%
Without Sales Charge	(8.79)%	3.77%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 4, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2021, are 3.14% and 4.15% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”) . The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. The target allocations are: approximately 30%-90% of the Portfolio’s assets to core equity investments; 5%-27.5% to sector equity investments; 3%-60% to fixed income investments; 5%-60% to money market investments; and 3.5%-37.5% to alternative investments. The Portfolio will invest in equity, fixed income, and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

PORTFOLIO ADVISOR COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States regressed by an annualized growth rate of -0.6% (AGR) during the second quarter of 2022, up from the -1.6% AGR during the first quarter of 2022. The steady growth that the US economy enjoyed prior to, and during its recovery from, the pandemic-related recession is being eaten away at by inflation. Thus far, the National Bureau of Economic Research (NBER) has yet to characterize the current economic environment as a recession; our own proprietary economic stage analysis has generally agreed with the NBER’s historical characterizations, and we believe it is important to use a nuanced framework when approaching recession determinations. We would not be surprised to see the economy bounce around near zero growth while inflation remains elevated. And, while our metrics indicate the economy is likely already in, or will shortly enter, recession, we believe it is important to note that investing based on economic stages requires looking well beyond the broad macro environment.

Looking at the main components of GDP during the quarter, Personal Consumption Expenditures (PCE) advanced by 2.0%, while Gross Private Domestic Investment (GPDI) fell sharply, down over 14%, and government spending fell again. Government spending, which accounts for both consumption and gross investment, has now fallen for five straight quarters and seven of the last eight. Non-defense spending by the government continues to fall, as federal, state, and local budgets tighten. Though fiscal tightening has not been extreme, the fall in government spending sheds light on the particular difficulty leaders are facing as they deal with the current economy: in an environment where we might usually see fiscal largesse, inflation is forcing governments to spend less out of fear consumer demand will continue to run amuck.

While consumer spending grew during the quarter, the Goods portion of PCE continues to deteriorate. The Services portion of PCE represents consumer spending on services, which accounts for roughly 40% of the entire US economy; it is undeniably positive to see services spending remain resilient, though it is likewise fair to point out that not much else in the current GDP report is inspiring. Though the freefall of investment in Residential and Nonresidential Structures is unsurprising as the cost of debt moves higher, it is nonetheless a heavy burden on the economy. The depth of economic pain we see will likely correlate with how inflation persists. While many may focus on inflation falling back to the Federal Reserve’s nominal 2.0% target, we believe inflation around 4.0% should allow the economy and earnings to recover and investors to see some relief.

We rely on roughly fifty macroeconomic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the annual period ending August 31, 2022, we believe monetary policy statistics are negative for equities and longer- term bonds, while being neutral for shorter-term bonds. Interest rate statistics are negative for equities and longer-term bonds, while being neutral for shorter-term bonds. Valuation statistics are negative for equites. Inflation statistics are decidedly negative for equities, neutral for shorter -term bonds, and negative for longer-term bonds. Generally, the allocation change made during the last annual reporting period remains intact. That allocation change overweighted large cap value versus large cap growth, overweighted mid and small cap relative to overall equity exposure, and boosted the ratio of fixed income relative to equities and cash equivalents. Additionally, within the bond portion of the portfolio, ultra-short-term bonds continue to be favored. During the annual period, the portfolio’s allocation posture provided positive relative performance.

INVESTMENT REVIEW

MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Vanguard Ultra-Short-Term Bond Fund, Admiral Class	18.6%
Saratoga Large Capitalization Value Portfolio, Class I	18.3%
Saratoga Large Capitalization Growth Portfolio, Class I	13.1%
Saratoga Mid Capitalization Portfolio, Class I	11.9%
Eaton Vance Global Macro Absolute Return Fund, Class I	8.3%
Vanguard Small-Cap Index Fund, Admiral Class	6.3%
Vanguard Total International Stock Index Fund, Admiral Class	4.1%
Saratoga Health & Biotechnology Portfolio, Class I	2.7%
Saratoga Energy & Basic Materials Portfolio, Class I	2.5%
Saratoga Technology & Communications Portfolio, Class I	2.2%

*	Based on total net assets as of August 31, 2022.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 50%-70% Equity Category invests in stocks and bonds and maintains a relatively higher position in stocks. The Funds typically have 50%-70% of assets in equities and the remainder in fixed income and cash.

The Morningstar Moderate Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

Moderately Aggressive Balanced Allocation Portfolio is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Moderately Aggressive Balanced Allocation Portfolio or any member of the public regarding the advisability of investing in mutual funds comprised of stocks and bonds generally or in the Moderately Aggressive Balanced Allocation Portfolio in particular or the ability of Morningstar US Fund Allocation 50%-70% Equity Category and/or Morningstar Moderate Target Risk Index to track general stocks and bonds market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR US FUND ALLOCATION 50%-70% EQUITY CATEGORY OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

INVESTMENT REVIEW

MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Avondale, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Periods Ended August 31, 2022
	One Year:	Inception:
	9/1/21 – 8/31/22	1/10/18 – 8/31/22*+
Class A
With Sales Charge	(12.52)%	2.75%
Without Sales Charge	(7.19)%	4.07%
Class C
With Sales Charge	(9.01)%	3.37%
Without Sales Charge	(8.01)%	3.37%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 10, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2021, are 2.98% and 3.88% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”) . The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, fixed income, money market and alternative investments. The target allocations are: approximately 10%-75% of the Portfolio’s assets to core equity investments; 7%-70% to fixed income investments; 8.5%-70% to money market investments; and 2.5%-32.5% to alternative investments. The Manager does not currently intend to allocate any of the Portfolio’s assets to sector equity investments; however, it may do so in the future. The Portfolio will invest in equity, fixed income, and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

PORTFOLIO ADVISOR COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States regressed by an annualized growth rate of -0.6% (AGR) during the second quarter of 2022, up from the -1.6% AGR during the first quarter of 2022. The steady growth that the US economy enjoyed prior to, and during its recovery from, the pandemic-related recession is being eaten away at by inflation. Thus far, the National Bureau of Economic Research (NBER) has yet to characterize the current economic environment as a recession; our own proprietary economic stage analysis has generally agreed with the NBER’s historical characterizations, and we believe it is important to use a nuanced framework when approaching recession determinations. We would not be surprised to see the economy bounce around near zero growth while inflation remains elevated. And, while our metrics indicate the economy is likely already in, or will shortly enter, recession, we believe it is important to note that investing based on economic stages requires looking well beyond the broad macro environment.

Looking at the main components of GDP during the quarter, Personal Consumption Expenditures (PCE) advanced by 2.0%, while Gross Private Domestic Investment (GPDI) fell sharply, down over 14%, and government spending fell again. Government spending, which accounts for both consumption and gross investment, has now fallen for five straight quarters and seven of the last eight. Non-defense spending by the government continues to fall, as federal, state, and local budgets tighten. Though fiscal tightening has not been extreme, the fall in government spending sheds light on the particular difficulty leaders are facing as they deal with the current economy: in an environment where we might usually see fiscal largesse, inflation is forcing governments to spend less out of fear consumer demand will continue to run amuck.

While consumer spending grew during the quarter, the Goods portion of PCE continues to deteriorate. The Services portion of PCE represents consumer spending on services, which accounts for roughly 40% of the entire US economy; it is undeniably positive to see services spending remain resilient, though it is likewise fair to point out that not much else in the current GDP report is inspiring. Though the freefall of investment in Residential and Nonresidential Structures is unsurprising as the cost of debt moves higher, it is nonetheless a heavy burden on the economy. The depth of economic pain we see will likely correlate with how inflation persists. While many may focus on inflation falling back to the Federal Reserve’s nominal 2.0% target, we believe inflation around 4.0% should allow the economy and earnings to recover and investors to see some relief.

We rely on roughly fifty macroeconomic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the annual period ending August 31, 2022, we believe monetary policy statistics are negative for equities and longer- term bonds, while being neutral for shorter-term bonds. Interest rate statistics are negative for equities and longer-term bonds, while being neutral for shorter-term bonds. Valuation statistics are negative for equites. Inflation statistics are decidedly negative for equities, neutral for shorter -term bonds, and negative for longer-term bonds. Generally, the allocation change made during the last annual reporting period remains intact. That allocation change overweighted large cap value versus large cap growth, overweighted mid and small cap relative to overall equity exposure, and boosted the ratio of fixed income relative to equities and cash equivalents. Additionally, within the bond portion of the portfolio, ultra-short-term bonds continue to be favored. During the annual period, the portfolio’s allocation posture provided positive relative performance.

INVESTMENT REVIEW

MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Vanguard Ultra-Short-Term Bond Fund, Admiral Class	28.2%
Saratoga Large Capitalization Value Portfolio, Class I	18.4%
Saratoga Large Capitalization Growth Portfolio, Class I	13.5%
Saratoga Mid Capitalization Portfolio, Class I	11.8%
Eaton Vance Global Macro Absolute Return Fund, Class I	7.8%
Vanguard Small-Cap Index Fund, Admiral Class	5.9%
Vanguard Total International Stock Index Fund, Admiral Class	3.7%

*	Based on total net assets as of August 31, 2022.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 50%-70% Equity Category invests in stocks and bonds and maintains a relatively higher position in stocks. The funds typically have 50%-70% of assets in equities and the remainder in fixed income and cash.

The Morningstar Moderate Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

Moderately Conservative Balanced Allocation Portfolio is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Moderately Conservative Balanced Allocation Portfolio or any member of the public regarding the advisability of investing in mutual funds comprised of stocks and bonds generally or in the Moderately Conservative Balanced Allocation Portfolio in particular or the ability of the Morningstar US Fund Allocation 50%-70% Equity Category and/or Morningstar Moderate Target Risk Index to track general stocks and bonds market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR US FUND ALLOCATION 50%-70% EQUITY CATEGORY OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

SARATOGA LARGE CAPITALIZATION VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 91.9%
	AEROSPACE & DEFENSE - 4.8%
10,749	Raytheon Technologies Corporation	$964,723

	ASSET MANAGEMENT - 4.7%
86,185	Blue Owl Capital, Inc.	956,653

	BANKING - 10.2%
15,166	East West Bancorp, Inc.	1,094,530
6,362	First Republic Bank	965,942
		2,060,472
	CHEMICALS - 5.3%
17,465	Corteva, Inc.	1,072,875

	CONTAINERS & PACKAGING - 5.4%
12,080	Crown Holdings, Inc.	1,094,327

	ELECTRICAL EQUIPMENT - 8.5%
60,974	API Group Corporation(a)	948,146
3,199	Rockwell Automation, Inc.	757,971
		1,706,117
	ENGINEERING & CONSTRUCTION - 5.1%
12,909	MasTec, Inc.(a),(b)	1,039,174

	HEALTH CARE FACILITIES & SERVICES - 11.0%
4,570	AmerisourceBergen Corporation	669,779
3,106	Charles River Laboratories International, Inc.(a)	637,506
1,935	Chemed Corporation	921,428
		2,228,713
	INSTITUTIONAL FINANCIAL SERVICES - 4.2%
13,684	Interactive Brokers Group, Inc., Class A	842,798

See accompanying notes to financial statements.

SARATOGA LARGE CAPITALIZATION VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 91.9% (Continued)
	INTERNET MEDIA & SERVICES - 6.9%
8,330	Alphabet, Inc., Class A(a)	$901,473
8,677	Match Group, Inc.(a)	490,511
		1,391,984
	PUBLISHING & BROADCASTING - 5.0%
15,694	Liberty Media Corporation-Liberty Formula One, Class C(a)	999,394

	SEMICONDUCTORS - 5.3%
15,603	ON Semiconductor Corporation(a)	1,073,018

	SPECIALTY FINANCE - 5.6%
11,289	Walker & Dunlop, Inc.	1,134,093

	TECHNOLOGY SERVICES - 9.9%
5,084	CACI International, Inc., Class A(a)	1,427,943
6,006	PayPal Holdings, Inc.(a)	561,201
		1,989,144

	TOTAL COMMON STOCKS (Cost $18,094,984)	18,553,485

Principal
Amount ($)
	COLLATERAL FOR SECURITIES LOANED — 0.0%*
	REPURCHASE AGREEMENTS - 0.0%*
209	BNP Paribas SA, dated 8/31/2022, due 9/1/2022, 2.250%, total to be received $209 (Collateralized by various US Government agency obligations, due 10/13/2022-05/15/2052, 0.000%-3.875% totaling $213)(c)	209
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $209)

See accompanying notes to financial statements.

SARATOGA LARGE CAPITALIZATION VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENT — 9.4%
	MONEY MARKET FUND - 9.4%
1,903,444	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 2.27% (Cost $1,903,444)(d)	$1,903,444

	TOTAL INVESTMENTS - 101.3% (Cost $19,998,637)	$20,457,138
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.3)%	(269,106)
	NET ASSETS - 100.0%	$20,188,032

(a)	Non-income producing security.

(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of August 31, 2022 was $936,698.

(c)	Security was purchased with cash received as collateral for securities on loan at August 31, 2022. Total collateral had a value of $209 at August 31, 2022. Additional collateral received from the borrower not disclosed in the Schedule of Investments had a value of $961,874 on August 31, 2022.

(d)	Rate disclosed is the seven day effective yield as of August 31, 2022.

*	Less than .005%

See accompanying notes to financial statements.

SARATOGA LARGE CAPITALIZATION GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 99.3%
	ADVERTISING & MARKETING - 1.1%
4,350	Trade Desk, Inc. (The), Class A(a)	$272,745

	AUTOMOTIVE - 4.3%
3,690	Tesla, Inc.(a)	1,017,001

	BIOTECHNOLOGY & PHARMACEUTICALS - 0.4%
6,120	Exelixis, Inc.(a)	108,569

	COMMERCIAL SUPPORT SERVICES - 2.5%
3,530	Waste Management, Inc.	596,676

	CONSTRUCTION MATERIALS - 1.3%
1,020	Carlisle Companies, Inc.	301,573

	E-COMMERCE DISCRETIONARY - 3.9%
7,430	Amazon.com, Inc.(a)	941,901

	FOOD - 0.9%
7,180	Pilgrim’s Pride Corporation(a)	204,415

	HEALTH CARE FACILITIES & SERVICES - 5.1%
1,360	IQVIA Holdings, Inc.(a)	289,217
1,420	McKesson Corporation	521,140
770	UnitedHealth Group, Inc.	399,884
		1,210,241
	INDUSTRIAL SUPPORT SERVICES - 2.0%
1,610	United Rentals, Inc.(a)	470,184

	INFRASTRUCTURE REIT - 1.0%
990	American Tower Corporation	251,509

	INSURANCE - 3.0%
6,990	Arch Capital Group Ltd.(a)	319,583

See accompanying notes to financial statements

SARATOGA LARGE CAPITALIZATION GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 99.3% (Continued)
	INSURANCE - 3.0% (Continued)
1,465	Everest Re Group Ltd.	$394,158
		713,741
	INTERNET MEDIA & SERVICES - 6.9%
4,230	Airbnb, Inc., Class A(a)	478,498
4,240	Alphabet, Inc., Class A(a)	458,853
4,240	Alphabet, Inc., Class C(a)	462,796
3,310	GoDaddy, Inc., Class A(a)	250,964
		1,651,111
	LEISURE FACILITIES & SERVICES - 3.5%
160	Chipotle Mexican Grill, Inc.(a)	255,488
1,090	Choice Hotels International, Inc.	125,034
2,640	Live Nation Entertainment, Inc.(a)	238,550
1,400	Marriott International, Inc., Class A	215,236
		834,308
	MEDICAL EQUIPMENT & DEVICES - 5.0%
3,700	Agilent Technologies, Inc.	474,525
2,610	Masimo Corporation(a)	383,383
280	Mettler-Toledo International, Inc.(a)	339,489
		1,197,397
	PUBLISHING & BROADCASTING - 0.5%
650	Nexstar Media Group, Inc.	124,358

	RETAIL - CONSUMER STAPLES - 3.3%
1,490	Costco Wholesale Corporation	777,929

	RETAIL - DISCRETIONARY - 5.5%
235	AutoZone, Inc.(a)	498,014
1,280	Ulta Beauty, Inc.(a)	537,434
1,810	Williams-Sonoma, Inc. (b)	269,238
		1,304,686
	SELF-STORAGE REIT - 0.8%
550	Public Storage	181,957

See accompanying notes to financial statements

SARATOGA LARGE CAPITALIZATION GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 99.3% (Continued)
	SEMICONDUCTORS - 5.6%
1,420	Advanced Micro Devices, Inc.(a)	$120,516
1,360	Applied Materials, Inc.	127,935
720	Broadcom, Inc.	359,359
2,850	NVIDIA Corporation	430,179
2,190	QUALCOMM, Inc.	289,671
		1,327,660
	SOFTWARE - 21.1%
2,825	Crowdstrike Holdings, Inc., Class A(a)	515,873
3,450	Datadog, Inc.(a)	362,077
9,010	Fortinet, Inc.(a)	438,697
7,643	Microsoft Corporation	1,998,415
480	Palo Alto Networks, Inc.(a)	267,269
1,010	Splunk, Inc.(a)	90,930
1,630	Synopsys, Inc.(a)	564,013
2,400	Veeva Systems, Inc., Class A(a)	478,368
6,750	ZoomInfo Technologies, Inc., Class A(a)	306,585
		5,022,227
	TECHNOLOGY HARDWARE - 13.2%
16,330	Apple, Inc.	2,567,403
3,800	Arista Networks, Inc.(a)	455,544
4,190	Pure Storage, Inc., Class A(a)	121,384
		3,144,331
	TECHNOLOGY SERVICES - 5.9%
360	Fair Isaac Corporation(a)	161,784
1,950	Gartner, Inc.(a)	556,374
4,280	Paychex, Inc.	527,895
860	Visa, Inc., Class A	170,891
		1,416,944

See accompanying notes to financial statements

SARATOGA LARGE CAPITALIZATION GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 99.3% (Continued)
	TRANSPORTATION & LOGISTICS - 2.5%
4,680	Expeditors International of Washington, Inc.	$481,525
800	Landstar System, Inc.	117,304
		598,829

	TOTAL COMMON STOCKS (Cost $20,049,782)	23,670,292

	SHORT-TERM INVESTMENT — 0.9%
	MONEY MARKET FUND - 0.9%
219,972	Dreyfus Institutional Preferred Government Money Market Fund Institutional Class, Institutional Class, 2.27% (Cost $219,972)(c)	219,972

	TOTAL INVESTMENTS - 100.2% (Cost $20,269,754)	$23,890,264
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(59,034)
	NET ASSETS - 100.0%	$23,831,230

LTD - Limited Company

REIT - Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of August 31, 2022 was $266,411. Collateral received from the borrower not disclosed in the Schedule of investments had a value of $281,890 on August 31, 2022.

(c)	Rate disclosed is the seven day effective yield as of August 31, 2022.

See accompanying notes to financial statements

SARATOGA MID CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 93.1%
	APPAREL & TEXTILE PRODUCTS - 0.5%
1,510	Skechers USA, Inc., Class A(a)	$57,078

	ASSET MANAGEMENT - 2.3%
1,243	Apollo Global Management, Inc.	69,086
755	Ares Management Corporation, Class A	55,976
4,348	Brightsphere Investment Group, Inc.	74,307
525	Raymond James Financial, Inc.	54,794
		254,163
	BANKING - 1.2%
2,410	Bank of NT Butterfield & Son Ltd. (The)	78,614
2,085	Huntington Bancshares, Inc.	27,939
890	PacWest Bancorp	23,434
		129,987
	BIOTECH & PHARMA - 1.2%
8,675	Elanco Animal Health, Inc.(a)	131,253

	CHEMICALS - 3.3%
305	Avery Dennison Corporation	56,004
2,110	Axalta Coating Systems Ltd.(a)	54,333
1,525	FMC Corporation	164,822
1,050	LyondellBasell Industries N.V., Class A	87,150
		362,309
	COMMERCIAL SUPPORT SERVICES - 4.0%
3,125	Aramark	111,594
2,300	Republic Services, Inc.	328,256
		439,850
	CONSUMER SERVICES - 0.7%
880	Grand Canyon Education, Inc.(a)	71,614

	CONTAINERS & PACKAGING - 2.3%
2,795	Crown Holdings, Inc.	253,199

See accompanying notes to financial statements.

SARATOGA MID CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 93.1% (Continued)
	E-COMMERCE DISCRETIONARY - 1.3%
10,140	Leslie’s, Inc.(a),(b)	$143,785

	ELECTRIC UTILITIES - 15.9%
5,570	Alliant Energy Corporation	339,993
3,650	Ameren Corporation	338,063
4,855	CMS Energy Corporation	327,907
5,000	Evergy, Inc.	342,650
15,940	Vistra Corporation	394,515
		1,743,128
	ELECTRICAL EQUIPMENT - 5.3%
485	Allegion plc	46,124
1,370	AMETEK, Inc.	164,618
395	Hubbell, Inc.	81,489
335	Keysight Technologies, Inc.(a)	54,903
1,780	nVent Electric plc	58,669
2,255	Otis Worldwide Corporation	162,856
		568,659
	ENGINEERING & CONSTRUCTION - 2.7%
7,465	WillScot Mobile Mini Holdings Corporation(a)	299,645

	HEALTH CARE FACILITIES & SERVICES - 3.7%
32,145	Aveanna Healthcare Holdings, Inc.(a)	58,504
660	IQVIA Holdings, Inc.(a)	140,356
12,130	Sotera Health Company(a)	205,118
		403,978
	HOME CONSTRUCTION - 0.4%
2,305	AZEK Company, Inc. (The)(a)	42,066

	HOUSEHOLD PRODUCTS - 2.5%
3,280	Church & Dwight Company, Inc.	274,569

	INSTITUTIONAL FINANCIAL SERVICES - 4.5%
1,870	Cboe Global Markets, Inc.	220,604

See accompanying notes to financial statements.

SARATOGA MID CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 93.1% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES - 4.5% (Continued)
4,620	Nasdaq, Inc.	$275,029
		495,633
	INSURANCE - 5.7%
2,075	Allstate Corporation (The)	250,037
1,285	Arthur J Gallagher & Company	233,317
1,135	Reinsurance Group of America, Inc.	142,284
		625,638
	LEISURE PRODUCTS - 0.6%
570	Axon Enterprise, Inc.(a)	66,508

	MACHINERY - 0.7%
845	Crane Holdings Company	79,734

	MEDICAL EQUIPMENT & DEVICES - 4.7%
615	Agilent Technologies, Inc.	78,874
7,120	Avantor, Inc.(a)	177,358
445	Cooper Companies, Inc. (The)	127,911
1,900	Hologic, Inc.(a)	128,364
		512,507
	METALS & MINING - 0.4%
2,885	Constellium S.E.(a)	38,428

	OIL & GAS PRODUCERS - 6.6%
1,780	Diamondback Energy, Inc.	237,238
975	Pioneer Natural Resources Company	246,890
32,475	Southwestern Energy Company(a)	243,238
		727,366
	PUBLISHING & BROADCASTING - 4.8%
2,760	Nexstar Media Group, Inc.	528,043

	SEMICONDUCTORS - 0.7%
360	Analog Devices, Inc.	54,551
255	Entegris, Inc.	24,194
		78,745

See accompanying notes to financial statements.

SARATOGA MID CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 93.1% (Continued)
	SOFTWARE - 3.6%
12,652	N-Able, Inc.(a)	$126,014
4,840	SS&C Technologies Holdings, Inc.	269,878
		395,892
	SPECIALTY FINANCE - 1.3%
15,670	Rithm Capital Corporation	147,768

	TECHNOLOGY HARDWARE - 5.0%
2,270	Motorola Solutions, Inc.	552,541

	TECHNOLOGY SERVICES - 6.7%
810	CACI International, Inc., Class A(a)	227,505
505	CDW Corporation/DE	86,204
280	Equifax, Inc.	52,850
335	FactSet Research Systems, Inc.	145,169
3,625	MAXIMUS, Inc.	219,639
		731,367
	WHOLESALE - CONSUMER STAPLES - 0.5%
1,080	Performance Food Group Company(a)	53,978

	TOTAL COMMON STOCKS (Cost $8,404,668)	10,209,431

Principal
Amount ($)
	COLLATERAL FOR SECURITIES LOANED — 0.0%
	REPURCHASE AGREEMENT - 0.0%
77	BNP Paribas SA, dated 8/31/2022, due 9/1/2022, 2.250%, total to be received $79 (Collateralized by various US Government agency obligations, due 10/13/2022-05/15/2052, 0.000%-3.875% totaling $78)	77

	TOTAL REPURCHASE AGREEMENT (Cost $77)	77

See accompanying notes to financial statements.

SARATOGA MID CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENT — 7.2%
	MONEY MARKET FUND - 7.2%
794,108	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 2.27% (Cost $794,108)(c)	$794,108

	TOTAL INVESTMENTS - 100.4% (Cost $9,198,853)	$11,003,616
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%	(40,170)
	NET ASSETS - 100.0%	$10,963,446

LTD - Limited

Company NV - Naamioze Vennootschap

PLC - Public Limited Company

(a)	Non-income producing security.

(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of August 31, 2022 was $142,339. Collateral received from the borrower not disclosed in the Schedule of investments had a value of $149,447 on August 31, 2022.

(c)	Rate disclosed is the seven day effective yield as of August 31, 2022.

See accompanying notes to financial statements.

SARATOGA SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 94.9%
	AEROSPACE & DEFENSE - 1.5%
15,891	AMMO, Inc.(a),(b)	$60,544
2,116	Kratos Defense & Security Solutions, Inc.(a)	26,535
		87,079
	BANKING - 12.3%
1,181	1st Source Corporation	55,731
1,230	Amalgamated Financial Corporation	27,675
4,379	Banc of California, Inc.	73,918
787	Banner Corporation	47,818
640	City Holding Company	54,406
812	Eagle Bancorp, Inc.	39,406
2,952	Eastern Bankshares, Inc.	57,269
959	First Bancorp	34,917
3,468	Fulton Financial Corporation	56,286
836	Nicolet Bankshares, Inc.(a)	64,021
738	Preferred Bank	50,066
615	ServisFirst Bancshares, Inc.	51,881
418	Silvergate Capital Corporation, Class A(a)	38,088
2,435	United Community Banks, Inc.	81,646
		733,128
	BEVERAGES - 1.5%
836	Celsius Holdings, Inc.(a),(b)	86,518

	BIOTECH & PHARMA - 1.6%
2,288	Alkermes plc(a)	54,157
787	Intra-Cellular Therapies, Inc.(a)	39,555
		93,712
	CHEMICALS - 1.5%
1,427	American Vanguard Corporation	28,440
467	Balchem Corporation	61,560
		90,000
	COMMERCIAL SUPPORT SERVICES - 2.2%
394	AMN Healthcare Services, Inc.(a)	40,440
689	Korn Ferry	41,974

See accompanying notes to financial statements.

SARATOGA SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 94.9% (Continued)
	COMMERCIAL SUPPORT SERVICES - 2.2% (Continued)
2,435	Resources Connection, Inc.	$47,580
		129,994
	CONSTRUCTION MATERIALS - 0.7%
418	Simpson Manufacturing Company, Inc.	38,724

	CONSUMER SERVICES - 0.4%
2,312	Coursera, Inc.(a)	26,588

	ELECTRIC UTILITIES - 0.7%
566	Otter Tail Corporation	42,756

	ELECTRICAL EQUIPMENT - 2.9%
935	AAON, Inc.	53,744
566	Badger Meter, Inc.	53,595
492	Novanta, Inc.(a)	65,775
		173,114
	ENGINEERING & CONSTRUCTION - 1.3%
664	EMCOR Group, Inc.	78,963

	FOOD - 1.5%
3,862	BellRing Brands, Inc.(a)	91,490

	FORESTRY, PAPER & WOOD PRODUCTS - 0.6%
590	Boise Cascade Company	36,775

	HEALTH CARE FACILITIES & SERVICES - 2.2%
295	Molina Healthcare, Inc.(a)	99,524
1,771	Pediatrix Medical Group, Inc.(a)	31,559
		131,083
	HOME CONSTRUCTION - 1.0%
935	KB Home	26,788
615	Patrick Industries, Inc.	32,576
		59,364

See accompanying notes to financial statements.

SARATOGA SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 94.9% (Continued)
	HOTEL REIT - 1.2%
4,083	Pebblebrook Hotel Trust	$71,942

	INDUSTRIAL INTERMEDIATE PROD - 0.8%
1,156	AZZ, Inc.	49,257

	INDUSTRIAL SUPPORT SERVICES - 2.2%
1,009	WESCO International, Inc.(a)	132,865

	INSURANCE - 1.4%
123	Kinsale Capital Group, Inc.	31,190
2,435	Lemonade, Inc.(a)	53,863
		85,053
	INTERNET MEDIA & SERVICES - 1.4%
1,648	HealthStream, Inc.(a)	36,470
689	TechTarget, Inc.(a)	44,716
		81,186
	LEISURE PRODUCTS - 4.5%
1,894	Acushnet Holdings Corporation	90,248
1,968	Clarus Corporation(b)	29,855
590	Fox Factory Holding Corporation(a)	54,994
369	LCI Industries	42,756
1,328	OneWater Marine, Inc.(a)	52,921
		270,774
	MACHINERY - 2.7%
541	CSW Industrials, Inc.	68,491
566	Lindsay Corporation	90,763
		159,254
	MEDICAL EQUIPMENT & DEVICES - 4.3%
4,133	Adaptive Biotechnologies Corporation(a)	36,866
271	Inspire Medical Systems, Inc.(a)	51,894
344	Shockwave Medical, Inc.(a)	102,120
664	STAAR Surgical Company(a)	62,808
1	Zynex, Inc.	9
		253,697

See accompanying notes to financial statements.

SARATOGA SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 94.9% (Continued)
	METALS & MINING - 3.2%
148	Arch Resources, Inc.	$21,546
664	Encore Wire Corporation	86,386
2,386	MP Materials Corporation(a)	83,486
		191,418
	MORTGAGE FINANCE - 0.4%
1,919	Ready Capital Corporation	25,139

	OFFICE REIT - 1.3%
2,903	Equity Commonwealth(a)	76,378

	OIL & GAS PRODUCERS - 12.2%
2,263	Brigham Minerals, Inc., Class A	67,324
1,181	Chesapeake Energy Corporation(b)	118,679
861	Chord Energy Corporation	121,875
4,649	Magnolia Oil & Gas Corporation	110,972
2,288	Matador Resources Company	136,364
246	Murphy USA, Inc.	71,382
1,820	Ovintiv, Inc.	96,715
		723,311
	PUBLISHING & BROADCASTING - 0.6%
1,919	Gray Television, Inc.	36,653

	RETAIL - CONSUMER STAPLES - 0.9%
689	BJ’s Wholesale Club Holdings, Inc.(a)	51,324

	RETAIL - DISCRETIONARY - 7.9%
2,411	Academy Sports & Outdoors, Inc.	103,866
123	Avis Budget Group, Inc.(a)	20,588
1,205	Boot Barn Holdings, Inc.(a)	80,277
1,599	Buckle, Inc. (The)	51,616
1,748	Builders FirstSource, Inc.(a)	102,450
3,616	Designer Brands, Inc., Class A(b)	61,689
3,001	Macy’s, Inc.	51,977
		472,463

See accompanying notes to financial statements.

SARATOGA SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 94.9% (Continued)
	SEMICONDUCTORS - 2.3%
615	Diodes, Inc.(a)	$43,770
615	Power Integrations, Inc.	43,990
541	Semtech Corporation(a)	24,989
197	Silicon Laboratories, Inc.(a)	24,690
		137,439
	SOFTWARE - 2.9%
123	Consensus Cloud Solutions, Inc.(a)	6,193
3,296	Fastly, Inc.(a)	30,818
1,255	Phreesia, Inc.(a)	32,203
295	Qualys, Inc.(a)	44,811
418	Rapid7, Inc.(a)	24,035
394	Ziff Davis, Inc.(a)	30,448
		168,508
	SPECIALTY FINANCE - 1.3%
787	GATX Corporation	76,032
31	PROG Holdings, Inc.(a),(b)	575
		76,607
	SPECIALTY REITS - 2.1%
5,043	GEO Group, Inc. (The)(a)	41,252
1,230	Hannon Armstrong Sustainable Infrastructure	48,610
2,042	Outfront Media, Inc.	36,143
		126,005
	STEEL - 1.1%
1,624	Commercial Metals Company	65,788

	TECHNOLOGY HARDWARE - 0.7%
861	InterDigital, Inc.	43,188

	TECHNOLOGY SERVICES - 0.3%
1,033	LiveRamp Holdings, Inc.(a)	20,505

	TELECOMMUNICATIONS - 0.9%
1,181	Iridium Communications, Inc.(a)	52,425

See accompanying notes to financial statements.

SARATOGA SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 94.9% (Continued)
	TRANSPORTATION & LOGISTICS - 4.9%
492	Atlas Air Worldwide Holdings, Inc.(a)	$49,161
2,952	Heartland Express, Inc.	44,723
4,575	Marten Transport Ltd.	90,630
640	Matson, Inc.	47,142
123	Saia, Inc.(a)	25,440
959	Universal Logistics Holdings, Inc.	35,013
		292,109
	WHOLESALE - CONSUMER STAPLES - 1.1%
1,328	Performance Food Group Company(a)	66,373

	WHOLESALE - DISCRETIONARY - 0.4%
1,082	G-III Apparel Group Ltd.(a)	22,798

	TOTAL COMMON STOCKS (Cost $5,176,244)	5,651,747

Principal
Amount ($)
	COLLATERAL FOR SECURITIES LOANED — 1.6%
	REPURCHASE AGREEMENT - 1.6%
96,300	BNP Paribas SA, dated 8/31/2022, due 9/1/2022, 2.250%, total to be received $98,226 (Collateralized by various US Government agency obligations, due 10/13/2022-05/15/2052, 0.000%-3.875% totaling $98,128)	96,300

	TOTAL REPURCHASE AGREEMENT (Cost $96,300)	96,300

Shares
	SHORT-TERM INVESTMENT — 5.5%
	MONEY MARKET FUND - 5.5%
327,831	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 2.27% (Cost $327,831)(c)	327,831

	TOTAL INVESTMENTS - 102.1% (Cost $5,600,375)	$6,075,878
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.1)%	(123,220)
	NET ASSETS - 100.0%	$5,952,658

LTD - Limited Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of August 31, 2022 was $354,163. Collateral received from the borrower not disclosed in the Schedule of investments had a value of $266,412 on August 31, 2022.

(c)	Rate disclosed is the seven day effective yield as of August 31, 2022.

See accompanying notes to financial statements.

SARATOGA INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 99.5%
	Australia - 7.4%
610	Macquarie Group Ltd.(a)	$72,986
25,400	Stockland Corporation Ltd.(a)	62,479
3,200	Woodside Energy Group Ltd.	74,329
		209,794
	Canada - 4.7%
720	Bank of Montreal	66,467
3,870	Manulife Financial Corporation	66,912
		133,379
	China - 4.0%
2,000	BYD Company Ltd., H Shares(a)	61,630
10,200	China Merchants Bank Company Ltd., H Shares(a)	52,164
		113,794
	Denmark - 2.5%
680	Novo Nordisk A/S, Class B(a)	72,700

	Finland - 2.7%
15,430	Nokia Corporation	77,716

	France - 4.1%
750	Arkema S.A.(a)	63,282
1,320	Compagnie de Saint-Gobain	53,139
		116,421
	Germany - 8.9%
303	Allianz SE(a)	51,191
1,970	GEA Group AG	68,494
390	Merck KGaA(a)	66,959
1,350	Siemens Healthineers AG(a)	65,934
		252,578
	Hong Kong - 2.3%
81,000	Lenovo Group Ltd.(a)	66,712

	Indonesia - 2.5%
242,000	Bank Rakyat Indonesia Persero Tbk PT	70,631

See accompanying notes to financial statements.

SARATOGA INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 99.5% (Continued)
	Italy - 2.7%
6,590	Eni SpA	$77,806

	Japan - 16.5%
400	Hirose Electric Company, Ltd.	56,682
1,200	Konami Corporation(b)	60,903
900	Nippon Yusen KK(a)	68,651
3,400	Olympus Corporation(a)	72,415
1,000	Sony Corporation(a)	79,509
3,500	Tokyo Gas Company Ltd.	65,668
1,900	Toyota Tsusho Corporation(a)	66,519
		470,347
	Korea (Republic of) - 4.4%
1,140	Kia Motors Corporation(a)	68,074
800	Orion Corporation of Republic of Korea	58,385
		126,459
	Luxembourg - 1.9%
790	Eurofins Scientific S.E.(a)	54,630

	Mexico - 2.6%
22,320	Wal-Mart de Mexico S.A.B de C.V.	73,149

	Netherlands - 2.2%
1,830	STMicroelectronics N.V.	63,742

	South Africa - 2.3%
6,120	Mr. Price Group Ltd.(a)	66,297

	South Korea - 2.5%
3,600	Korean Air Lines Company Ltd.(c)	71,283

See accompanying notes to financial statements.

SARATOGA INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 99.5% (Continued)
	Spain - 2.2%
25,800	Banco Santander S.A.	$62,421

	Switzerland - 2.3%
4,220	UBS Group AG(a)	66,855

	Taiwan Province of China - 4.5%
7,830	Asustek Computer, Inc.	65,642
750	Taiwan Semiconductor Manufacturing Company Ltd. - ADR	62,512
		128,154
	Thailand - 2.9%
14,200	Bumrungrad Hospital PCL	83,819

	United Kingdom - 13.4%
1,790	Anglo American plc	57,509
35,540	Barclays plc	67,751
2,260	BP plc - ADR	69,699
1,280	Coca-Cola European Partners plc	62,938
1,120	InterContinental Hotels Group plc	60,788
3,700	Mondi plc(a)	62,796
		381,481

	TOTAL COMMON STOCKS (Cost $2,836,025)	2,840,168

Principal
Amount ($)
	COLLATERAL FOR SECURITIES LOANED — 2.3%
	REPURCHASE AGREEMENT - 2.3%
64,581	Daiwa Capital Markets America, Inc., dated 8/31/2022, due 9/1/2022, 2.270%, total to be received $65,873 (Collateralized by various US Government agency obligations, due 09/29/2022-10/31/2027, 0.000%-2.750% totaling $65,855)	64,581

	TOTAL REPURCHASE AGREEMENT (Cost $64,581)	64,581

See accompanying notes to financial statements.

SARATOGA INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENT — 0.9%
	MONEY MARKET FUND - 0.9%
24,963	Dreyfus Institutional Preferred Government Money, Institutional Class, 2.27% (Cost $24,963)(d)	$24,963

	TOTAL INVESTMENTS - 102.7% (Cost $2,925,569)	$2,929,712
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.7)%	(76,564)
	NET ASSETS - 100.0%	$2,853,148

ADR - American Depositary Receipt

A/S - Anonim Sirketi

LTD - Limited Company

NV - Naamioze Vennootschap

PLC - Public Limited Company

S/A - Société Anonyme

					Unrealized
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Appreciation/ (Depreciation)
To Buy:
Hong Kong Dollar	09/01/2022	Bank of NY	132,939	$16,938	$2
Japanese Yen	09/01/2022	Bank of NY	7,806,363	56,194	(318)
				$73,132	$(316)
To Sell:
Australian Dollar	09/01/2022	Bank of NY	17,570	$12,022	$22
Hong Kong Dollar	09/01/2022	Bank of NY	153,911	19,610	(2)
Japanese Yen	09/01/2022	Bank of NY	2,148,926	15,469	87
Polish Zloty	09/01/2022	Bank of NY	192,024	40,868	(287)
Swiss Franc	09/01/2022	Bank of NY	68,320	69,875	135
				$157,844	$(45)
Total					$(361)

(a)	The value of this security has been determined in good faith under policies of the Board of Trustees.

(b)	All or a portion of this security is on loan. The total fair value of the securities on loan as of August 31, 2022 was $61,113.

(c)	Non-income producing security.

(d)	Rate disclosed is the seven day effective yield as of August 31, 2022.

See accompanying notes to financial statements.

SARATOGA HEALTH & BIOTECHNOLOGY FUND
SCHEDULE OF INVESTMENTS
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 96.0%
	BIOTECH & PHARMA - 45.9%
2,965	AbbVie, Inc.	$398,674
2,685	Amgen, Inc.	645,206
1,184	Biogen, Inc.(a)	231,330
14,929	Exelixis, Inc.(a)	264,841
6,420	Gilead Sciences, Inc.	407,477
8,035	GSK plc - ADR	260,977
2,735	Jazz Pharmaceuticals plc(a)	424,527
2,320	Johnson & Johnson	374,309
4,935	Merck & Company, Inc.	421,252
2,366	Moderna, Inc.(a)	312,951
3,191	Novartis A.G. - ADR	256,939
7,668	Pfizer, Inc.	346,824
720	Regeneron Pharmaceuticals, Inc.(a)	418,363
3,065	United Therapeutics Corporation(a)	694,589
570	Vertex Pharmaceuticals, Inc.(a)	160,603
		5,618,862
	HEALTH CARE FACILITIES & SERVICES - 37.2%
2,665	AmerisourceBergen Corporation	390,582
6,336	Cardinal Health, Inc.	448,082
2,756	Centene Corporation(a)	247,323
1,211	Charles River Laboratories International, Inc.(a)	248,558
1,136	Cigna Corporation	321,999
1,457	Elevance Health, Inc.	706,805
630	Humana, Inc.	303,521
1,804	McKesson Corporation	662,068
721	Medpace Holdings, Inc.(a)	106,427
2,910	Quest Diagnostics, Inc.	364,652
1,450	UnitedHealth Group, Inc.	753,030
		4,553,047
	MEDICAL EQUIPMENT & DEVICES - 12.9%
691	Bio-Rad Laboratories, Inc., Class A(a)	335,163
1,673	Illumina, Inc.(a)	337,343
1,622	Intuitive Surgical, Inc.(a)	333,710
3,025	Medtronic plc	265,958

See accompanying notes to financial statements.

SARATOGA HEALTH & BIOTECHNOLOGY FUND
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 96.0% (Continued)
	MEDICAL EQUIPMENT & DEVICES - 12.9% (Continued)
1,524	Stryker Corporation	$312,725
		1,584,899

	TOTAL COMMON STOCKS (Cost $9,084,031)	11,756,808

	SHORT-TERM INVESTMENT — 4.3%
	MONEY MARKET FUND - 4.3%
527,795	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 2.27% (Cost $527,795)(b)	527,795

	TOTAL INVESTMENTS - 100.3% (Cost $9,611,826)	$12,284,603
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(38,413)
	NET ASSETS - 100.0%	$12,246,190

ADR - American Depositary Receipt

PLC - Public Limited Company

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2022.

See accompanying notes to financial statements.

SARATOGA TECHNOLOGY & COMMUNICATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 99.3%
	DATA CENTER REIT - 2.1%
6,915	Digital Realty Trust, Inc.	$854,901

	E-COMMERCE DISCRETIONARY - 9.3%
20,660	Amazon.com, Inc.(a)	2,619,068
25,000	eBay, Inc.	1,103,250
		3,722,318
	ENTERTAINMENT CONTENT - 3.2%
16,455	Activision Blizzard, Inc.	1,291,553

	INTERNET MEDIA & SERVICES - 12.0%
6,000	Alphabet, Inc., Class A(a)	649,320
24,170	Alphabet, Inc., Class C(a)	2,638,155
9,500	Meta Platforms, Inc., Class A(a)	1,547,835
		4,835,310
	SEMICONDUCTORS - 16.0%
48,033	Intel Corporation	1,533,213
6,081	KLA Corporation	2,092,655
14,420	QUALCOMM, Inc.	1,907,333
9,300	Skyworks Solutions, Inc.	916,515
		6,449,716
	SOFTWARE - 23.4%
12,790	Akamai Technologies, Inc.(a)	1,154,681
8,042	Microsoft Corporation	2,102,743
28,151	Oracle Corporation	2,087,397
7,120	Salesforce, Inc.(a)	1,111,574
4,550	Synopsys, Inc.(a)	1,574,391
11,510	VMware, Inc., Class A	1,335,505
		9,366,291
	TECHNOLOGY HARDWARE - 10.8%
14,500	Apple, Inc.	2,279,690
46,577	Cisco Systems, Inc.	2,082,923
		4,362,613
	TECHNOLOGY SERVICES - 22.5%
17,805	Amdocs Ltd.	1,521,794

See accompanying notes to financial statements.

SARATOGA TECHNOLOGY & COMMUNICATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 99.3% (Continued)
	TECHNOLOGY SERVICES - 22.5% (Continued)
18,963	Cognizant Technology Solutions Corporation, Class A	$1,197,893
8,412	Global Payments, Inc.	1,045,023
6,795	Jack Henry & Associates, Inc.	1,305,999
4,139	Mastercard, Inc., Class A	1,342,567
8,010	PayPal Holdings, Inc.(a)	748,454
9,502	Visa, Inc., Class A	1,888,143
		9,049,873

	TOTAL COMMON STOCKS (Cost $17,306,318)	39,932,575

	SHORT-TERM INVESTMENT — 0.8%
	MONEY MARKET FUND - 0.8%
332,713	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 2.27% (Cost $332,713)(b)	332,713

	TOTAL INVESTMENTS - 100.1% (Cost $17,639,031)	$40,265,288
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(56,230)
	NET ASSETS - 100.0%	$40,209,058

LTD - Limited Company

REIT - Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2022.

See accompanying notes to financial statements.

SARATOGA ENERGY & BASIC MATERIALS PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 98.2%
	CHEMICALS - 13.9%
2,978	BASF S.E. - ADR	$31,834
1,660	Covestro A.G. - ADR	24,917
775	Dow, Inc.	39,525
725	Huntsman Corporation	20,315
120	Linde plc	33,943
418	LyondellBasell Industries N.V., Class A	34,694
639	Mosaic Company (The)	34,423
95	PPG Industries, Inc.	12,063
142	Westlake Corporation	14,005
		245,719
	CONTAINERS & PACKAGING - 4.8%
740	Berry Global Group, Inc.(a)	40,205
591	International Paper Company	24,597
499	Westrock Company	20,254
		85,056
	ENGINEERING & CONSTRUCTION - 0.1%
172	Technip Energies N.V. - ADR	2,140

	FORESTRY, PAPER & WOOD PRODUCTS - 1.4%
538	Sylvamo Corporation	23,909

	METALS & MINING - 10.8%
2,112	Anglo American plc - ADR	34,024
7,789	B2Gold Corporation	23,756
444	BHP Group Ltd. - ADR	24,371
493	Freeport-McMoRan, Inc.	14,593
277	Newmont Corporation	11,457
624	Rio Tinto plc - ADR	35,126
1,432	Sibanye Stillwater Ltd. - ADR	12,859
2,778	Vale S.A. - ADR	34,503
		190,689

	OIL & GAS PRODUCERS - 61.8%
873	Antero Midstream Corporation	8,791
1,925	BP plc - ADR	59,367

See accompanying notes to financial statements.

SARATOGA ENERGY & BASIC MATERIALS PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 98.2% (Continued)
	OIL & GAS PRODUCERS - 61.8% (Continued)
1,010	Canadian Natural Resources Ltd.	$55,358
474	Chesapeake Energy Corporation	47,632
804	Chevron Corporation	127,080
1,265	China Petroleum & Chemical Corporation - ADR	58,848
400	Civitas Resources, Inc.	26,876
270	ConocoPhillips	29,552
326	Diamondback Energy, Inc.	43,449
563	Enbridge, Inc.	23,207
1,013	Eni SpA - ADR	23,927
517	EOG Resources, Inc.	62,712
4,855	Equitrans Midstream Corporation	45,006
1,824	Exxon Mobil Corporation	174,356
853	Ovintiv, Inc.	45,328
1,516	PetroChina Company Ltd. - ADR	70,086
1,008	Petroleo Brasileiro S.A. - ADR	14,404
978	Shell plc - ADR	51,814
1,111	Suncor Energy, Inc.	35,908
424	TotalEnergies S.E. - ADR	21,416
539	Valero Energy Corporation	63,128
161	Woodside Energy Group Ltd. - ADR	3,672
		1,091,917
	OIL & GAS SERVICES & EQUIPMENT - 1.1%
508	Schlumberger N.V.	19,380

	STEEL - 4.3%
4,849	Cia Siderurgica Nacional S.A. - ADR	13,092
276	Nucor Corporation	36,692
327	Steel Dynamics, Inc.	26,395
		76,179

	TOTAL COMMON STOCKS (Cost $1,408,271)	1,734,989

See accompanying notes to financial statements.

SARATOGA ENERGY & BASIC MATERIALS PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENT — 1.7%
	MONEY MARKET FUND - 1.7%
30,021	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 2.27% (Cost $30,021)(b)	$30,021

	TOTAL INVESTMENTS - 99.9% (Cost $1,438,292)	$1,765,010
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.1%	2,085
	NET ASSETS - 100.0%	$1,767,095

ADR - American Depositary Receipt

LTD - Limited Company

NV - Naamioze Vennootschap

PLC - Public Limited Company

S/A - Société Anonyme

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2022.

See accompanying notes to financial statements.

SARATOGA FINANCIAL SERVICES PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 99.5%
	ASSET MANAGEMENT - 13.0%
46	Ameriprise Financial, Inc.	$12,329
25	BlackRock, Inc.	16,660
447	Blackstone, Inc.	41,992
221	Charles Schwab Corporation (The)	15,680
400	Raymond James Financial, Inc.	41,748
566	Stifel Financial Corporation	33,569
		161,978
	BANKING - 33.1%
1,506	Bank of America Corporation	50,617
178	Bank OZK	7,214
1,055	Citigroup, Inc.	51,495
410	East West Bancorp, Inc.	29,590
345	Fifth Third Bancorp	11,782
464	JPMorgan Chase & Company	52,770
49	PNC Financial Services Group, Inc. (The)	7,742
449	Popular, Inc.	34,672
1,657	Regions Financial Corporation	35,907
681	Synovus Financial Corporation	27,349
205	Truist Financial Corporation	9,602
955	US Bancorp	43,558
872	Wells Fargo & Company	38,115
251	Zions Bancorp NA	13,813
		414,226
	INSTITUTIONAL FINANCIAL SERVICES - 11.4%
191	Cboe Global Markets, Inc.	22,532
232	CME Group, Inc.	45,382
54	Goldman Sachs Group, Inc. (The)	17,964
67	Intercontinental Exchange, Inc.	6,757
579	Morgan Stanley	49,342
		141,977
	INSURANCE - 30.3%
589	Aflac, Inc.	34,998
230	American Financial Group, Inc.	29,366
27	Aon plc, Class A	7,540

See accompanying notes to financial statements.

SARATOGA FINANCIAL SERVICES PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2022

Shares		Fair Value
	COMMON STOCKS — 99.5% (Continued)
	INSURANCE - 30.3% (Continued)
55	Arthur J Gallagher & Company	$9,986
120	Axis Capital Holdings Ltd.	6,378
477	Berkshire Hathaway, Inc., Class B(a)	133,943
286	Chubb Ltd.	54,068
144	Marsh & McLennan Companies, Inc.	23,237
624	MetLife, Inc.	40,142
78	Progressive Corporation (The)	9,567
255	Voya Financial, Inc.	15,690
200	W R Berkley Corporation	12,960
		377,875
	MORTGAGE FINANCE - 1.5%
1,534	AGNC Investment Corporation	18,331

	SPECIALTY FINANCE - 8.0%
113	American Express Company	17,176
231	Capital One Financial Corporation	24,444
171	Discover Financial Services	17,184
480	Fidelity National Financial, Inc.	18,768
683	Synchrony Financial	22,368
		99,940
	TECHNOLOGY SERVICES - 2.2%
14	MSCI, Inc.	6,289
61	S&P Global, Inc.	21,483
		27,772

	TOTAL COMMON STOCKS (Cost $825,510)	1,242,099

See accompanying notes to financial statements.

SARATOGA FINANCIAL SERVICES PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENT — 0.5%
	MONEY MARKET FUND - 0.5%
6,575	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 2.27% (Cost $6,575)(b)	$6,575

	TOTAL INVESTMENTS - 100.0% (Cost $832,085)	$1,248,674
	LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%	(221)
	NET ASSETS - 100.0%	$1,248,453

LTD - Limited Company

MSCI - Morgan Stanley Capital International

PLC - Public Limited Company

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2022.

See accompanying notes to financial statements.

SARATOGA INVESTMENT QUALITY BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2022

Shares		Fair Value
	OPEN END FUNDS — 95.1%
	FIXED INCOME - 95.1%
86,698	Vanguard Short-Term Bond Index Fund, Admiral Class	$866,982
515,729	Vanguard Ultra-Short-Term Bond Fund, Admiral Class	10,185,640
		11,052,622

	TOTAL OPEN END FUNDS (Cost $11,329,738)	11,052,622

	SHORT-TERM INVESTMENT — 5.5%
	MONEY MARKET FUND - 5.5%
640,801	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 2.27% (Cost $640,801)(a)	640,801

	TOTAL INVESTMENTS - 100.6% (Cost $11,970,539)	$11,693,423
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%	(70,210)
	NET ASSETS - 100.0%	$11,623,213

(a)	Rate disclosed is the seven day effective yield as of August 31, 2022.

See accompanying notes to financial statements.

SARATOGA MUNICIPAL BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2022

Shares		Fair Value
	OPEN END FUNDS — 97.8%
	FIXED INCOME - 97.8%
64,003	JPMorgan Ultra-Short Municipal Fund, Class I	$632,992
3,471	Vanguard Short-Term Tax-Exempt Fund, Admiral Class	54,075
		687,067

	TOTAL OPEN END FUNDS (Cost $699,794)	687,067

	SHORT-TERM INVESTMENT — 3.4%
	MONEY MARKET FUND - 3.4%
23,551	Dreyfus AMT-Free Tax Exempt Cash Management, Institutional Class, 1.44% (Cost $23,547)(a)	23,547

	TOTAL INVESTMENTS - 101.2% (Cost $723,341)	$710,614
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.2)%	(9,285)
	NET ASSETS - 100.0%	$701,329

(a)	Rate disclosed is the seven day effective yield as of August 31, 2022.

See accompanying notes to financial statements.

SARATOGA U.S. GOVERNMENT MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 99.5%
	MONEY MARKET FUNDS - 99.5%
1,328,270	BlackRock Liquidity FedFund, Institutional Class, 2.02%(a)	$1,328,270
1,328,270	Dreyfus Government Cash Management, Class I, 2.11%(a)	1,328,270
1,328,270	Federated Hermes Government Obligations Fund, Institutional Class, 2.11%(a)	1,328,270
1,328,269	JPMorgan US Government Money Market Fund, Capital Class, 2.00%(a)	1,328,269
	TOTAL SHORT-TERM INVESTMENTS (Cost $5,313,079)	5,313,079

	TOTAL INVESTMENTS - 99.5% (Cost $5,313,079)	$5,313,079
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.5%	27,336
	NET ASSETS - 100.0%	$5,340,415

(a)	Rate disclosed is the seven day effective yield as of August 31, 2022.

See accompanying notes to financial statements.

SARATOGA AGGRESSIVE BALANCED ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2022

Shares		Fair Value
	OPEN END FUNDS — 93.5%
	ALTERNATIVE - 9.9%
11,385	Eaton Vance Global Macro Absolute Return Fund, Class I	$90,960

	EQUITY - 71.3%
2,446	Saratoga Energy & Basic Materials Portfolio, Class I(a)	30,400
1,667	Saratoga Health & Biotechnology Portfolio, Class I(a)	37,663
5,256	Saratoga Large Capitalization Growth Portfolio, Class I(a)	122,256
6,619	Saratoga Large Capitalization Value Portfolio, Class I(a)	171,886
8,655	Saratoga Mid Capitalization Portfolio, Class I(a)	101,696
1,324	Saratoga Technology & Communications Portfolio, Class I(a)	30,388
704	Vanguard Financials Index Fund, Admiral Class	28,708
853	Vanguard Small-Cap Index Fund, Admiral Class	77,564
2,134	Vanguard Total International Stock Index Fund, Admiral Class	58,631
		659,192
	FIXED INCOME - 12.3%
5,752	Vanguard Ultra-Short-Term Bond Fund, Admiral Class	113,586

	TOTAL OPEN END FUNDS (Cost $893,690)	863,738

	SHORT-TERM INVESTMENT — 6.8%
	MONEY MARKET FUND - 6.8%
63,192	Dreyfus Institutional Preferred Government Money, Institutional Class, 2.27% (Cost $63,192)(b)	63,192

	TOTAL INVESTMENTS - 100.3% (Cost $956,882)	$926,930
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(2,601)
	NET ASSETS - 100.0%	$924,329

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2022.

See accompanying notes to financial statements.

SARATOGA CONSERVATIVE BALANCED ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2022

Shares		Fair Value
	OPEN END FUNDS — 74.6%
	ALTERNATIVE - 7.3%
23,843	Eaton Vance Global Macro Absolute Return Fund, Class I	$190,512

	EQUITY - 35.5%
11,360	Saratoga Large Capitalization Growth Portfolio, Class I(a)	264,245
14,152	Saratoga Large Capitalization Value Portfolio, Class I(a)	367,534
18,762	Saratoga Mid Capitalization Portfolio, Class I(a)	220,453
545	Vanguard Small-Cap Index Fund, Admiral Class	49,563
1,013	Vanguard Total International Stock Index Fund, Admiral Class	27,833
		929,628
	FIXED INCOME - 31.8%
42,269	Vanguard Ultra-Short-Term Bond Fund, Admiral Class	834,808

	TOTAL OPEN END FUNDS (Cost $2,043,131)	1,954,948

	SHORT-TERM INVESTMENT — 25.8%
	MONEY MARKET FUND - 25.8%
677,052	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 2.27% (Cost $677,052)(b)	677,052

	TOTAL INVESTMENTS - 100.4% (Cost $2,720,183)	$2,632,000
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%	(10,236)
	NET ASSETS - 100.0%	$2,621,764

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2022.

See accompanying notes to financial statements.

SARATOGA MODERATE BALANCED ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2022

Shares		Fair Value
	OPEN END FUNDS — 90.3%
	ALTERNATIVE - 7.6%
15,598	Eaton Vance Global Macro Absolute Return Fund, Class I	$124,628

	EQUITY - 59.8%
2,283	Saratoga Energy & Basic Materials Portfolio, Class I(a)	28,381
1,582	Saratoga Health & Biotechnology Portfolio, Class I(a)	35,761
10,002	Saratoga Large Capitalization Growth Portfolio, Class I(a)	232,635
12,519	Saratoga Large Capitalization Value Portfolio, Class I(a)	325,123
16,623	Saratoga Mid Capitalization Value Portfolio, Class I(a)	195,317
1,443	Saratoga Technology & Communications Portfolio, Class I(a)	33,105
677	Vanguard Financials Index Fund, Admiral Class	27,608
728	Vanguard Small-Cap Index Fund, Admiral Class	66,165
1,500	Vanguard Total International Stock Index Fund, Admiral Class	41,217
		985,312
	FIXED INCOME - 22.9%
19,091	Vanguard Ultra-Short-Term Bond Fund, Admiral Class	377,051

	TOTAL OPEN END FUNDS (Cost $1,514,941)	1,486,991

	SHORT-TERM INVESTMENT — 10.1%
	MONEY MARKET FUND - 10.1%
165,737	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 2.27% (Cost $165,737)(b)	165,737

	TOTAL INVESTMENTS - 100.4% (Cost $1,680,678)	$1,652,728
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%	(5,658)
	NET ASSETS - 100.0%	$1,647,070

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2022.

See accompanying notes to financial statements.

SARATOGA MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2022

Shares		Fair Value
	OPEN END FUNDS — 89.9%
	ALTERNATIVE - 8.3%
9,470	Eaton Vance Global Macro Absolute Return Fund, Class I	$75,663

	EQUITY - 62.9%
1,832	Saratoga Energy & Basic Materials Portfolio, Class I(a)	22,769
1,079	Saratoga Health & Biotechnology Portfolio, Class I(a)	24,375
5,112	Saratoga Large Capitalization Growth Portfolio, Class I(a)	118,895
6,396	Saratoga Large Capitalization Value Portfolio, Class I(a)	166,113
9,181	Saratoga Mid Capitalization Portfolio, Class I(a)	107,872
868	Saratoga Technology & Communications Portfolio, Class I(a)	19,930
401	Vanguard Financials Index Fund, Admiral Class	16,351
626	Vanguard Small-Cap Index Fund, Admiral Class	56,889
1,355	Vanguard Total International Stock Index Fund, Admiral Class	37,245
		570,439
	FIXED INCOME - 18.7%
8,559	Vanguard Ultra-Short-Term Bond Fund, Admiral Class	169,052

	TOTAL OPEN END FUNDS (Cost $832,906)	815,154

	SHORT-TERM INVESTMENT — 10.3%
	MONEY MARKET FUND - 10.3%
93,605	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 2.27% (Cost $93,605)(b)	93,605

	TOTAL INVESTMENTS - 100.2% (Cost $926,511)	$908,759
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(1,960)
	NET ASSETS - 100.0%	$906,799

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2022.

See accompanying notes to financial statements.

SARATOGA MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2022

Shares		Fair Value
	OPEN END FUNDS — 89.4%
	ALTERNATIVE - 7.8%
6,356	Eaton Vance Global Macro Absolute Return Fund, Class I	$50,784

	EQUITY - 53.4%
3,775	Saratoga Large Capitalization Growth Portfolio, Class I(a)	87,806
4,616	Saratoga Large Capitalization Value Portfolio, Class I(a)	119,865
6,551	Saratoga Mid Capitalization Portfolio, Class I(a)	76,978
418	Vanguard Small-Cap Index Fund, Admiral Class	38,025
881	Vanguard Total International Stock Index Fund, Admiral Class	24,198
		346,872
	FIXED INCOME - 28.2%
9,286	Vanguard Ultra-Short-Term Bond Fund, Admiral Class	183,410

	TOTAL OPEN END FUNDS (Cost $600,864)	581,066

	SHORT-TERM INVESTMENT — 10.9%
	MONEY MARKET FUND - 10.9%
70,665	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 2.27% (Cost $70,665)(b)	70,665

	TOTAL INVESTMENTS - 100.3% (Cost $671,529)	$651,731
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(2,044)
	NET ASSETS - 100.0%	$649,687

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2022.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2022

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on loaned securities Note 4)	$19,998,637	$20,269,754	$9,198,853	$5,600,375	$2,925,569
Investments in securities, at value (including collateral on loaned securities Note 4)	$20,457,138	$23,890,264	$11,003,616	$6,075,878	$2,929,712
Foreign Cash (Cost $0, $0, $0, $0, $1,776)	—	—	—	—	1,776
Receivable for securities sold	—	—	7,132	—	262,669
Receivable for fund shares sold	36	28	23	9	6
Interest and dividends receivable	29,072	28,636	14,392	6,580	24,870
Prepaid expenses and other assets	3,900	14,503	2,934	2,642	3,470
Total Assets	20,490,146	23,933,431	11,028,097	6,085,109	3,222,503

Liabilities:
Securities lending collateral (a) (See Note 2)	209	—	77	96,300	64,581
Payable for securities purchased	238,258	—	—	—	245,188
Payable for fund shares redeemed	184	143	122	28	19
Payable to manager	13,082	14,325	7,245	3,150	10,065

Unrealized depreciation on forward currency exchange contracts	—	—	—	—	361
Administration fees payable	17,933	51,261	13,416	8,444	4,550
Custody fees payable	1,371	3,785	10,103	5,069	22,929
Trustee fees payable	—	—	2,674	1,314	1,507
Compliance officer fees payable	9,664	966	6,212	2,582	2,024
Payable for distribution (12b-1) fees	216	2,118	587	23	14
Dividend Payable	—	—	—	—	511
Accrued expenses and other liabilities	21,197	29,603	24,215	15,541	17,606
Total Liabilities	302,114	102,201	64,651	132,451	369,355

Net Assets	$20,188,032	$23,831,230	$10,963,446	$5,952,658	$2,853,148

Net Assets:
Par value of shares of beneficial interest	$7,800	$11,418	$9,573	$8,613	$3,147
Paid in capital	18,199,003	20,356,326	9,014,224	4,972,371	5,492,490
Accumulated earnings (loss)	1,981,229	3,463,486	1,939,649	971,674	(2,642,489)
Net Assets	$20,188,032	$23,831,230	$10,963,446	$5,952,658	$2,853,148

Net Asset Value Per Share
Class I
Net Assets	$19,753,419	$20,825,631	$9,485,771	$5,893,420	$2,808,630
Shares of beneficial interest outstanding	760,594	895,439	806,982	849,430	309,716
Net asset value, redemption price and offering price per share	$25.97	$23.26	$11.75	$6.94	$9.07

Class A
Net Assets	$314,536	$1,087,068	$1,355,260	$54,856	$36,453
Shares of beneficial interest outstanding	12,988	54,711	134,093	9,032	4,003
Net asset value, redemption price per share	$24.22	$19.87	$10.11	$6.07	$9.11
Offering price per share (maximum sales charge of 5.75%)	$25.70	$21.08	$10.73	$6.44	$9.67

Class C
Net Assets	$120,077	$1,918,531	$122,415	$4,382	$8,065
Shares of beneficial interest outstanding	6,390	191,651	16,256	2,834	989
Net asset value, offering price per share (b)	$18.79	$10.01	$7.53	$1.55	$8.15

	$936,698	$266,411	$142,339	$354,163	$61,113

(a)	Includes securities loaned of:

(b)	Redemption price per C share varies based on length of time shares are held.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2022

						Investment
	Health &	Technology &	Energy & Basic	Financial		Quality
	Biotechnology	Communications	Materials	Services		Bond
	Portfolio	Portfolio	Portfolio	Portfolio		Portfolio
Assets:
Investments in securities, at cost (including collateral on loaned securities Note 4)	$9,611,826	$17,639,031	$1,438,292	$832,085		$11,970,539
Investments in securities, at value (including collateral on loaned securities Note 4)	$12,284,603	$40,265,288	$1,765,010	$1,248,674		$11,693,423
Foreign Cash (Cost $0, $0, $865, $0, $0)	—	—	865	—		—
Receivable for securities sold	—	—	—	13,065		—
Receivable for fund shares sold	4	195	3	3		—
Interest and dividends receivable	26,225	101,577	16,076	1,814		18,723
Prepaid expenses and other assets	6,088	12,164	2,680	701		9,302
Total Assets	12,316,920	40,379,224	1,784,634	1,264,257		11,721,448

Liabilities:
Payable for fund shares redeemed	2,263	13,688	—	—		446
Payable to manager	13,501	43,702	7,481	6,439		11,818
Administration fees payable	13,616	42,392	1,663	904		15,145
Custody fees payable	52	—	1,918	1,012		810
Trustee fees payable	2,903	4,449	—	67		4,564
Compliance officer fees payable	5,229	4,045	1,551	506		10,023
Payable for distribution (12b-1) fees	4,662	9,973	92	80		8,026
Dividend Payable	60	—	105	84		—
Accrued expenses and other liabilities	28,444	51,917	4,729	6,712		47,403
Total Liabilities	70,730	170,166	17,539	15,804		98,235

Net Assets	$12,246,190	$40,209,058	$1,767,095	$1,248,453		$11,623,213

Net Assets:
Par value of shares of beneficial interest	$5,951	$19,619	$1,442	$1,330		$12,589
Paid in capital	8,928,316	11,852,426	2,582,698	837,670		11,968,468
Accumulated earnings (loss)	3,311,923	28,337,013	(817,045)	409,453		(357,844)
Net Assets	$12,246,190	$40,209,058	$1,767,095	$1,248,453		$11,623,213

Net Asset Value Per Share
Class I
Net Assets	$6,793,933	$22,533,088	$1,522,881	$1,044,002		$11,436,465
Shares of beneficial interest outstanding	300,619	981,989	122,472	109,150		1,238,460
Net asset value, redemption price and offering price per share	$22.60	$22.95	$12.43	$9.56		$9.23

Class A
Net Assets	$4,820,695	$13,788,616	$237,222	$204,436		$151,386
Shares of beneficial interest outstanding	249,140	701,674	20,998	23,846		16,551
Net asset value, redemption price per share	$19.35	$19.65	$11.30	$8.57		$9.15
Offering price per share (maximum sales charge of 5.75%)	$20.53	$20.85	$11.99	$9.09		$9.71

Class C
Net Assets	$631,562	$3,887,354	$6,992	$15		$35,362
Shares of beneficial interest outstanding	45,319	278,200	757	2		3,920
Net asset value, offering price per share (a)	$13.94	$13.97	$9.24	$7.41	(b)	$9.02

(a)	Redemption price per C share varies based on length of time shares are held.

(b)	Does not calculate due to rounding

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2022

			Aggressive		Conservative	Moderate
	Municipal	U.S. Government	Balanced		Balanced	Balanced
	Bond	Money Market	Allocation		Allocation	Allocation
	Portfolio	Portfolio	Portfolio		Portfolio	Portfolio
Assets:

Investments in Affiliates, at cost	$—	$—	$516,292		$900,009	$863,792
Investments in securities, at cost	723,341	5,313,079	440,590		1,820,174	816,886
Total Investments, at cost	$723,341	$5,313,079	$956,882		$2,720,183	$1,680,678
Investments Affiliates, at value	$—	$—	$494,289		$852,232	$850,322
Investments in securities, at value	710,614	5,313,079	432,641		1,779,768	802,406
Total Investments, at value	$710,614	$5,313,079	$926,930		$2,632,000	$1,652,728
Cash	9	—	—		—	—
Receivable for fund shares sold	—	—	—		—	—
Interest and dividends receivable	389	20,991	172		1,297	740
Receivable from manager	—	14,708	—		—	—
Prepaid expenses and other assets	3,406	820	1,727		201	1,216
Total Assets	714,418	5,349,598	928,829		2,633,498	1,654,684

Liabilities:
Payable for fund shares redeemed	—	160	—		—	—
Payable to manager	2,658	—	2,129		5,156	3,147
Administration fees payable	811	1,673	807		2,594	1,709
Custody fees payable	1,268	374	192		273	230
Compliance officer fees payable	—	1,016	215		381	360
Payable for distribution (12b-1) fees	7,837	—	135		555	436
Distributions payable	—	—	—		—	—
Accrued expenses and other liabilities	515	5,960	1,022		2,775	1,732
Total Liabilities	13,089	9,183	4,500		11,734	7,614

Net Assets	$701,329	$5,340,415	$924,329		$2,621,764	$1,647,070

Net Assets:
Par value of shares of beneficial interest	$805	$53,522	$891		$2,527	$1,537
Paid in capital	735,181	5,286,545	898,991		2,603,474	1,594,743
Accumulated earnings (loss)	(34,657)	348	24,447		15,763	50,790
Net Assets	$701,329	$5,340,415	$924,329		$2,621,764	$1,647,070

Net Asset Value Per Share
Class I
Net Assets	$614,770	$5,107,995	$772,512		$1,960,484	$1,133,504
Shares of beneficial interest outstanding	70,452	5,120,416	74,366		188,354	105,446
Net asset value, redemption price and offering price per share	$8.73	$1.00	$10.39		$10.41	$10.75

Class A
Net Assets	$65,033	$138,744	$12		$35,532	$16,162
Shares of beneficial interest outstanding	7,567	138,491	1		3,420	1,507
Net asset value, redemption price per share	$8.59	$1.00	$10.34	(b)	$10.39	$10.72
Offering price per share (maximum sales charge of 5.75%)	$9.11	$1.06	$10.97		$11.02	$11.37

Class C
Net Assets	$21,526	$93,676	$151,805		$625,748	$497,404
Shares of beneficial interest outstanding	2,504	93,327	14,736		60,931	46,779
Net asset value, offering price per share (a)	$8.60	$1.00	$10.30		$10.27	$10.63

(a)	Redemption price per C share varies based on length of time shares are held.

(b)	Does not calculate due to rounding.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2022

	Moderately	Moderately
	Aggressive Balanced	Conservative
	Allocation	Balanced Allocation
	Portfolio	Portfolio
Assets:
Investments in Affiliates, at cost	$470,306	$293,796
Investments in Unaffilated securities, at cost	456,205	377,733
Total Investments, at cost	$926,511	$671,529
Investments Affiliates, at value	$459,954	$284,649
Investments in Unaffiated securities, at value	448,805	367,082
Total Investments, at value	$908,759	$651,731
Interest and dividends receivable	207	229
Prepaid expenses and other assets	391	48
Total Assets	909,357	652,008

Liabilities:
Payable to manager	486	627
Administration fees payable	700	567
Custody fees payable	101	156
Compliance officer fees payable	158	161
Payable for distribution (12b-1) fees	177	134
Accrued expenses and other liabilities	936	676
Total Liabilities	2,558	2,321

Net Assets	$906,799	$649,687

Net Assets:
Par value of shares of beneficial interest	$859	$655
Paid in capital	878,583	629,398
Accumulated earnings	27,357	19,634
Net Assets	$906,799	$649,687

Net Asset Value Per Share
Class I
Net Assets	$656,169	$495,136
Shares of beneficial interest outstanding	62,001	49,738
Net asset value, redemption price and offering price per share	$10.58	$9.95

Class A
Net Assets	$63,240	$12
Shares of beneficial interest outstanding	6,000	1
Net asset value, redemption price per share	$10.54	$9.95	(b)
Offering price per share (maximum sales charge of 5.75%)	$11.18	$10.56

Class C
Net Assets	$187,390	$154,539
Shares of beneficial interest outstanding	17,884	15,808
Net asset value, offering price per share (a)	$10.48	$9.78

(a)	Redemption price per C share varies based on length of time shares are held.

(b)	Does not calculate due to rounding

STATEMENTS OF OPERATIONS

For the Year Ended August 31, 2022

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$133,207	$186,930	$195,941	$89,211	$147,713
Interest income	11,962	1,299	4,299	1,398	239
Securities lending income - net	349	457	2,943	939	956
Less: Foreign withholding taxes	(346)	—	—	—	(24,676)
Total Investment Income	145,172	188,686	203,183	91,548	124,232

Operating Expenses:
Management fees	125,030	179,674	89,911	41,845	27,470
Distribution (12b-1) fees
Class A Shares	1,441	4,879	6,205	260	243
Class C Shares	1,210	23,470	1,467	40	94
Administration fees	111,430	189,360	78,214	43,800	35,248
Professional fees	31,432	43,648	24,472	16,571	12,089
Compliance officer fees	14,713	8,272	7,246	2,698	2,533
Registration fees	9,799	13,286	11,829	6,000	8,001
Custodian fees	6,961	6,321	15,607	13,001	25,000
Trustees’ fees	5,233	3,666	4,092	2,205	1,475
Printing and postage expense	4,981	3,914	2,394	394	1,394
Shareholder servicing fees	1,838	5,577	3,044	2,576	434
Insurance expense	1,537	2,091	1,460	789	526
Miscellaneous expenses	5,164	4,964	3,099	2,499	4,187
Total Operating Expenses	320,769	489,122	249,040	132,678	118,694
Less: Expenses waived and/or reimbursed	—	—	—	—	(12,272)
Net Operating Expenses	320,769	489,122	249,040	132,678	106,422

Net Investment Income (Loss)	(175,597)	(300,436)	(45,857)	(41,130)	17,810

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	2,271,820	2,414,678	654,914	586,336	(34,722)
Net Realized Gain (Loss)	2,271,820	2,414,678	654,914	586,336	(34,722)

Net change in unrealized depreciation on Investments and Foreign currency translations	(2,240,901)	(7,058,931)	(1,862,137)	(1,080,060)	(927,795)
Net Realized and Unrealized Gain (Loss) on investments	30,919	(4,644,253)	(1,207,223)	(493,724)	(962,517)

Net Decrease in Net Assets Resulting From Operations	$(144,678)	$(4,944,689)	$(1,253,080)	$(534,854)	$(944,707)

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2022

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$182,056	$564,451	$102,473	$40,151	$91,326
Interest income	2,008	1,974	188	94	2,529
Securities lending income - net	980	12,410	—	—	—
Less: Foreign withholding taxes	669	—	(5,264)	(110)	—
Total Investment Income	185,713	578,835	97,397	40,135	93,855

Operating Expenses:
Management fees	160,719	656,719	20,987	19,509	65,254
Distribution (12b-1) fees
Class A Shares	20,466	67,057	692	944	610
Class C Shares	6,755	69,073	68	—	361
Administration fees	82,815	321,014	12,189	10,284	76,981
Professional fees	28,417	64,879	4,278	5,793	48,841
Registration fees	19,070	29,407	5,749	6,398	3,285

Shareholder servicing fees	7,501	29,424	80	350	1,792
Compliance officer fees	7,384	3,600	1,803	2,555	11,961
Trustees’ fees	4,296	9,092	442	577	6,534
Printing and postage expense	2,785	4,424	697	697	3,000
Custodian fees	2,394	9,211	4,501	2,935	3,000
Insurance expense	1,537	6,820	157	204	1,402
Miscellaneous expenses	4,186	2,058	2,686	2,099	4,187
Total Operating Expenses	348,325	1,272,778	54,329	52,345	227,208
Less: Expenses waived	—	—	(3,323)	(4,609)	(843)
Net Operating Expenses	348,325	1,272,778	51,006	47,736	226,365

Net Investment Income (Loss)	(162,612)	(693,943)	46,391	(7,601)	(132,510)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	780,400	6,914,320	39,051	50,524	(6,949)
Distribution of realized gains by underlying investment companies	—	—	—	—	3,267
Net realized gain (loss)	780,400	6,914,320	39,051	50,524	(3,682)

Net change in unrealized appreciation (depreciation) on Investments and Foreign currency transactions	(1,595,366)	(22,277,865)	123,493	(284,403)	(265,599)
Net Realized and Unrealized Gain (Loss) on Investments	(814,966)	(15,363,545)	162,544	(233,879)	(269,281)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(977,578)	$(16,057,488)	$208,935	$(241,480)	$(401,791)

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2022

			Aggressive	Conservative	Moderate
	Municipal	U.S. Government	Balanced	Balanced	Balanced
	Bond	Money Market	Allocation	Allocation	Allocation
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$3,800	$—	$9,114	$17,831	$11,794
Interest income	93	26,382	346	2,686	834
Dividend income from Affiliates	—	—	28,993	79,419	54,586
Total Investment Income	3,893	26,382	38,453	99,936	67,214

Operating Expenses:
Management fees	4,563	26,855	8,896	24,345	15,468
Distribution (12b-1) fees
Class A Shares	288	799	3	93	103
Class C Shares	299	909	1,745	6,544	5,161
Administration fees	5,260	5,140	6,490	16,486	10,923
Professional fees	3,176	5,262	1,530	4,449	2,815
Registration fees	1,544	7,016	721	2,631	2,015
Custodian fees	1,299	1,789	854	1,230	891
Printing and postage expense	748	1,692	86	335	395
Compliance officer fees	500	2,347	366	1,211	726
Trustees’ fees	292	—	279	742	476
Shareholder servicing fees	201	172	307	18	55
Insurance expense	102	494	77	219	139
Miscellaneous expenses	3,665	1,986	2,436	2,651	2,521
Total Operating Expenses	21,937	54,461	23,790	60,954	41,688
Less: Expenses waived and/or reimbursed	(5,596)	(27,277)	(12,260)	(27,543)	(19,364)
Less: Fee waived by distributor	—	(1,708)	—	—	—
Net Operating Expenses	16,341	25,476	11,530	33,411	22,324

Net Investment Income (Loss)	(12,448)	906	26,923	66,525	44,890

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(2,141)	—	638	(898)	(34)
Affiliated Investments	—	—	1,434	(12,633)	(352)
Distribution of realized gains by underlying:
Investment Companies	—	—	7	54	25
Affiliated Investment Companies	—	—	54,862	137,568	99,373
Net realized gain (loss)	(2,141)	—	56,941	124,091	99,012

Net change in unrealized depreciation on:
Affiliated Investments	—	—	(129,967)	(318,749)	(233,004)
Investments	(12,686)	—	(47,464)	(56,199)	(47,676)

Net change in unrealized depreciation	(12,686)	—	(177,431)	(374,948)	(280,680)
Net Realized and Unrealized Loss on Investments	(14,827)	—	(120,490)	(250,857)	(181,668)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(27,275)	$906	$(93,567)	$(184,332)	$(136,778)

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2022

	Moderately	Moderately
	Aggressive Balanced	Conservative
	Allocation	Balanced Allocation
	Portfolio	Portfolio

Investment Income:
Dividend income	$7,186	$5,527
Interest income	457	360
Dividend income from Affiliates	28,066	22,148
Total Investment Income	35,709	28,035

Operating Expenses:
Management fees	8,318	6,455
Distribution (12b-1) fees
Class A Shares	137	—
Class C Shares	1,959	1,620
Administration fees	6,397	5,265
Printing and postage expense	242	—
Custodian fees	509	658
Registration fees	737	1,538
Professional fees	1,579	1,233
Compliance officer fees	350	313
Trustees’ fees	261	199
Shareholder servicing fees	7	—
Insurance expense	70	59
Miscellaneous expenses	2,436	2,205
Total Operating Expenses	23,002	19,545
Less: Expenses waived and/or reimbursed	(11,730)	(10,829)
Net Operating Expenses	11,272	8,716

Net Investment Income	24,437	19,319

Realized and Unrealized Gain on Investments:
Net realized gain from:
Investments	—	1,684
Affiliated Investments	—	3,288
Distribution of realized gains by underlying:
Investment Companies	11	13
Affiliated Investment Companies	51,934	38,868
Net realized gain	51,945	43,853

Net change in unrealized appreciation on:
Investments	(34,176)	(25,129)
Affiliated Investments	(121,971)	(90,367)
Net change in unrealized appreciation
Net change in unrealized appreciation	(156,147)	(115,496)

Net Realized and Unrealized Gain on Investments	(104,202)	(71,643)

Net Increase in Net Assets Resulting From Operations	$(79,765)	$(52,324)

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Capitalization
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Operations:
Net investment loss	$(175,597)	$(114,918)	$(300,436)	$(194,772)	$(45,857)	$(30,160)
Net realized gain on investments	2,271,820	4,011,125	2,414,678	6,927,660	654,914	1,637,562
Net change in unrealized appreciation (depreciation) on investments	(2,240,901)	1,860,508	(7,058,931)	1,160,216	(1,862,137)	2,159,175
Net increase (decrease) in net assets resulting from operations	(144,678)	5,756,715	(4,944,689)	7,893,104	(1,253,080)	3,766,577

Distributions to Shareholders:
Total Distributions Paid:
Class I	(3,674,554)	—	(4,975,376)	(2,327,697)	(1,378,401)	(754,964)
Class A	(80,177)	—	(281,806)	(120,213)	(240,355)	(129,740)
Class C	(29,151)	—	(953,439)	(377,270)	(30,769)	(17,823)
Return of Capital
Class I	—	—	(347,446)	—	—	—
Class A	—	—	(19,679)	—	—	—
Class C	—	—	(66,582)	—	—	—
Total Dividends and Distributions to Shareholders	(3,783,882)	—	(6,644,328)	(2,825,180)	(1,649,525)	(902,527)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	3,257,933	3,628,345	1,881,802	1,944,919	406,493	990,739
Class A	82,321	2,500	200,477	76,296	59,384	9,669
Class C	5,405	47,222	4,655	43,118	3,782	3,671
Reinvestment of dividends and distributions
Class I	3,441,478	—	4,849,242	2,107,325	1,286,038	703,634
Class A	76,371	—	294,392	117,708	234,887	127,091
Class C	29,094	—	1,001,805	368,539	13,713	8,094
Cost of shares redeemed
Class I	(2,164,716)	(2,504,892)	(3,305,158)	(9,747,525)	(673,918)	(1,361,432)
Class A	(158,894)	(18,980)	(287,870)	(263,314)	(244,493)	(96,286)
Class C	(8,057)	(74,906)	(510,815)	(573,861)	(27,460)	(8,735)

Net increase (decrease) in net assets from share transactions of beneficial interest	4,560,935	1,079,289	4,128,530	(5,926,795)	1,058,426	376,445

Total Increase (Decrease) in Net Assets	632,375	6,836,004	(7,460,487)	(858,871)	(1,844,179)	3,240,495

Net Assets:
Beginning of year	19,555,657	12,719,653	31,291,717	32,150,588	12,807,625	9,567,130
End of year	$20,188,032	$19,555,657	$23,831,230	$31,291,717	$10,963,446	$12,807,625

STATEMENTS OF CHANGES IN NET ASSETS

	Small Capitalization		International Equity		Health & Biotechnology
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Operations:
Net investment income (loss)	$(41,130)	$(40,553)	$17,810	$28,664	$(162,612)	$(116,005)
Net realized gain (loss) on investments and foreign currency transactions	586,336	2,165,985	(34,722)	459,761	780,400	663,424
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,080,060)	350,542	(927,795)	845,463	(1,595,366)	2,062,305
Net increase (decrease) in net assets resulting from operations	(534,854)	2,475,974	(944,707)	1,333,888	(977,578)	2,609,724

Distributions to Shareholders:
Total Distributions Paid:
Class I	(1,399,513)	—	(17,024)	(71,813)	(225,964)	(748,517)
Class A	(16,646)	—	—	(564)	(194,237)	(619,728)
Class C	(1,601)	—	(28)	—	(34,723)	(113,339)
Total Dividends and Distributions to Shareholders	(1,417,760)	—	(17,052)	(72,377)	(454,924)	(1,481,584)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	781,646	637,835	349,181	740,397	572,190	662,888
Class A	—	812	342	333	106,461	38,640
Class C	2,125	2,062	1,436	8,869	3,600	5,600
Reinvestment of dividends and distributions
Class I	1,287,014	—	15,533	66,588	213,457	704,772
Class A	16,303	—	—	556	183,321	581,914
Class C	1,564	—	28	—	33,363	108,888
Cost of shares redeemed
Class I	(878,995)	(1,819,410)	(1,033,188)	(3,891,680)	(794,718)	(1,251,390)
Class A	(10,911)	(5,355)	(54,731)	(180,106)	(356,886)	(842,809)
Class C	(5)	(1,034)	—	(374)	(37,330)	(159,205)
Net increase (decrease) in net assets from share transactions of beneficial interest	1,198,741	(1,185,090)	(721,399)	(3,255,417)	(76,542)	(150,702)

Total Increase (Decrease) in Net Assets	(753,873)	1,290,884	(1,683,158)	(1,993,906)	(1,509,044)	977,438

Net Assets:
Beginning of year	6,706,531	5,415,647	4,536,306	6,530,212	13,755,234	12,777,796
End of year	$5,952,658	$6,706,531	$2,853,148	$4,536,306	$12,246,190	$13,755,234

STATEMENTS OF CHANGES IN NET ASSETS

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Operations:
Net investment income (loss)	$(693,943)	$(899,475)	$46,391	$14,976	$(7,601)	$(5,820)
Net realized gain (loss) on investments and foreign currency transactions	6,914,320	9,832,876	39,051	(53,595)	50,524	84,670
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(22,277,865)	4,021,084	123,493	294,852	(284,403)	508,795
Net increase (decrease) in net assets resulting from operations	(16,057,488)	12,954,485	208,935	256,233	(241,480)	587,645

Distributions to Shareholders:
Total Distributions Paid:
Class I	(3,661,327)	(3,614,187)	(14,413)	(15,098)	(64,974)	(38,252)
Class A	(2,390,759)	(2,357,418)	(764)	(1,326)	(12,021)	(7,790)
Class C	(1,434,203)	(1,589,787)	(32)	(59)	(1)	(5)
Total Dividends and Distributions to Shareholders	(7,486,289)	(7,561,392)	(15,209)	(16,483)	(76,996)	(46,047)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	1,442,127	3,049,924	672,606	582,944	329,190	506,202
Class A	1,119,873	847,818	138,576	4,188	—	48,645
Class C	27,640	100,587	1,275	—	—	—
Reinvestment of dividends and distributions
Class I	3,351,958	3,305,200	14,282	14,886	64,059	37,289
Class A	2,262,107	2,207,612	735	1,277	10,901	7,123
Class C	1,405,624	1,549,461	32	58	1	5
Cost of shares redeemed
Class I	(5,550,304)	(6,838,473)	(451,944)	(644,855)	(445,231)	(582,895)
Class A	(2,248,929)	(3,605,212)	(11,520)	(37,434)	(9,225)	(7,498)
Class C	(3,619,617)	(2,273,067)	(1,245)	(50)	—	(113)
Net increase (decrease) in net assets from share transactions of beneficial interest	(1,809,521)	(1,656,150)	362,797	(78,986)	(50,305)	8,758

Total Increase (Decrease) in Net Assets	(25,353,298)	3,736,943	556,523	160,764	(368,781)	550,356

Net Assets:
Beginning of year	65,562,356	61,825,413	1,210,572	1,049,808	1,617,234	1,066,878
End of year	$40,209,058	$65,562,356	$1,767,095	$1,210,572	$1,248,453	$1,617,234

STATEMENTS OF CHANGES IN NET ASSETS

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021

Operations:
Net investment income (loss)	$(132,510)	$(50,881)	$(12,448)	$(7,392)	$906	$414
Net realized gain (loss) on investments	(6,949)	187,843	(2,141)	11,199	—	—
Distribution of realized gains by underlying investment companies	3,267	—	—	—	—	—
Net change in unrealized depreciation on investments	(265,599)	(215,453)	(12,686)	(10,610)	—	—
Net increase (decrease) in net assets resulting from operations	(401,791)	(78,491)	(27,275)	(6,803)	906	414

Distributions to Shareholders:
Total Distributions Paid:
Class I	(152,472)	(12,407)	—	—	(535)	(1,113)
Class A	(2,014)	(233)	—	—	(20)	(77)
Class C	(483)	(46)	—	—	(8)	(35)
Return of Capital:
Class I	—	—	—	(429)	—	—
Class A	—	—	—	(59)	—	—
Class C	—	—	—	(26)	—	—
Total Dividends and Distributions to Shareholders	(154,969)	(12,686)	—	(514)	(563)	(1,225)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	777,268	9,424,988	35,854	390,161	1,604,222	3,456,916
Class A	5,854	46,610	—	1,036	841	36,789
Class C	—	—	1,359	1,360	17,054	167,408
Reinvestment of dividends and distributions
Class I	150,968	12,071	—	410	531	1,102
Class A	1,993	228	—	59	19	76
Class C	475	45	—	26	8	31
Cost of shares redeemed
Class I	(964,856)	(1,673,988)	(167,328)	(121,948)	(1,983,776)	(3,180,632)
Class A	(20,132)	(15,057)	(9,853)	(668)	(271,534)	(17,140)
Class C	—	(1,501)	(13,603)	(1,051)	(28,529)	(160,567)
Net increase (decrease) in net assets from share transactions of beneficial interest	(48,430)	7,793,396	(153,571)	269,385	(661,164)	303,983

Total Increase (Decrease) in Net Assets	(605,190)	7,702,219	(180,846)	262,068	(660,821)	303,172

Net Assets:
Beginning of year	12,228,403	4,526,184	882,175	620,107	6,001,236	5,698,064
End of year	$11,623,213	$12,228,403	$701,329	$882,175	$5,340,415	$6,001,236

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Balanced		Conservative Balanced		Moderate Balanced
	Allocation Portfolio		Allocation Portfolio		Allocation Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Operations:
Net investment income (loss)	$26,923	$(1,394)	$66,525	$(12,014)	$44,890	$(6,803)
Net realized gain (loss) on investments	2,072	37,120	(13,531)	96,901	(386)	41,053
Distribution of realized gains by underlying affiliated investment companies	54,869	32,830	137,622	63,630	99,398	54,826
Net change in unrealized appreciation (depreciation) on investments	(177,431)	121,289	(374,948)	174,956	(280,680)	186,625
Net increase (decrease) in net assets resulting from operations	(93,567)	189,845	(184,332)	323,473	(136,778)	275,701

Distributions to Shareholders:
Total Distributions Paid:
Class I	(74,884)	(13,041)	(151,581)	(8,242)	(90,465)	(13,922)
Class A	(1)	—	(2,719)	(78)	(3,886)	(412)
Class C	(14,576)	(1,883)	(43,805)	—	(36,027)	(3,179)
Total Dividends and Distributions to Shareholders	(89,461)	(14,924)	(198,105)	(8,320)	(130,378)	(17,513)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	34,584	34,626	68,411	419,528	44,402	48,946
Class A	—	4,900	—	—	1,131	13,386
Class C	5,162	996	14,462	40,492	43,323	23,167
Reinvestment of dividends and distributions
Class I	74,884	13,042	149,854	8,122	90,466	13,922
Class A	1	0 ^	2,720	78	3,886	412
Class C	14,576	1,882	43,805	—	36,027	3,178
Cost of shares redeemed
Class I	(28,382)	(12,000)	(24,149)	(268,063)	(8,550)	(17,500)
Class A	(5,322)	(4,877)	(50)	—	(33,771)	(2,135)
Class C	(17,369)	(39,413)	(13,852)	(35,897)	(35,578)	(72,609)
Net increase (decrease) in net assets from share transactions of beneficial interest	78,134	(844)	241,201	164,260	141,336	10,767

Total Increase (Decrease) in Net Assets	(104,894)	174,077	(141,236)	479,413	(125,820)	268,955

Net Assets:
Beginning of year	1,029,223	855,146	2,763,000	2,283,587	1,772,890	1,503,935
End of year	$924,329	$1,029,223	$2,621,764	$2,763,000	$1,647,070	$1,772,890

^	Less than $0.50

STATEMENTS OF CHANGES IN NET ASSETS

	Moderately Aggressive Balanced		Moderately Conservative Balanced
	Allocation Portfolio		Allocation Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Operations:
Net investment income (loss)	$24,437	$(1,504)	$19,319	$(2,192)
Net realized gain on investments	—	25,190	4,972	34,195
Distribution of realized gains by underlying affiliated and non affiliated investment companies	51,945	27,724	38,881	24,998
Net change in unrealized appreciation (depreciation) on investments	(156,147)	100,470	(115,496)	67,100
Net increase (decrease) in net assets resulting from operations	(79,765)	151,880	(52,324)	124,101

Distributions to Shareholders:
Total Distributions Paid:
Class I	(53,434)	(9,999)	(63,427)	(8,874)
Class A	(5,239)	(229)	(1)	— ^
Class C	(13,273)	(1,548)	(16,396)	(1,908)
Total Dividends and Distributions to Shareholders	(71,946)	(11,776)	(79,824)	(10,782)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	21,324	7,217	525	13,025
Class A	69,017	—	—	—
Class C	8,955	12,547	6,500	69,866
Reinvestment of dividends and distributions
Class I	53,434	9,999	56,212	8,009
Class A	5,239	229	1	0 ^
Class C	13,273	1,548	16,396	1,908
Cost of shares redeemed
Class I	(2,626)	(24)	(77,504)	(330,644)
Class A	(12)	(16,723)	—	—
Class C	(5,726)	(2,839)	(6,500)	(7,434)
Net increase (decrease) in net assets from share transactions of beneficial interest	162,878	11,954	(4,370)	(245,270)

Total Increase (Decrease) in Net Assets	11,167	152,058	(136,518)	(131,951)

Net Assets:
Beginning of year	895,632	743,574	786,205	918,156
End of year	$906,799	$895,632	$649,687	$786,205

^	Less than $0.50

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2022

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust currently consists of seventeen series. These financial statements include the following seventeen series: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Capitalization Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the U.S. Government Money Market Portfolio, Aggressive Balanced Allocation Portfolio, Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio, and Moderately Conservative Balanced Allocation Portfolio, (collectively, the “Portfolios”). Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager.

The following serve as advisers (the “Advisers”) to their respective Portfolio(s): M.D. Sass Investors Services, Inc. serves as Adviser to Large Capitalization Value; Smith Group Asset Management serves as Adviser to Large Capitalization Growth, Energy & Basic Materials, Financial Services and International Equity; Vaughan Nelson Investment Management, L.P. serves as Adviser to Mid Capitalization; Zacks Investment Management, Inc. serves as Adviser to Small Capitalization; Oak Associates, Ltd. serves as Adviser to Health & Biotechnology and Technology & Communications; Saratoga Capital Management, LLC serves as Adviser to U.S. Government Money Market, Investment Quality Bond, Municipal Bond, Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation. Ultimus Fund Solutions, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent. Northern Lights Distributors, LLC (“NLD” or the “Distributor”) is the Trust’s Distributor.

The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Capitalization Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio, the Financial Services Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio, the U.S. Government Money Market Portfolio, Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderately Conservative Balanced Allocation, Moderate Balanced Allocation, and Moderately Aggressive Balanced Allocation are diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Capitalization	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market	Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital
Aggressive Balanced Allocation	Total return consisting of capital appreciation and income
Conservative Balanced Allocation	Total return consisting of capital appreciation and income
Moderate Balanced Allocation	Total return consisting of capital appreciation and income
Moderately Aggressive Balanced Allocation	Total return consisting of capital appreciation and income
Moderately Conservative Balanced Allocation	Total return consisting of capital appreciation and income

Currently, all Portfolios offer Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2022 (Continued)

The following is a summary of significant accounting policies followed by the Portfolios in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

(a) Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the mean between current bid and ask. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices. Short-term debt securities having a remaining maturity of sixty days or less may be valued at amortized cost or amortized value, which approximates market value. U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value. Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the last bid and ask price. Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Futures are valued based on their daily settlement value. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Total return swaps on securities listed on an exchange shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security. The International Equity Portfolio uses fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. Foreign currency and Forward currency exchange contracts are valued daily at the London close each day. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based upon the methods established by the board of directors of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2022 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2022, for the Portfolios’ assets and liabilities measured at fair value:

Large Capitalization Value

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$18,553,485	$—	$—	$18,553,485
Collateral for Securities Loaned	—	209	—	209
Short-Term Investment	1,903,444	—	—	1,903,444
Total	$20,456,929	$209	$—	$20,457,138

Large Capitalization Growth

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$23,670,292	$—	$—	$23,670,292
Short-Term Investments	219,972	—	—	219,972
Total	$23,890,264	$—	$—	$23,890,264

Mid Capitalization

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$10,209,431	$—	$—	$10,209,431
Collateral for Securities Loaned	—	77	—	77
Short-Term Investment	794,108	—	—	794,108
Total	$11,003,539	$77	$—	$11,003,616

Small Capitalization

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$5,651,747	$—	$—	$5,651,747
Collateral for Securities Loaned	—	96,300	—	96,300
Short-Term Investment	327,831	—	—	327,831
Total	$5,979,578	$96,300	$—	$6,075,878

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2022 (Continued)

International Equity

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$209,794	$—	$209,794
Canada	133,379	—	—	133,379
China	—	113,794	—	113,794
Denmark	—	72,700	—	72,700
Finland	—	77,716	—	77,716
France	—	116,421	—	116,421
Germany	—	252,578	—	252,578
Hong Kong	—	66,712	—	66,712
Indonesia	—	70,631	—	70,631
Italy	—	77,806	—	77,806
Japan	—	470,347	—	470,347
Korea (Republic of)	—	126,459	—	126,459
Luxembourg	—	54,630	—	54,630
Mexico	73,149	—	—	73,149
Netherlands	—	63,742	—	63,742
South Africa	—	66,297	—	66,297
South Korea	—	71,283	—	71,283
Spain	—	62,421	—	62,421
Switzerland	—	66,855	—	66,855
Taiwan Province of China	—	128,154	—	128,154
Thailand	—	83,819	—	83,819
United Kingdom	—	381,481	—	381,481
Collateral for Securities Loaned	—	64,581	—	64,581
Short -Term Investment	24,963	—	—	24,963
Total	$231,491	$2,698,221	$—	$2,929,712

Health & Biotechnology

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$11,756,808	$—	$—	$11,756,808
Short -Term Investment	527,795	—	—	527,795
Total	$12,284,603	$—	$—	$12,284,603

Technology & Communications

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$39,932,575	$—	$—	$39,932,575
Short-Term Investment	332,713	—	—	332,713
Total	$40,265,288	$—	$—	$40,265,288

Energy & Basic Materials

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,734,989	$—	$—	$1,734,989
Short-Term Investment	30,021	—	—	30,021
Total	$1,765,010	$—	$—	$1,765,010

Financial Services

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,242,099	$—	$—	$1,242,099
Short-Term Investment	6,575	—	—	6,575
Total	$1,248,674	$—	$—	$1,248,674

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2022 (Continued)

Investment Quality Bond

Assets*	Level 1	Level 2	Level 3	Total
Open End Funds	$11,052,622	$—	$—	$11,052,622
Short-Term Investment	640,801	—	—	640,801
Total	$11,693,423	$—	$—	$11,693,423

Municipal Bond

Assets*	Level 1	Level 2	Level 3	Total
Open End Funds	$687,067	$—	$—	$687,067
Short-Term Investment	23,547	—	—	23,547
Total	$710,614	$—	$—	$710,614

U.S. Government Money Market

Assets*	Level 1	Level 2	Level 3	Total
Short-Term Investments	$5,313,079	$—	$—	$5,313,079
Total	$5,313,079	$—	$—	$5,313,079

Aggressive Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$863,738	$—	$—	$863,738
Short-Term Investment	63,192	—	—	63,192
Total	$926,930	$—	$—	$926,930

Conservative Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$1,954,948	$—	$—	$1,954,948
Short-Term Investment	677,052	—	—	677,052
Total	$2,632,000	$—	$—	$2,632,000

Moderate Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$1,486,991	$—	$—	$1,486,991
Short-Term Investment	165,737	—	—	165,737
Total	$1,652,728	$—	$—	$1,652,728

Moderately Aggressive Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$815,154	$—	$—	$815,154
Short-Term Investment	93,605	—	—	93,605
Total	$908,759	$—	$—	$908,759

Moderately Conservative Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$581,066	$—	$—	$581,066
Short-Term Investment	70,665	—	—	70,665
Total	$651,731	$—	$—	$651,731

The Funds did not hold any Level 3 securities during the period.

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2022 (Continued)

(b) Federal Income Tax

It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

Capital loss carry forwards, as of each Portfolio’s most recent tax year-ended August 31, 2022, available to offset future capital gains, and utilized capital gains, if any, are as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	CLCF Utilized	Total
Large Capitalization Value	$—	$—	$—	$—
Large Capitalization Growth	—	—	—	—
Mid Capitalization	—	—	—	—
Small Capitalization	—	—	—	—
International Equity	2,321,286	221,586	76,112	2,542,872
Health & Biotechnology	—	—	—	—
Technology & Communications	—	—	—	—
Energy & Basic Materials	842,460	279,768	60,095	1,122,228
Financial Services	—	—	—	—
Investment Quality Bond	746	—	—	746
Municipal Bond	8,328	4,062	—	12,390
U.S. Government Money Market	—	—	—	—
Aggressive Balanced Allocation	—	—	—	—
Conservative Balanced Allocation	—	—	—	—
Moderate Balanced Allocation	—	—	—	—
Moderately Aggressive Balanced Allocation	—	—	—	—
Moderately Conservative Balanced Allocation	—	—	—	—

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on its 2019-2021 returns and expected to be taken in the Portfolios’ 2022 returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Portfolios identify its major tax jurisdictions as U.S. Federal, Arizona and foreign jurisdictions where the Portfolios make significant investments. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended August 31, 2022, the Portfolios did not incur any interest or penalties.

(c) Security Transactions and Other Income

Security transactions are reflected for financial reporting purposes as of the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis including premium amortized and discount accreted. All paydown gains and losses are classified as interest income in the accompanying Statements of Operations in accordance with U.S. GAAP. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities with a corresponding increase/decrease in the cost basis of that security using the yield to maturity method, or where applicable, the first call date of the security. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

(d) Dividends and Distributions

The following table summarizes each Portfolio’s intended dividend and capital gain declaration policy:

Capital
Portfolio	Income Dividends	Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Capitalization	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communication	Annually	Annually

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2022 (Continued)

Capital
Portfolio	Income Dividends	Gains
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Monthly	Annually
Municipal Bond	Monthly	Annually
U.S. Government Money Market	Daily - paid monthly	Annually
Aggressive Balanced Allocation	Annually	Annually
Conservative Balanced Allocation	Annually	Annually
Moderate Balanced Allocation	Annually	Annually
Moderately Aggressive Balanced Allocation	Annually	Annually
Moderately Conservative Balanced Allocation	Annually	Annually

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in- surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of each Portfolio.

(e) Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis. Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(f) Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Trust’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

(g) Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(h) Other

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2022 (Continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Market Disruptions Risk. The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause the Portfolio to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolios hold, and may adversely affect the Portfolios’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the marketplace and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Portfolios’ securities or other assets. Such impacts may adversely affect the performance of the Portfolios.

2.	SECURITIES LENDING

Under an agreement with the BNY Mellon Corp. (“BNY Mellon”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees to earn additional income. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued interest, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by BNY Mellon to the borrowers, is remitted to BNY Mellon as lending agent, and the remainder is paid to the Portfolios. The Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios have the right under the Master Securities Lending Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Portfolios could experience delays or losses on recovery. Additionally, the Portfolios are subject to the risk of loss from investments made with the cash received as collateral. The Portfolios manage credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

At August 31, 2022, the following portfolios loaned securities and received U.S. Government securities and cash collateral for the loan. This cash was invested in repurchase agreements as shown in the Schedules of Investments. The aggregate market value of the collateral shown below includes non-cash U.S Treasury securities and is calculated based on prior day’s prices.

	Market Value of	Market Value	Value of
Portfolio	Loaned Securities	of Collateral	Non-cash Collateral
Large Capitalization Value	$936,698	$962,083	$961,874
Large Capitalization Growth	266,411	281,890	281,890
Mid Capitalization	142,339	149,524	149,447
Small Capitalization	354,163	362,712	266,412
International Equity	61,113	64,581	—

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2022 (Continued)

At August 31, 2022, the percentage of total investment income the Portfolios received from the investment of cash collateral retained by the lending agent, BNY Mellon, was as follows:

Percentage of Total
Portfolio	Investment Income
Large Capitalization Value	0.24%
Large Capitalization Growth	0.24%
Mid Capitalization	1.45%
Small Capitalization	1.03%
International Equity	0.77%
Health & Biotechnology	0.53%
Technology & Communications	2.14%

The following table presents the Portfolios’ assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of August 31, 2022.

		Gross Amounts not offset in the
		Statements of Assets and Liabilities
	Gross Amounts Recognized	Financial
	in Statements of Assets and	Instruments	Cash Collateral	Net Amount
	Liabilities	Pledged	Pledged	of Assets
Large Capitalization Value
Description of Liability
Securities Loaned	$209	$209	$—	$—

Mid Capitalization
Description of Liability
Securities Loaned	$77	$77	$—	$—

Small Capitalization
Description of Liability
Securities Loaned	$96,300	$96,300	$—	$—

International Equity
Description of Liability
Securities Loaned	$64,581	$64,581	$—	$—

3.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio’s average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Capitalization and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; 0.475% for U.S. Government Money Market; 0.90% for Conservative Balanced Allocation, Moderately Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation, and Aggressive Balanced Allocation. The manager pays the fees charged by the Portfolios’ sub-advisers. The Portfolios do not pay the sub-advisers directly.

For the year ended August 31, 2022, the Manager waived $12,272 for International Equity, $3,323 for Energy & Basic Materials, $4,609 for Financial Services, $ 843 for Investment Quality Bond, $5,596 for Municipal Bond, $27,277 for U.S. Government Money Market, $12,260 for Aggressive Balanced Allocation, $27,543 for Conservative Balanced Allocation, $19,364 for Moderate Balanced Allocation, $11,730 for Moderately Aggressive Balanced Allocation, and $10,829 for Moderately Conservative Balanced Allocation. The U.S Government Money Market Fund is subject to additional voluntary waivers by the Manager to ensure the portfolio maintains a NAV of $1.00.

(b) Ultimus Fund Solutions, LLC (“UFS”), an affiliate of Northern Lights Distributors, LLC (the “Distributor”) provides administrative, fund accounting and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2022 (Continued)

Pursuant to the terms of the Trust’s Custody Administration Agreement with UFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

In addition, certain affiliates of the Distributor provide services to the Trust as follows:

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolios.

Certain employees of UFS and NLCS are also officers of the Trust, and are not paid any fees directly by the Trust for serving in such capacity.

(c) The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares (0.25% of the average daily net assets of Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation Class A shares) and 1.00% of the average daily net assets of the Portfolios’ Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager, or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets. For the year ended August 31, 2022 the Distributor waived $1,708 in fees for the U.S. Government Money Market Portfolio.

Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class C shares are offered subject to a CDSC of 1.00%. Class I shares are offered at net asset value.

For the year ended August 31, 2022, the Distributor received sales charges on sales of the Portfolios’ Class A shares. In addition, CDSCs were paid to the Manager for Class C shares. The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

Portfolio	Distributor Sales Charges	CDSC’s
	Class A	Class C
Large Capitalization Value	$1,395	$54
Large Capitalization Growth	12,109	46
Mid Capitalization	1,872	38
Small Capitalization	—	21
International Equity	17	15
Health & Biotechnology	3,194	36
Technology & Communications	1,261	452
Energy & Basic Materials	44	13
Financial Services	—	—
Investment Quality Bond	—	—
Municipal Bond	—	—
U.S Government Money Market	—	171
Aggressive Balanced Allocation	—	60
Conservative Balanced Allocation	—	148
Moderate Balanced Allocation	69	433
Moderately Aggressive Balanced Allocation	1,764	20
Moderately Conservative Balanced Allocation	—	—

(d) The Trust and the Manager have entered into Excess Expense Agreements (the “Expense Agreements”). In connection with the Expense Agreements, the Manager is currently voluntarily waiving, all or a portion of its management fees and/or assuming certain other operating expenses (excluding front-end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at August 31, 2022, for each portfolio were: 3.00%, 3.60% and 2.60% for Class A, C and I shares, respectively, of Large Capitalization Value, Large Capitalization Growth, Mid Capitalization, and Small Capitalization; 3.30%, 3.90% and 2.90% for Class A, C and I

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2022 (Continued)

shares, respectively, of International Equity; 2.30%, 2.90% and 1.90%, for Class A, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 2.15%, 2.75% and 1.75% for Class A, C and I shares, respectively, of U.S. Government Money Market; 3.40%, 4.00% and 3.00% for Class A, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services. For the Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation the Manager is waiving all or a portion of its management fees and/or assuming certain operating expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) the expense caps are 1.24%, 0.99% and 1.99% for Classes A, I and C shares respectively. Under the terms of the Expense Agreements, the Manager is permitted to seek reimbursement from the Portfolios, subject to limitations, for fees they waived and Portfolio expenses they paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less.

The Expense Agreement with the Manager may be terminated by either party, without penalty, upon receipt of 60 days prior notice, except for the Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation which shall continue through December 31, 2022.

In addition, the U.S. Government Money Market Portfolio’s distributor has agreed to waive Distribution Fees and/or Service (12b -1) Fees for the Portfolio’s Class A and C shares through December 31, 2022. The Agreement may only be terminated during its term by or with the consent of the Trust’s Board of Trustees.

The following table shows the available waived expenses and expiration date for each Portfolio subject to potential recovery.

Portfolio	8/31/2023	8/31/2024	8/31/2025
International Equity	$30,421	$7,065	$12,272
Energy & Basic Materials	7,300	12,004	3,323
Financial Services	6,123	5,710	4,609
Investment Quality Bond	—	—	843
Municipal Bond	9,326	9,915	5,596
Aggressive Balanced Allocation	9,335	13,846	12,260
Conservative Balanced Allocation	19,169	25,699	27,543
Moderate Balanced Allocation	12,115	19,205	19,364
Moderately Aggressive Balanced Allocation	8,273	12,873	11,730
Moderately Conservative Balanced Allocation	10,326	11,586	10,829

(e) The following Portfolios in the Trust had portfolio trades executed with a certain broker pursuant to a commission recapture agreement. For the year ended August 31, 2022, the amount received by the participating Portfolios under this arrangement was as follows: Large Cap Value, $15,771; Health & Biotechnology, $53; and Technology & Communications, $1,766. These amounts are included with the realized gain/loss for each Portfolio in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2022 (Continued)

(f) Affiliated Investments — Companies which are affiliates of the Portfolios at August 31, 2022, are noted in the Portfolio’s Schedule of Investments. A summary of the investments in the affiliated investments are detailed below:

Affiliated Holding	Value at 8/31/2021	Purchases	Sale Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 8/31/2022	Shares at 8/31/2022	Income	Long Term Capital Gain Distribution
Aggressive Balanced Allocation
Saratoga Energy & Basic Materials Portfolio, CL I	$25,850	$488	$—	$—	$4,062	$30,400	$2,446	$280	$—
Saratoga Health & Biotechnology Portfolio, CL I	40,604	1,571	444	(45)	(4,023)	37,663	1,667	149	1,126
Saratoga Large Capitalization Growth Portfolio, Cl I	150,420	30,709	5,230	869	(54,512)	122,256	5,256	7,199	22,470
Saratoga Large Capitalization Value Portfolio, Cl I	174,314	35,162	3,507	488	(34,571)	171,886	6,619	17,884	15,943
Saratoga Mid Capitalization Portfolio, CL I	114,392	15,355	2,310	65	(25,806)	101,696	8,655	3,481	10,994
Saratoga Technology & Communications Portfolio, CL I	41,251	4,593	396	57	(15,117)	30,388	1,324	—	4,329
Total	546,831			1,434	(129,967)	494,289		28,993	54,862

Conservative Balanced Allocation
Saratoga Large Capitalization Growth Portfolio	414,802	83,989	79,586	(10,295)	(144,665)	264,245	11,360	20,002	62,427
Saratoga Large Capitalization Value Portfolio, Cl I	479,880	95,892	106,772	(4,416)	(97,050)	367,534	14,152	49,637	44,251
Saratoga Mid Capitalization Portfolio, CL I	318,699	42,002	65,292	2,078	(77,034)	220,453	18,762	9,780	30,890
Total	1,213,381			(12,633)	(318,749)	852,232		79,419	137,568

Moderate Balanced Allocation
Saratoga Energy & Basic Materials Portfolio, CL I	24,291	263	—	—	3,827	28,381	2,283	263	—
Saratoga Health & Biotechnology Portfolio, CL I	38,419	1,207	—	—	(3,865)	35,761	1,582	141	1,065
Saratoga Large Capitalization Growth Portfolio, CL I	282,147	60,580	7,468	(137)	(102,487)	232,635	10,002	13,605	42,463
Saratoga Large Capitalization Value Portfolio, Cl I	328,412	70,078	8,185	83	(65,265)	325,123	12,519	33,970	30,283
Saratoga Mid Capitalization Portfolio, CL I	215,279	31,312	2,100	(298)	(48,876)	195,317	16,623	6,607	20,866
Saratoga Technology & Communications Portfolio, CL I	44,747	4,696	—	—	(16,338)	33,105	1,443	—	4,696
Total	933,295			(352)	(233,004)	850,322		54,586	99,373

Moderately Aggressive Balanced Allocation
Saratoga Energy & Basic Materials Portfolio, CL I	18,452	1,310	—	—	3,007	22,769	1,832	211	—
Saratoga Health & Biotechnology Portfolio, CL I	24,585	2,409	—	—	(2,619)	24,375	1,079	96	726
Saratoga Large Capitalization Growth Portfolio, CL I	134,304	36,513	—	—	(51,922)	118,895	5,112	6,862	21,417
Saratoga Large Capitalization Value Portfolio, Cl I	156,252	43,186	—	—	(33,325)	166,113	6,396	17,220	15,351
Saratoga Mid Capitalization Portfolio, CL I	112,951	22,244	—	—	(27,323)	107,872	9,181	3,677	11,613
Saratoga Technology & Communications Portfolio, CL I	25,489	4,230	—	—	(9,789)	19,930	868	—	2,827
Total	472,033			—	(121,971)	459,954		28,066	51,934

Moderately Conservative Balanced Allocation
Saratoga Large Capitalization Growth Portfolio, Cl I	119,609	23,247	14,090	1,522	(42,482)	87,806	3,775	5,641	17,606
Saratoga Large Capitalization Value Portfolio, Cl I	134,970	25,760	15,438	1,515	(26,942)	119,865	4,616	13,619	12,141
Saratoga Mid Capitalization Portfolio, CL I	96,449	12,009	10,788	251	(20,943)	76,978	6,551	2,888	9,121
Total	351,028			3,288	(90,367)	284,649		22,148	38,868

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2022 (Continued)

4.	INVESTMENT TRANSACTIONS

(a) For the year ended August 31, 2022, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$21,018,157	$20,002,518
Large Capitalization Growth	16,426,556	19,239,724
Mid Capitalization	4,931,511	6,044,974
Small Capitalization	6,467,052	6,962,459
International Equity	1,715,004	2,410,914
Health & Biotechnology	2,939,131	4,026,412
Technology & Communications	1,327,229	10,997,024
Energy & Basic Materials	1,086,750	702,695
Financial Services	597,320	727,196
Investment Quality Bond	99,308	603,201
Municipal Bond	3,182	166,500
Aggressive Balanced Allocation	100,376	19,359
Conservative Balanced Allocation	255,132	285,436
Moderate Balanced Allocation	190,234	24,578
Moderately Aggressive Balanced Allocation	150,707	—
Moderately Conservative Balanced Allocation	66,556	84,910

(b) Certain Portfolios may enter into foreign currency exchange contracts. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments.

(c) Other Investment Companies or Exchange Traded Funds – Certain Portfolios may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close. The ETFs in which a Portfolio invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds that can be found in “Exchange-Traded Funds” below: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost. In addition to the advisory and operational fees a Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

The derivative instruments outstanding, as of August 31, 2022, as disclosed in the Portfolio of Investments and Statement of Assets and Liabilities, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Fund. The derivatives are not accounted for as hedging instruments under GAAP.

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2022 (Continued)

The effect of derivative instruments on the Statements of Assets and Liabilities for the year ended August 31, 2022, were as follows:

			Location of derivatives on Statements of	Fair value of liability
Fund	Derivative	Risk Type	Assets and Liabilities	derivatives
International Equity
	Forward Exchange Contracts	Foreign Exchange	Unrealized depreciation on forward currency exchange contracts	$(361)

The effect of derivative instruments on the Statements of Operations for the year ended August 31, 2022, were as follows:

				Realized and unrealized
Fund	Derivative	Location of loss on derivatives	Risk Type	loss on derivatives
International Equity
	Forward Exchange Contracts	Net realized loss from investments and foreign currency transactions	Foreign Exchange	$(7,541)
	Forward Exchange Contracts	Net change in unrealized depreciation on investments and foreign currency translations	Foreign Exchange	(2,305)
			Total	$(9,846)

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2022 (Continued)

5.	AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $0.01 par value per share. For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares		Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Large Capitalization Value
Issued	119,488	131,371	2,665	103	266	1,986
Redeemed	(79,642)	(91,184)	(5,786)	(695)	(321)	(3,428)
Reinvested from Dividends	128,702	—	3,054	—	1,492	—
Net Increase (Decrease) in Shares	168,548	40,187	(67)	(592)	1,437	(1,442)
Large Capitalization Growth
Issued	64,915	65,138	9,588	3,039	369	2,687
Redeemed	(122,844)	(344,577)	(12,608)	(10,303)	(41,035)	(34,558)
Reinvested from Dividends	165,503	80,066	11,729	5,039	78,882	25,646
Net Increase (Decrease) in Shares	107,574	(199,373)	8,709	(2,225)	38,216	(6,225)
Mid Capitalization
Issued	30,666	74,530	4,629	828	440	361
Redeemed	(51,919)	(102,569)	(21,583)	(8,602)	(3,102)	(872)
Reinvested from Dividends	98,547	57,113	20,879	11,713	1,629	946
Net Increase (Decrease) in Shares	77,294	29,074	3,925	3,939	(1,033)	435
Small Capitalization
Issued	100,977	82,929	—	122	1,157	564
Redeemed	(115,004)	(215,230)	(1,661)	(737)	(1)	(353)
Reinvested from Dividends	161,280	—	2,329	—	874	—
Net Increase (Decrease) in Shares	147,253	(132,301)	668	(615)	2,030	211
International Equity
Issued	30,699	71,622	32	32	130	806
Redeemed	(87,524)	(415,379)	(4,720)	(19,731)	—	(40)
Reinvested from Dividends	1,301	6,719	—	56	3	—
Net Increase (Decrease) in Shares	(55,524)	(337,038)	(4,688)	(19,643)	133	766
Health & Biotechnology
Issued	23,658	29,502	5,157	1,881	246	379
Redeemed	(33,351)	(54,748)	(17,461)	(42,257)	(2,538)	(10,545)
Reinvested from Dividends	9,146	33,561	9,148	31,973	2,301	8,102
Net Increase (Decrease) in Shares	(547)	8,315	(3,156)	(8,403)	9	(2,064)
Technology & Communications
Issued	48,178	98,070	43,127	31,921	1,605	4,835
Redeemed	(203,520)	(223,940)	(91,469)	(131,310)	(224,527)	(112,010)
Reinvested from Dividends	109,720	116,874	86,176	88,945	75,047	82,903
Net Increase (Decrease) in Shares	(45,622)	(8,996)	37,834	(10,444)	(147,875)	(24,272)
Energy & Basic Materials
Issued	55,483	57,625	11,812	447	141	—
Redeemed	(37,157)	(70,601)	(974)	(4,444)	(134)	(6)
Reinvested from Dividends	1,281	1,613	72	152	4	8
Net Increase (Decrease) in Shares	19,607	(11,363)	10,910	(3,845)	11	2
Financial Services
Issued	28,403	49,817	—	6,569	—	—
Redeemed	(41,508)	(57,230)	(965)	(784)	—	(14)
Reinvested from Dividends	5,684	4,306	1,076	907	— **	1
Net Increase (Decrease) in Shares	(7,421)	(3,107)	111	6,692	—	(13)
Investment Quality Bond
Issued	82,426	968,709	639	4,805	—	—
Redeemed	(102,013)	(171,769)	(2,110)	(1,549)	—	(155)
Reinvested from Dividends	15,942	1,237	212	23	51	5
Net Increase (Decrease) in Shares	(3,645)	798,177	(1,259)	3,279	51	(150)

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2022 (Continued)

	Class I Shares		Class A Shares		Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Municipal Bond
Issued	4,038	43,035	—	115	154	150
Redeemed	(19,023)	(13,466)	(1,135)	(74)	(1,565)	(116)
Reinvested from Dividends	—	45	—	7	—	3
Net Increase (Decrease) in Shares	(14,985)	29,614	(1,135)	48	(1,411)	37
U.S. Government Money Market
Issued	1,604,223	3,456,916	841	36,789	17,054	167,408
Redeemed	(1,983,775)	(3,180,632)	(271,534)	(17,140)	(28,529)	(160,567)
Reinvested from Dividends	531	1,102	19	76	8	31
Net Increase (Decrease) in Shares	(379,021)	277,386	(270,674)	19,725	(11,467)	6,872
Aggressive Balanced Allocation
Issued	3,041	3,032	—	418	469	87
Redeemed	(2,390)	(1,029)	(418)	(452)	(1,665)	(3,393)
Reinvested from Dividends	6,552	1,188	— **	— **	1,276	172
Net Increase (Decrease) in Shares	7,203	3,191	(418)	(34)	80	(3,134)
Conservative Balanced Allocation
Issued	6,155	38,541	—	—	1,334	3,789
Redeemed	(2,091)	(24,919)	(5)	—	(1,288)	(3,401)
Reinvested from Dividends	13,416	742	243	8	3,947	—
Net Increase (Decrease) in Shares	17,480	14,364	238	8	3,993	388
Moderate Balanced Allocation
Issued	3,847	4,190	100	1,121	3,856	2,021
Redeemed	(685)	(1,416)	(3,115)	(181)	(3,121)	(6,721)
Reinvested from Dividends	7,759	1,249	333	37	3,101	286
Net Increase (Decrease) in Shares	10,921	4,023	(2,682)	977	3,836	(4,414)
Moderately Aggressive Balanced Allocation
Issued	1,877	594	5,513	—	780	1,099
Redeemed	(211)	(2)	(1)	(1,432)	(461)	(262)
Reinvested from Dividends	4,638	911	455	21	1,155	141
Net Increase (Decrease) in Shares	6,304	1,503	5,967	(1,411)	1,474	978
Moderately Conservative Balanced Allocation
Issued	50	1,258	—	—	604	6,769
Redeemed	(7,125)	(31,061)	—	—	(604)	(705)
Reinvested from Dividends	5,224	744	— **	— **	1,541	179
Net Increase (Decrease) in Shares	(1,851)	(29,059)	— **	— **	1,541	6,243

**	Amount represents less than 0.5 shares.

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2022 (Continued)

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation August 31, 2022, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Large Capitalization Value	$19,998,637	$1,157,723	$(699,222)	$458,501
Large Capitalization Growth	20,269,754	4,476,099	(855,589)	3,620,510
Mid Capitalization	9,239,342	2,677,655	(913,381)	1,764,274
Small Capitalization	5,621,412	955,909	(501,443)	454,466
International Equity	2,928,546	248,820	(247,654)	1,166
Health & Biotechnology	9,611,826	3,305,627	(632,850)	2,672,777
Technology & Communications	17,663,440	23,546,636	(944,788)	22,601,848
Energy & Basic Materials	1,505,322	427,138	(167,450)	259,688
Financial Services	834,084	449,784	(35,194)	414,590
Investment Quality Bond	11,971,496	—	(278,073)	(278,073)
Municipal Bond	723,368	—	(12,754)	(12,754)
U.S. Government Money Market	5,313,079	—	—	—
Aggressive Balanced Allocation	957,028	10,937	(41,035)	(30,098)
Conservative Balanced Allocation	2,729,117	1,248	(98,365)	(97,117)
Moderate Balanced Allocation	1,693,558	11,531	(52,361)	(40,830)
Moderately Aggressive Balanced Allocation	930,120	10,299	(31,660)	(21,361)
Moderately Conservative Balanced Allocation	671,601	1,550	(21,420)	(19,870)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends utilized during the period ended August 31, 2022 was as follows:

For fiscal year ended	Ordinary	Long-Term	Exempt	Return of
8/31/2022	Income	Capital Gains	Income	Capital	Total
Large Capitalization Value	$2,000,493	$1,783,389	$—	$—	$3,783,882
Large Capitalization Growth	1,648,261	4,562,360	—	433,707	6,644,328
Mid Capitalization	352,691	1,296,834	—	—	1,649,525
Small Capitalization	202,520	1,215,240	—	—	1,417,760
International Equity	17,052	—	—	—	17,052
Health & Biotechnology	53,205	401,719	—	—	454,924
Technology & Communications	—	7,486,289	—	—	7,486,289
Energy & Basic Materials	15,209	—	—	—	15,209
Financial Services	31,650	45,346	—	—	76,996
Investment Quality Bond	—	154,969	—	—	154,969
Municipal Bond	—	—	—	—	—
U.S. Government Money Market	615	—	—	—	615
Aggressive Balanced Allocation	27,299	62,162	—	—	89,461
Conservative Balanced Allocation	53,920	144,185	—	—	198,105
Moderate Balanced Allocation	44,890	85,488	—	—	130,378
Moderately Aggressive Balanced Allocation	24,553	47,393	—	—	71,946
Moderately Conservative Balanced Allocation	19,978	59,846	—	—	79,824

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2022 (Continued)

The tax character of dividends utilized during the period ended August 31, 2021 was as follows:

For fiscal year ended	Ordinary	Long-Term	Exempt	Return of
8/31/2021	Income	Capital Gains	Income	Capital	Total
Large Capitalization Value	$—	$—	$—	$—	$—
Large Capitalization Growth	—	2,825,180	—	—	2,825,180
Mid Capitalization	111,672	790,855	—	—	902,527
Small Capitalization	—	—	—	—	—
International Equity	91,767	—	—	—	91,767
Health & Biotechnology	24,182	1,457,402	—	—	1,481,584
Technology & Communications	—	7,561,392	—	—	7,561,392
Energy & Basic Materials	16,483	—	—	—	16,483
Financial Services	—	46,047	—	—	46,047
Investment Quality Bond	8,659	4,027	—	—	12,686
Municipal Bond	—	—	—	514	514
U.S. Government Money Market	1,175	—	—	—	1,175
Aggressive Balanced Allocation	8,359	6,565	—	—	14,924
Conservative Balanced Allocation	5,711	2,609	—	—	8,320
Moderate Balanced Allocation	2,713	14,800	—	—	17,513
Moderately Aggressive Balanced Allocation	4,569	7,208	—	—	11,777
Moderately Conservative Balanced Allocation	284	10,498	—	—	10,782

During the fiscal year ended August 31, 2022, the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the book/tax basis treatment of distributions in excess, net operating losses and short-term capital gains, tax adjustments for prior year tax returns, reclassification of Fund distributions, adjustments for nondeductible payments and foreign tax credit pass-through, and the use of tax equalization credits, resulted in reclassification for the tax year ended August 31, 2022 as follows:

	Paid	Distributable
	In	or Accumulated
	Capital	Earnings (Loss)
Large Capitalization Value	$174,405	$(174,405)
Large Capitalization Growth	(310,779)	310,779
Mid Capitalization	(8,647)	8,647
Small Capitalization	47,442	(47,442)
International Equity	—	—
Health & Biotechnology	(21,397)	21,397
Technology & Communications	(198,942)	198,942
Energy & Basic Materials	—	—
Financial Services	(3,454)	3,454
Investment Quality Bond	(55,687)	55,687
Municipal Bond	(12,122)	12,122
U.S. Government Money Market	—	—
Aggressive Balanced Allocation	—	—
Conservative Balanced Allocation	—	—
Moderate Balanced Allocation	—	—
Moderately Aggressive Balanced Allocation	—	—
Moderately Conservative Balanced Allocation	—	—

Net assets were unaffected by the above reclassifications.

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2022 (Continued)

As of each of the Portfolio’s tax year-ended August 31, 2022, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Large Capitalization Value	$307,361	$1,305,588	$(90,221)	$—	$—	$458,501	$1,981,229
Large Capitalization Growth	—	—	(157,024)	—	—	3,620,510	3,463,486
Mid Capitalization	—	196,082	(20,707)	—	—	1,764,274	1,939,649
Small Capitalization	—	538,104	(20,896)	—	—	454,466	971,674
International Equity	9,278	—	(108,504)	(2,542,872)	—	(391)	(2,642,489)
Health & Biotechnology	—	741,628	(102,482)	—	—	2,672,777	3,311,923
Technology & Communications	—	6,117,007	(381,842)	—	—	22,601,848	28,337,013
Energy & Basic Materials	45,515	—	—	(1,122,228)	—	259,668	(817,045)
Financial Services	—	2,266	(7,403)	—	—	414,590	409,453
Investment Quality Bond	—	—	(79,025)	(746)	—	(278,073)	(357,844)
Municipal Bond	—	—	(9,513)	(12,390)	—	(12,754)	(34,657)
U.S. Government Money Market	348	—	—	—	—	—	348
Aggressive Balanced Allocation	—	54,545	—	—	—	(30,098)	24,447
Conservative Balanced Allocation	—	112,880	—	—	—	(97,117)	15,763
Moderate Balanced Allocation	—	91,620	—	—	—	(40,830)	50,790
Moderately Aggressive Balanced Allocation	—	48,718	—	—	—	(21,361)	27,357
Moderately Conservative Balanced Allocation	—	39,504	—	—	—	(19,870)	19,634

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales, adjustments for real estate investment trusts and C-Corporations adjustments. The unrealized appreciation in the table above includes unrealized foreign currency gain/(loss) of $(1,557) for the International Equity Portfolio and $(20) for the Energy & Basic Materials Portfolio.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such late year losses as follows:

Late Year
Losses
Large Capitalization Value	$90,221
Large Capitalization Growth	157,024
Mid Capitalization	20,707
Small Capitalization	20,896
International Equity	—
Health & Biotechnology	102,482
Technology & Communications	381,842
Energy & Basic Materials	—
Financial Services	7,403
Investment Quality Bond	76,843
Municipal Bond	7,459
U.S. Government Money Market	—
Aggressive Balanced Allocation	—
Conservative Balanced Allocation	—
Moderate Balanced Allocation	—
Moderately Aggressive Balanced Allocation	—
Moderately Conservative Balanced Allocation	—

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2022 (Continued)

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such late year losses as follows:

Post October
Losses
Large Capitalization Value	$—
Large Capitalization Growth	—
Mid Capitalization	—
Small Capitalization	—
International Equity	108,504
Health & Biotechnology	—
Technology & Communications	—
Energy & Basic Materials	—
Financial Services	—
Investment Quality Bond	2,182
Municipal Bond	2,054
U.S. Government Money Market	—
Aggressive Balanced Allocation	—
Conservative Balanced Allocation	—
Moderate Balanced Allocation	—
Moderately Aggressive Balanced Allocation	—
Moderately Conservative Balanced Allocation	—

8.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

The performance of the Investment Quality Bond Portfolio will be directly affected by the performance of the Vanguard Ultra-Short-Term Bond Fund – Admiral Shares. The financial statements of the Vanguard Ultra-Short-Term Bond Fund – Admiral Shares, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2022, the percentage of net assets invested in the Vanguard Ultra-Short-Term Bond Fund – Admiral Class was 87.6%.

The performance of the Municipal Bond Portfolio will be directly affected by the performance of the JPMorgan Ultra-Short Municipal Fund - Class I. The financial statements of the JPMorgan Ultra-Short Municipal Fund - Class I, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2022, the percentage of net assets invested in the JPMorgan Ultra-Short Municipal Fund - Class I was 90.1%.

The performance of the Conservative Balanced Allocation Portfolio will be directly affected by the performance of the Vanguard Ultra-Short-Term Bond Fund – Admiral Class and Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class. The financial statements of the Vanguard Ultra-Short-Term Bond Fund and Dreyfus Institutional Preferred Government Money Market Fund, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2022, the percentage of net assets invested in the Vanguard Ultra-Short-Term Bond Fund and Dreyfus Institutional Preferred Government Money Market Fund was 31.8% and 25.8%, respectively.

The performance of the Moderately Conservative Balanced Allocation Portfolio will be directly affected by the performance of the Vanguard Ultra-Short-Term Bond Fund – Admiral Class. The financial statements of the Vanguard Ultra-Short- Term Bond Fund, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2022, the percentage of net assets invested in the Vanguard Ultra-Short-Term Bond Fund was 28.2%.

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2022 (Continued)

9.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of control of the Portfolio under Section 2(a)(9) of the 1940 Act. As of August 31, 2022, the below entities held more than 25% of the voting securities for each of the Funds listed.

		First
	Pershing,	National	Mid Atlantic Trust
	LLC *	Bank *	Company FBO *
Large Cap Value	—	40.27%	—
Large Cap Growth	—	28.29%	—
Mid Cap	—	43.03%	—
Small Cap	—	52.04%	—
International Equity	—	51.83%	—
Energy & Basic Materials	—	50.25%	—
Financial Services	—	51.75%	—
Investment Quality Bond	—	62.75%	—
U.S. Government Money Market	—	60.89%	—
Aggressive Balanced Allocation	—	62.70%	34.64%
Conservative Balanced Allocation	26.14%	43.82%	27.92%
Moderate Balanced Allocation Portfolio	28.48%	38.57%	—
Moderately Aggressive Balanced Allocation	—	58.08%	40.36%
Moderately Conservative Balanced Allocation	—	59.23%	31.53%

*	Comprised of multiple investors and accounts

10.	RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (’‘ASU 2020-04’’). The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any of applying this ASU.

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

In December 2020, the Securities and Exchange Commission (“SEC”) adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Large Capitalization Value Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$30.50	$21.26	$20.25	$21.87	$22.97
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.36)	(0.26)	(0.11)	(0.08)	0.01
Net realized and unrealized gain (loss)	0.37	9.50	1.12	(0.22)	0.69
Total from investment operations	0.01	9.24	1.01	(0.30)	0.70
Dividends and Distributions:
Distributions from realized gains	(6.29)	—	—	(1.32)	(0.78)
Distributions from return of capital	—	—	—	—	(1.02)
Total dividends and distributions	(6.29)	—	—	(1.32)	(1.80)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$24.22	$30.50	$21.26	$20.25	$21.87
Total Return*	(0.62)%	43.46%	4.99%	(0.58)%	3.20%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$315	$398	$290	$314	$498
Ratio of gross operating expenses to average net assets (2)	2.11%	1.71%	1.57%	1.54%	1.61%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.39)%	(0.97)%	(0.55)%	(0.37)%	0.03%
Portfolio Turnover Rate	117%	108%	82%	87%	100%

	Large Capitalization Growth Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$30.37	$25.68	$22.38	$29.54	$24.00
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.32)	(0.25)	(0.11)	(0.09)	(0.11)
Net realized and unrealized gain (loss)	(3.36)	7.38	7.08	(1.67)	7.20
Total from investment operations	(3.68)	7.13	6.97	(1.76)	7.09
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	(6.37)	(2.44)	(3.67)	(5.40)	(1.55)
Distributions from return of capital	(0.45)	—	—	—	—
Total dividends and distributions	(6.82)	(2.44)	(3.67)	(5.40)	(1.55)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$19.87	$30.37	$25.68	$22.38	$29.54
Total Return*	(16.80)%	30.64%	35.40%	(4.75)%	30.78%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$1,087	$1,397	$1,239	$1,027	$1,783
Ratio of gross operating expenses to average net assets (3)	2.06%	1.76%	1.52%	1.46%	1.54%
Ratio of net investment loss after expense reimbursement/recoupment to average net assets	(1.38)%	(0.97)%	(0.51)%	(0.40)%	(0.41)%
Portfolio Turnover Rate	60%	65%	74%	90%	74%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Value Portfolio:

2.11%	1.71%	1.57%	1.54%	1.61%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Growth Portfolio:

2.06%	1.76%	1.52%	1.46%	1.54%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Mid Capitalization Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$13.14	$10.30	$10.39	$12.12	$11.66
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.08)	(0.07)	(0.01)	0.02	(0.01)
Net realized and unrealized gain (loss)	(1.08)	3.98	(0.08)	(0.59)	1.43
Total from investment operations	(1.16)	3.91	(0.09)	(0.57)	1.42
Dividends and Distributions:
Dividends from net investment income	—	—	— **	(0.01)	(0.01)
Distributions from realized gains	(1.87)	(1.07)	—	(1.15)	(0.95)
Total dividends and distributions	(1.87)	(1.07)	—	(1.16)	(0.96)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$10.11	$13.14	$10.30	$10.39	$12.12
Total Return*	(10.28)%	40.11%	(0.85)%	(3.49)%	12.76%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,355	$1,711	$1,301	$1,454	$2,250
Ratio of gross operating expenses to average net assets (2)	2.42%	2.06%	1.86%	1.71%	1.85%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.73)%	(0.60)%	(0.12)%	0.27%	(0.06)%
Portfolio Turnover Rate	43%	55%	53%	49%	39%

	Small Capitalization Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$8.53	$5.83	$5.35	$7.49	$6.18
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.07)	(0.08)	(0.04)	(0.02)	(0.04)
Net realized and unrealized gain (loss)	(0.40)	2.78	0.52	(1.21)	1.35
Total from investment operations	(0.47)	2.70	0.48	(1.23)	1.31
Dividends and Distributions:
Distributions from realized gains	(1.99)	—	—	(0.91)	—
Total dividends and distributions	(1.99)	—	—	(0.91)	—
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$6.07	$8.53	$5.83	$5.35	$7.49
Total Return*	(8.58)%	46.31%	8.97%	(15.76)%	21.20%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$55	$71	$52	$55	$50
Ratio of gross operating expenses to average net assets (3)	2.47%	2.11%	2.08%	1.88%	1.94%
Ratio of net investment loss after expense reimbursement/recoupment to average net assets	(1.07)%	(1.02)%	(0.83)%	(0.54)%	(0.60)%
Portfolio Turnover Rate	104%	103%	101%	90%	115%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Mid Capitalization Portfolio:

2.42%	2.06%	1.86%	1.71%	1.85%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Small Cap Portfolio:

2.47%	2.11%	2.08%	1.88%	1.94%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	International Equity Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2022	2021	2020	2019		2018
Net Asset Value, Beginning of Year	$12.15	$8.90	$8.91	$10.22		10.54
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.01)	0.02	0.06	0.16		(0.06)
Net realized and unrealized gain (loss)	(3.03)	3.28	0.09	(1.43)		(0.26)
Total from investment operations	(3.04)	3.30	0.15	(1.27)		(0.32)
Dividends and Distributions:
Dividends from net investment income	—	(0.05)	(0.16)	(0.04)		—
Total dividends and distributions	—	(0.05)	(0.16)	(0.04)		—
Redemption Fees	—	—	—	—		—
Net Asset Value, End of Year	$9.11	$12.15	$8.90	$8.91		$10.22
Total Return*	(25.02)%	37.26%	1.44%	(12.38	)% #	(3.04)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$36	$106	$252	$361		$349
Ratio of gross operating expenses to average net assets (2)	3.78%	2.78%	2.05%	2.02%		2.69%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.13)%	0.19%	0.71%	1.74%		(0.59)%
Portfolio Turnover Rate	47%	59%	52%	95%		130%

	Health & Biotechnology Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2022	2021	2020	2019		2018
Net Asset Value, Beginning of Year	$21.69	$20.31	$18.82	$25.04		$27.29
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.30)	(0.22)	(0.07)	(0.09)		(0.15)
Net realized and unrealized gain (loss)	(1.25)	4.18	2.47	(2.07)		2.13
Total from investment operations	(1.55)	3.96	2.40	(2.16)		1.98
Dividends and Distributions:
Distributions from realized gains	(0.79)	(2.58)	(0.91)	(4.06)		(4.23)
Total dividends and distributions	(0.79)	(2.58)	(0.91)	(4.06)		(4.23)
Redemption Fees	—	—	—	—		—
Net Asset Value, End of Year	$19.35	$21.69	$20.31	$18.82		$25.04
Total Return*	(7.28)%	21.93%	12.76%	(9.51)%		8.43%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$4,821	$5,473	$5,294	$5,394		$5,866
Ratio of gross operating expenses to average net assets (3)	2.90%	2.54%	2.31%	2.22%		2.30%
Ratio of net investment loss after expense reimbursement/recoupment to average net assets	(1.46)%	(1.08)%	(0.36)%	(0.42)%		(0.60)%
Portfolio Turnover Rate	23%	19%	21%	13%		13%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the International Equity Portfolio:

3.30%	2.63%	1.65%	1.65%	2.47%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Health & Biotechnology Portfolio:

2.90%	2.54%	2.31%	2.22%	2.30%

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Technology & Communications Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$30.39	$28.24	$21.86	$22.57	$18.97
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.35)	(0.44)	(0.19)	(0.06)	(0.18)
Net realized and unrealized gain (loss)	(6.75)	6.23	7.54	0.23	5.37
Total from investment operations	(7.10)	5.79	7.35	0.17	5.19
Dividends and Distributions:
Distributions from realized gains	(3.64)	(3.64)	(0.97)	(0.88)	(1.59)
Total dividends and distributions	(3.64)	(3.64)	(0.97)	(0.88)	(1.59)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$19.65	$30.39	$28.24	$21.86	$22.57
Total Return*	(26.36)%	23.38%	34.74%	1.29%	28.88%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$13,789	$20,175	$19,042	$17,113	$17,671
Ratio of gross operating expenses to average net assets (2)	2.53%	2.39%	2.08%	2.08%	2.15%
Ratio of net investment loss after expense reimbursement/recoupment to average net assets	(1.45)%	(1.60)%	(0.83)%	(0.31)%	(0.91)%
Portfolio Turnover Rate	3%	10%	10%	2%	1%

	Energy & Basic Materials Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$9.77	$7.48	$9.21	$13.21	$11.16
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.33	0.09	0.06	—	(0.12)
Net realized and unrealized gain (loss)	1.28	2.31	(1.79)	(4.00)	2.17
Total from investment operations	1.61	2.40	(1.73)	(4.00)	2.05
Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.11)	—	—	—
Total dividends and distributions	(0.08)	(0.11)	—	—	—
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$11.30	$9.77	$7.48	$9.21	$13.21
Total Return*	16.54%	32.30%	(18.78)%	(30.28)%	18.37%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$237	$99	$104	$281	$460
Ratio of gross operating expenses to average net assets (3)	3.30%	4.43%	3.97%	3.46%	3.93%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	2.89%	0.97%	0.73%	(0.02)%	(0.95)%
Portfolio Turnover Rate	43%	81%	63%	45%	61%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Technology & Communications Portfolio:

2.53%	2.39%	2.08%	2.08%	2.15%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Energy & Basic Materials Portfolio:

3.30%	3.40%	3.40%	3.40%	3.40%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Financial Services Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$10.59	$7.19	$8.18	$11.22	$9.91
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.08)	(0.07)	(0.08)	(0.10)	(0.19)
Net realized and unrealized gain (loss)	(1.43)	3.81	(0.70)	(1.26)	1.50
Total from investment operations	(1.51)	3.74	(0.78)	(1.36)	1.31
Dividends and Distributions:
Distributions from realized gains	(0.51)	(0.34)	(0.21)	(1.68)	—
Total dividends and distributions	(0.51)	(0.34)	(0.21)	(1.68)	—
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$8.57	$10.59	$7.19	$8.18	$11.22
Total Return*	(15.00)%	53.66%	(9.99)%	(11.21)%	13.22%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$204	$251	$123	$96	$113
Ratio of gross operating expenses to average net assets (2)	3.68%	3.81%	3.96%	3.82%	3.83%
Ratio of net investment loss after expense reimbursement/recoupment to average net assets	(0.82)%	(0.76)%	(1.04)%	(1.12)%	(1.68)%
Portfolio Turnover Rate	39%	59%	71%	67%	52%

	Investment Quality Bond Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$9.62	$9.76	$9.54	$9.30	$9.58
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.14)	(0.08)	0.03	0.08	0.07
Net realized and unrealized gain (loss)	(0.21)	(0.04)	0.23	0.25	(0.21)
Total from investment operations	(0.35)	(0.12)	0.26	0.33	(0.14)
Dividends and Distributions:
Dividends from net investment income	—	(0.02)	(0.04)	(0.09)	(0.07)
Distributions from realized gains	(0.12)	—	—	—	(0.07)
Total dividends and distributions	(0.12)	(0.02)	(0.04)	(0.09)	(0.14)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$9.15	$9.62	$9.76	$9.54	$9.30
Total Return*	(3.62)%	(1.27)%	2.77%	3.63%	(1.52)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$151	$171	$142	$143	$80
Ratio of gross operating expenses to average net assets (3),(4)	2.31%	1.81%	1.78%	1.60%	1.94%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets (4)	(1.51)%	(0.77)%	0.31%	0.83%	0.70%
Portfolio Turnover Rate	1%	62%	23%	11%	112%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Financial Services Portfolio:

3.40%	3.40%	3.40%	3.40%	3.40%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Investment Quality Bond Portfolio:

2.30%	1.81%	1.78%	1.60%	1.39%

(4)	Does not include the expenses of funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Municipal Bond Portfolio - Class A Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Year	$8.91		$8.99		$8.93		$8.90		$9.22
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.16)		(0.09)		0.00		0.04		0.03
Net realized and unrealized gain (loss)	(0.16)		0.02		0.07		—		(0.30)
Total from investment operations	(0.32)		(0.07)		0.07		0.04		(0.27)
Dividends and Distributions:
Dividends from net investment income	—		—		(0.01)		(0.01)		(0.05)
Return of Capital	—		(0.01)		—		—		—
Total dividends and distributions	—		(0.01)		(0.01)		(0.01)		(0.05)
Net Asset Value, End of Year	$8.59		$8.91		$8.99		$8.93		$8.90
Total Return*	(3.59	)% #	(0.81	)% #	0.77	% #	0.44	% #	(2.93)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$65		$78		$78		$75		$1
Ratio of gross operating expenses to average net assets (2),(4)	2.92%		3.14%		3.15%		2.96%		4.30%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets (4)	(1.83)%		(0.99)%		0.00%		0.49%		0.32%
Portfolio Turnover Rate	0%		82%		22%		2%		104%

	U.S. Government Money Market Portfolio - Class A Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (1)	0.00	**	0.00	**	0.00	**	0.01		0.00	**
Net realized and unrealized gain (loss)	—		—		—		—		—
Total from investment operations	0.00	**	0.00	**	0.00	**	0.01		0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.00	) **	(0.00	) **	(0.01)		(0.00	) **
Distributions from realized gains	—		—		—		—		—
Total dividends and distributions	(0.00	) **	(0.00	) **	(0.00	) **	(0.01)		(0.00	) **
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return*	0.01%		0.02%		0.01	% #	0.70%		0.29%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$139		$409		$390		$326		$460
Ratio of gross operating expenses to average net assets (3),(4)	1.36%		1.07%		1.58%		1.64%		1.56%
Ratio of net investment income after expense reimbursement/recoupment to average net assets (4)	0.01%		0.01%		0.11%		0.70%		0.29%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Municipal Bond Portfolio:

2.30%	1.64%	1.54%	1.21%	1.53%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the U.S. Government Money Market Portfolio:

0.32%	0.02%	0.67%	1.63%	1.16%

(4)	Does not include the expenses of funds in which the Fund invests.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Aggressive Balanced Allocation Portfolio - Class A Shares

							For the Period
							December 29,
	Year Ended	Year Ended		Year Ended	Year Ended		2017 (1) to
	August 31,	August 31,		August 31,	August 31,		August 31,
	2022	2021		2020	2019		2018
Net Asset Value, Beginning of Year/Period	$12.48	$10.39		$9.92	$10.43		$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	(0.06)	(0.04)		0.23	(0.27)		0.04
Net realized and unrealized gain (loss)	(0.96)	2.33		0.60	0.04		0.39
Total from investment operations	(1.02)	2.29		0.83	(0.23)		0.43
Dividends and Distributions:
Dividends from net investment income	(0.37)	(0.12)		(0.25)	(0.27)		—
Distributions from realized gains	(0.75)	(0.08)		(0.11)	(0.01)		—
Total dividends and distributions	(1.12)	(0.20)		(0.36)	(0.28)		—
Net Asset Value, End of Year/Period	$10.34	$12.48		$10.39	$9.92		$10.43
Total Return*	(9.07)%	22.33	% #	8.44%	(2.01)%		4.30%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$0 ^	$5		$5	$4		$0	^
Ratio of gross operating expenses to average net assets (4)	2.73%	2.73%		2.26%	3.03%		3.40	% (3)
Ratio of net operating expenses to average net assets (4)	1.24%	1.18%		1.04%	1.04%		0.60	% (3)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets (4)	(0.46)%	(0.35)%		2.31%	(2.70)%		0.58	% (3)
Portfolio Turnover Rate	2%	54%		3%	56%		8	% (5)

	Conservative Balanced Allocation Portfolio - Class A Shares

							For the Period
							December 29,
	Year Ended	Year Ended		Year Ended	Year Ended		2017 (1) to
	August 31,	August 31,		August 31,	August 31,		August 31,
	2022	2021		2020	2019		2018
Net Asset Value, Beginning of Year/Period	$11.98	$10.56		$10.19	$10.33		$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.27	(0.05)		0.19	0.19		0.04
Net realized and unrealized gain (loss)	(1.01)	1.49		0.52	(0.14)		0.29
Total from investment operations	(0.74)	1.44		0.71	0.05		0.33
Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.02)		(0.21)	(0.19)		—
Distributions from realized gains	(0.59)	—		(0.10)	(0.00	) **	—
Distributions from return of capital	—	—		(0.03)	—		—
Total dividends and distributions	(0.85)	(0.02)		(0.34)	(0.19)		—
Net Asset Value, End of Year/Period	$10.39	$11.98		$10.56	$10.19		$10.33
Total Return*	(6.64)%	13.70%		7.10%	0.68%		3.30%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$36	$38		$34	$31		$0	^
Ratio of gross operating expenses to average net assets (4)	2.26%	2.19%		1.85%	2.00%		2.97	% (3)
Ratio of net operating expenses to average net assets (4)	1.24%	1.18%		1.04%	0.98%		0.72	% (3)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets (4)	2.47%	(0.45)%		1.91%	1.90%		0.62	% (3)
Portfolio Turnover Rate	11%	71%		12%	31%		4	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of funds in which the Fund invests.

(5)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

^	Net assets at end of period less than $1,000.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Moderate Balanced Allocation Portfolio - Class A Shares

							For the Period
							December 29,
	Year Ended	Year Ended		Year Ended	Year Ended		2017 (1) to
	August 31,	August 31,		August 31,	August 31,		August 31,
	2022	2021		2020	2019		2018
Net Asset Value, Beginning of Year/Period	$12.53	$10.67		$10.15	$10.43		$10.00
Income from Investment Operations:
Net investment income (loss) (2)	0.39	(0.08)		0.31	0.34		0.04
Net realized and unrealized gain (loss)	(1.27)	2.06		0.55	(0.34)		0.39
Total from investment operations	(0.88)	1.98		0.86	0.00		0.43
Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.05)		(0.23)	(0.28)		—
Distributions from realized gains	(0.61)	(0.07)		(0.11)	(0.00	) **	—
Total dividends and distributions	(0.93)	(0.12)		(0.34)	(0.28)		—
Net Asset Value, End of Year/Period	$10.72	$12.53		$10.67	$10.15		$10.43
Total Return*	(7.59)%	18.77	% #	8.68%	0.31%		4.30%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$16	$53		$34	$0	^	$0	^
Ratio of gross operating expenses to average net assets (4)	2.48%	2.39%		1.95%	1.81%		3.11	% (3)
Ratio of net operating expenses to average net assets (4)	1.24%	1.18%		1.04%	1.04%		0.61	% (3)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets (4)	3.35%	(0.67)%		3.03%	3.38%		0.58	% (3)
Portfolio Turnover Rate	2%	52%		8%	35%		7	% (5)

	Moderately Aggressive Balanced Allocation Portfolio - Class A Shares

							For the Period
							December 29,
	Year Ended	Year Ended		Year Ended	Year Ended		2017 (1) to
	August 31,	August 31,		August 31,	August 31,		August 31,
	2022	2021		2020	2019		2018
Net Asset Value, Beginning of Year/Period	$12.24	$10.46		$9.93	$10.35		$10.00
Income from Investment Operations:
Net investment income (loss) (2)	0.36	0.42		(0.05)	0.27		(0.02)
Net realized and unrealized gain (loss)	(1.11)	1.52		0.84	(0.42)		0.37
Total from investment operations	(0.75)	1.94		0.79	(0.15)		0.35
Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.06)		(0.25)	(0.27)		—
Distributions from realized gains	(0.59)	(0.10)		(0.01)	—		—
Total dividends and distributions	(0.95)	(0.16)		(0.26)	(0.27)		—
Net Asset Value, End of Year/Period	$10.54	$12.24		$10.46	$9.93		$10.35
Total Return *	(8.09)%	18.71	% #	7.93%	(1.18)%		3.50%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$63	$0	^	$15	$0	^	$0	^
Ratio of gross operating expenses to average net assets (4)	2.47%	2.49%		2.40%	1.63%		3.36	% (3)
Ratio of net operating expenses to average net assets (4)	1.24%	1.11%		1.04%	1.04%		0.57	% (3)
Ratio of net investment income (loss) after expenses reimbursement/recoupment to average net assets (4)	3.25%	3.82%		(0.49)%	2.81%		(0.28	)% (3)
Portfolio Turnover Rate	0%	48%		8%	69%		0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of funds in which the Fund invests.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

^	Net assets at end of period less than $1,000.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Moderately Conservative Balanced Allocation Portfolio - Class A Shares

						For the Period
						December 29,
	Year Ended	Year Ended		Year Ended	Year Ended	2017 (1) to
	August 31,	August 31,		August 31,	August 31,	August 31,
	2022	2021		2020	2019	2018
Net Asset Value, Beginning of Year/Period	$13.00	$10.36		$9.94	$10.25	$10.00
Income from Investment Operations:
Net investment income (loss) (2)	0.28	(0.03)		0.19	0.29	0.02
Net realized and unrealized gain (loss)	(2.07)	2.82		0.58	(0.34)	0.23
Total from investment operations	(1.79)	2.79		0.77	(0.05)	0.25
Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.01)		(0.26)	(0.26)	—
Distributions from realized gains	(0.94)	(0.14)		(0.09)	—	—
Total dividends and distributions	(1.26)	(0.15)		(0.35)	(0.26)	—
Net Asset Value, End of Year/Period	$9.95	$13.00		$10.36	$9.94	$10.25
Total Return *	(7.19)%	27.25	% #	7.85%	(0.19)%	2.50%
Ratios and Supplemental Data:
Net assets, end of year/period (000s) ^	$0	$0		$0	$0	$0
Ratio of gross operating expenses to average net assets (4)	2.55%	2.49%		2.10%	2.54%	2.70	% (3)
Ratio of net operating expenses to average net assets (4)	1.24%	1.17%		1.04%	1.04%	0.68	% (3)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets (4)	2.63%	(0.26)%		1.93%	2.95%	0.23	% (3)
Portfolio Turnover Rate	10%	74%		11%	57%	0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of funds in which the Fund invests.

(5)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Net assets at end of period less than $1,000.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Large Capitalization Value Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$25.16	$17.64	$16.91	$18.61	$19.93
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.40)	(0.33)	(0.20)	(0.17)	(0.10)
Net realized and unrealized gain (loss)	0.32	7.85	0.93	(0.21)	0.58
Total from investment operations	(0.08)	7.52	0.73	(0.38)	0.48
Dividends and Distributions:
Distributions from realized gains	(6.29)	—	—	(1.32)	(0.78)
Distributions from return of capital	—	—	—	—	(1.02)
Total dividends and distributions	(6.29)	—	—	(1.32)	(1.80)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$18.79	$25.16	$17.64	$16.91	$18.61
Total Return*	(1.22)%	42.63%	4.32%	(1.15)%	2.54%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$120	$125	$113	$245	$650
Ratio of gross operating expenses to average net assets (2)	2.67%	2.30%	2.17%	2.14%	2.22%
Ratio of net investment loss after expense reimbursement/recoupment to average net assets	(1.93)%	(1.51)%	(1.16)%	(1.03)%	(0.54)%
Portfolio Turnover Rate	117%	108%	82%	87%	100%

	Large Capitalization Growth Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$18.60	$16.76	$15.88	$22.83	$18.98
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.25)	(0.26)	(0.16)	(0.17)	(0.20)
Net realized and unrealized gain (loss)	(1.52)	4.54	4.71	(1.38)	5.60
Total from investment operations	(1.77)	4.28	4.55	(1.55)	5.40
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	(6.37)	(2.44)	(3.67)	(5.40)	(1.55)
Distributions from return of capital	(0.45)	—	—	—	—
Total dividends and distributions	(6.82)	(2.44)	(3.67)	(5.40)	(1.55)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$10.01	$18.60	$16.76	$15.88	$22.83
Total Return*	(17.28)%	29.86%	34.52%	(5.32)%	29.98%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$1,919	$2,854	$2,676	$3,258	$9,960
Ratio of gross operating expenses to average net assets (3)	2.68%	2.37%	2.13%	2.06%	2.14%
Ratio of net investment loss after expense reimbursement/recoupment to average net assets	(2.00)%	(1.57)%	(1.12)%	(0.98)%	(1.00)%
Portfolio Turnover Rate	60%	65%	74%	90%	74%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Value Portfolio:

2.67%	2.30%	2.17%	2.14%	2.22%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Growth Portfolio:

2.68%	2.37%	2.13%	2.06%	2.14%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Mid Capitalization Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$10.32	$8.34	$8.45	$10.15	$9.96
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.12)	(0.11)	(0.06)	(0.03)	(0.06)
Net realized and unrealized gain (loss)	(0.80)	3.16	(0.05)	(0.52)	1.20
Total from investment operations	(0.92)	3.05	(0.11)	(0.55)	1.14
Dividends and Distributions:
Distributions from realized gains	(1.87)	(1.07)	—	(1.15)	(0.95)
Total dividends and distributions	(1.87)	(1.07)	—	(1.15)	(0.95)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$7.53	$10.32	$8.34	$8.45	$10.15
Total Return*	(10.84)%	39.15%	(1.30)%	(4.10)%	12.06%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$122	$178	$141	$246	$672
Ratio of gross operating expenses to average net assets (2)	3.02%	2.64%	2.46%	2.32%	2.47%
Ratio of net investment loss after expense reimbursement/recoupment to average net assets	(1.35)%	(1.19)%	(0.74)%	(0.34)%	(0.64)%
Portfolio Turnover Rate	43%	55%	53%	49%	39%

	Small Capitalization Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$3.59	$2.47	$2.28	$3.86	$3.20
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.03)	(0.06)	(0.03)	(0.02)	(0.04)
Net realized and unrealized gain (loss)	(0.02)	1.18	0.22	(0.65)	0.70
Total from investment operations	(0.05)	1.12	0.19	(0.67)	0.66
Dividends and Distributions:
Distributions from realized gains	(1.99)	—	—	(0.91)	—
Total dividends and distributions	(1.99)	—	—	(0.91)	—
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$1.55	$3.59	$2.47	$2.28	$3.86
Total Return*	(8.75)%	45.34%	8.33%	(16.13)%	20.62%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$4	$3	$1	$41	$242
Ratio of gross operating expenses to average net assets (3)	3.05%	2.84%	2.67%	2.43%	2.54%
Ratio of net investment loss after expense reimbursement/recoupment to average net assets	(1.58)%	(1.69)%	(1.43)%	(1.03)%	(1.20)%
Portfolio Turnover Rate	104%	103%	101%	90%	115%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Mid Capitalization Portfolio:

3.02%	2.64%	2.46%	2.32%	2.47%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Small Cap Portfolio:

3.05%	2.84%	2.67%	2.43%	2.54%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	International Equity Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	August 31,	August 31,	August 31,		August 31,		August 31,
	2022	2021	2020		2019		2018
Net Asset Value, Beginning of Year	$10.98	$8.04	$7.97		$9.14		$9.49
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.04)	(0.03)	0.01		0.09		(0.03)
Net realized and unrealized gain (loss)	(2.76)	2.97	0.06		(1.26)		(0.32)
Total from investment operations	(2.80)	2.94	0.07		(1.17)		(0.35)
Dividends and Distributions:
Dividends from net investment income	(0.03)	—	—		—		—
Total dividends and distributions	(0.03)	—	—		—		—
Redemption Fees	—	—	—		—		—
Net Asset Value, End of Year	$8.15	$10.98	$8.04		$7.97		$9.14
Total Return*	(25.55)%	36.57%	0.63	% #	(12.80	)% #	(3.69)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$8	$9	$1		$9		$120
Ratio of gross operating expenses to average net assets (2)	4.18%	3.96%	2.69%		2.58%		3.30%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.39)%	(0.31)%	0.15%		1.13%		(0.27)%
Portfolio Turnover Rate	47%	59%	52%		95%		130%

	Health & Biotechnology Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	August 31,	August 31,	August 31,		August 31,		August 31,
	2022	2021	2020		2019		2018
Net Asset Value, Beginning of Year	$15.95	$15.68	$14.79		$20.70		$23.40
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.30)	(0.25)	(0.15)		(0.17)		(0.25)
Net realized and unrealized gain (loss)	(0.92)	3.10	1.95		(1.68)		1.78
Total from investment operations	(1.22)	2.85	1.80		(1.85)		1.53
Dividends and Distributions:
Distributions from realized gains	(0.79)	(2.58)	(0.91)		(4.06)		(4.23)
Total dividends and distributions	(0.79)	(2.58)	(0.91)		(4.06)		(4.23)
Redemption Fees	—	—	—		—		—
Net Asset Value, End of Year	$13.94	$15.95	$15.68		$14.79		$20.70
Total Return*	(7.85)%	21.24%	12.16%		(10.03)%		7.78%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$632	$722	$743		$744		$2,186
Ratio of gross operating expenses to average net assets (3)	3.50%	3.13%	2.91%		2.83%		2.90%
Ratio of net investment loss after expense reimbursement/recoupment to average net assets	(2.06)%	(1.67)%	(0.96)%		(1.02)%		(1.20)%
Portfolio Turnover Rate	23%	19%	21%		32%		13%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the International Equity Portfolio:

3.90%	3.65%	2.25%	2.25%	2.95%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Health & Biotechnology Portfolio:

3.50%	3.13%	2.91%	2.83%	2.90%

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Technology & Communications Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$22.78	$22.19	$17.47	$18.34	$15.78
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.37)	(0.46)	(0.26)	(0.15)	(0.25)
Net realized and unrealized gain (loss)	(4.80)	4.69	5.95	0.16	4.40
Total from investment operations	(5.17)	4.23	5.69	0.01	4.15
Dividends and Distributions:
Distributions from realized gains	(3.64)	(3.64)	(0.97)	(0.88)	(1.59)
Total dividends and distributions	(3.64)	(3.64)	(0.97)	(0.88)	(1.59)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$13.97	$22.78	$22.19	$17.47	$18.34
Total Return*	(26.74)%	22.63%	33.93%	0.68%	28.07%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$3,887	$9,708	$9,994	$8,280	$10,996
Ratio of gross operating expenses to average net assets (2)	3.27%	2.97%	2.68%	2.68%	2.75%
Ratio of net investment loss after expense reimbursement/recoupment to average net assets	(2.10)%	(2.18)%	(1.43)%	(0.88)%	(1.50)%
Portfolio Turnover Rate	3%	10%	10%	2%	1%

	Energy & Basic Materials Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$8.03	$6.17	$7.64	$10.86	$9.23
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.16	0.03	0.03	(0.04)	(0.17)
Net realized and unrealized gain (loss)	1.09	1.91	(1.50)	(3.18)	1.80
Total from investment operations	1.25	1.94	(1.47)	(3.22)	1.63
Dividends and Distributions:
Dividends from net investment income	(0.04)	(0.08)	—	—	—
Total dividends and distributions	(0.04)	(0.08)	—	—	—
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$9.24	$8.03	$6.17	$7.64	$10.86
Total Return*	15.66%	31.63%	(19.24)%	(29.65)%	17.66%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$7	$6	$5	$8	$56
Ratio of gross operating expenses to average net assets (3)	4.23%	5.06%	4.66%	4.14%	4.54%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	1.74%	0.41%	0.41%	(0.41)%	(1.58)%
Portfolio Turnover Rate	43%	81%	63%	45%	61%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Technology & Communications Portfolio:

3.27%	2.97%	2.68%	2.68%	2.75%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Energy & Basic Materials Portfolio:

4.00%	4.00%	4.00%	4.00%	4.00%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Financial Services Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$8.96	$6.05	$6.95	$9.89	$8.78
Income (Loss) from Investment Operations:
Net investment loss (1)	0.19	(0.03)	(0.15)	(0.14)	(0.22)
Net realized and unrealized gain (loss)	(1.23)	3.28	(0.54)	(1.12)	1.33
Total from investment operations	(1.04)	3.25	(0.69)	(1.26)	1.11
Dividends and Distributions:
Distributions from realized gains	(0.51)	(0.34)	(0.21)	(1.68)	—
Total dividends and distributions	(0.51)	(0.34)	(0.21)	(1.68)	—
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$7.41	$8.96	$6.05	$6.95	$9.89
Total Return*	(12.37)%	55.79%	(10.47)%	(11.79)%	12.64	% +
Ratios and Supplemental Data:
Net assets, end of year (000s)	$0	$0	$0	$7	$68
Ratio of gross operating expenses to average net assets (2)	4.28%	3.42%	4.21%	4.35%	4.42%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	2.34%	(0.37)%	(2.04)%	(1.75)%	(2.28)%
Portfolio Turnover Rate	39%	59%	71%	67%	52%

	Investment Quality Bond Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$9.55	$9.74	$9.55	$9.32	$9.58
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.19)	(0.12)	(0.02)	0.01	0.05
Net realized and unrealized gain (loss)	(0.22)	(0.06)	0.23	0.27	(0.20)
Total from investment operations	(0.41)	(0.18)	0.21	0.28	(0.15)
Dividends and Distributions:
Dividends from net investment income	—	(0.01)	(0.02)	(0.05)	(0.04)
Distributions from realized gains	(0.12)	—	—	—	(0.07)
Total dividends and distributions	(0.12)	(0.01)	(0.02)	(0.05)	(0.11)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$9.02	$9.55	$9.74	$9.55	$9.32
Total Return*	(4.28)%	(1.83)%	2.17%	3.04%	(1.56)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$35	$37	$39	$103	$365
Ratio of gross operating expenses to average net assets (3),(4)	2.91%	2.39%	2.39%	2.32%	2.54%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets (4)	(2.11)%	(1.27)%	(0.24)%	0.15%	0.54%
Portfolio Turnover Rate	1%	62%	23%	11%	112%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Financial Services Portfolio:

4.00%	3.00%	4.00%	4.00%	4.00%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Investment Quality Bond Portfolio:

2.90%	2.39%	2.39%	2.32%	1.56%

(4)	Does not include the expenses of funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

+	Includes a reimbursement from the Advisor for a trading error without this transaction the total return would have been 16.06%.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Municipal Bond Portfolio - Class C Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Year	$8.97		$9.08		$9.01		$8.95		$9.26
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.22)		(0.12)		0.00	**	0.00	**	0.00	**
Net realized and unrealized gain (loss)	(0.15)		0.02		0.08		0.07		(0.29)
Total from investment operations	(0.37)		(0.10)		0.08		0.07		(0.29)
Dividends and Distributions:
Dividends from net investment income	—		—		(0.01)		(0.01)		(0.02)
Return of Capital	—		(0.01)		—		—		—
Total dividends and distributions	—		(0.01)		(0.01)		(0.01)		(0.02)
Net Asset Value, End of Year	$8.60		$8.97		$9.08		$9.01		$8.95
Total Return*	(4.12	)% #	(1.14	)% #	0.88	% #	0.77	% #	(3.16	)% #
Ratios and Supplemental Data:
Net assets, end of year (000s)	$22		$35		$35		$70		$206
Ratio of gross operating expenses to average net assets (2),(4)	3.68%		3.74%		3.72%		4.01%		4.80%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets (4)	(2.47)%		(1.30)%		0.00%		0.04%		0.02%
Portfolio Turnover Rate	0%		82%		22%		2%		104%

	U.S. Government Money Market Portfolio - Class C Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (1)	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**
Net realized and unrealized gain (loss)	—		—		—		—		—
Total from investment operations	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Distributions from realized gains	—		—		—		—		—
Total dividends and distributions	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return*	0.01%		0.02%		0.00	% #	0.16%		0.29%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$94		$105		$98		$165		$507
Ratio of gross operating expenses to average net assets (3),(4)	1.92%		1.07%		2.18%		2.21%		2.16%
Ratio of net investment income after expense reimbursement/recoupment to average net assets (4)	0.02%		0.00%		(0.77)%		0.18%		0.28%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Municipal Bond Portfolio:

2.90%	1.94%	1.55%	1.95%	1.73%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the U.S. Government Money Market Portfolio:

0.46%	0.02%	1.68%	2.15%	1.16%

(4)	Does not include the expenses of funds in which the Fund invests.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Aggressive Balanced Allocation Portfolio - Class C Shares

							For the Period
							December 29,
	Year Ended	Year Ended		Year Ended	Year Ended		2017 (1) to
	August 31,	August 31,		August 31,	August 31,		August 31,
	2022	2021		2020	2019		2018
Net Asset Value, Beginning of Year/Period	$12.43	$10.34		$9.92	$10.43		$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.22	0.32		0.07	(0.44)		(0.02)
Net realized and unrealized gain (loss)	(1.36)	1.88		0.69	0.21		0.45
Total from investment operations	(1.14)	2.20		0.76	(0.23)		0.43
Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.03)		(0.23)	(0.27)		—
Distributions from realized gains	(0.75)	(0.08)		(0.11)	(0.01)		—
Total dividends and distributions	(0.99)	(0.11)		(0.34)	(0.28)		—
Net Asset Value, End of Year/Period	$10.30	$12.43		$10.34	$9.92		$10.43
Total Return*	(9.93)%	21.37	% #	7.64%	(2.01)%		4.30%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$152	$182		$184	$116		$0	^
Ratio of gross operating expenses to average net assets (4)	3.25%	3.35%		3.01%	2.54%		3.99	% (3)
Ratio of net operating expenses to average net assets (4)	1.99%	1.92%		1.79%	1.79%		1.35	% (3)
Ratio of net investment gain (loss) after expense reimbursement/recoupment to average net assets (4)	1.93%	2.85%		0.76%	(4.31)%		(0.31	)% (3)
Portfolio Turnover Rate	2%	54%		3%	56%		8	% (5)

	Conservative Balanced Allocation Portfolio - Class C Shares

							For the Period
							December 29,
	Year Ended	Year Ended		Year Ended	Year Ended		2017 (1) to
	August 31,	August 31,		August 31,	August 31,		August 31,
	2022	2021		2020	2019		2018
Net Asset Value, Beginning of Year/Period	$11.85	$10.51		$10.18	$10.33		$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.19	(0.14)		0.14	(0.27)		(0.03)
Net realized and unrealized gain (loss)	(1.00)	1.48		0.51	0.31		0.36
Total from investment operations	(0.81)	1.34		0.65	0.04		0.33
Dividends and Distributions:
Dividends from net investment income	(0.18)	—		(0.19)	(0.19)		—
Distributions from realized gains	(0.59)	—		(0.10)	(0.00	) **	—
Distributions from return of capital	—	—		(0.03)	(0.00)		—
Total dividends and distributions	(0.77)	—		(0.32)	(0.19)		—
Net Asset Value, End of Year/Period	$10.27	$11.85		$10.51	$10.18		$10.33
Total Return*	(7.34)%	12.75%		6.45%	0.58%		3.30%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$626	$675		$594	$712		$0	^
Ratio of gross operating expenses to average net assets (4)	3.01%	2.94%		2.60%	2.38%		3.71	% (3)
Ratio of net operating expenses to average net assets (4)	1.99%	1.93%		1.79%	1.79%		1.47	% (3)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets (4)	1.72%	(1.22)%		1.39%	(2.60)%		(0.43	)% (3)
Portfolio Turnover Rate	11%	71%		12%	31%		4	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of funds in which the Fund invests.

(5)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

^	Net assets at end of period less than $1,000.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Moderate Balanced Allocation Portfolio - Class C Shares

						For the Period
						December 29,
	Year Ended	Year Ended	Year Ended	Year Ended		2017 (1) to
	August 31,	August 31,	August 31,	August 31,		August 31,
	2022	2021	2020	2019		2018
Net Asset Value, Beginning of Year/Period	$12.43	$10.61	$10.13	$10.43		$10.00
Income from Investment Operations:
Net investment income (loss) (2)	0.22	(0.13)	0.10	(0.40)		(0.01)
Net realized and unrealized gain (loss)	(1.19)	2.02	0.68	0.38		0.44
Total from investment operations	(0.97)	1.89	0.78	(0.02)		0.43
Dividends and Distributions:
Dividends from net investment income	(0.22)	—	(0.19)	(0.28)		—
Distributions from realized gains	(0.61)	(0.07)	(0.11)	(0.00	) **	—
Total dividends and distributions	(0.83)	(0.07)	(0.30)	(0.28)		—
Redemption Fees	—	—	—	—		—
Net Asset Value, End of Year/Period	$10.63	$12.43	$10.61	$10.13		$10.43
Total Return*	(8.37)%	17.94%	7.83%	0.11%		4.30%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$497	$534	$502	$402		$0	^
Ratio of gross operating expenses to average net assets (4)	3.11%	3.10%	2.70%	2.56%		3.85	% (3)
Ratio of net operating expenses to average net assets (4)	1.99%	1.93%	1.79%	1.79%		1.36	% (3)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets (4)	1.93%	(1.10)%	0.96%	(3.98)%		(0.18	)% (3)
Portfolio Turnover Rate	2%	52%	8%	35%		7	% (5)

	Moderately Aggressive Balanced Allocation Portfolio - Class C Shares

						For the Period
						December 29,
	Year Ended	Year Ended	Year Ended	Year Ended		2017 (1) to
	August 31,	August 31,	August 31,	August 31,		August 31,
	2022	2021	2020	2019		2018
Net Asset Value, Beginning of Year/Period	$12.32	$10.41	$9.91	$10.35		$10.00
Income from Investment Operations:
Net investment income (loss) (2)	0.20	(0.12)	0.19	(0.45)		(0.03)
Net realized and unrealized gain (loss)	(1.21)	2.13	0.52	0.28		0.38
Total from investment operations	(1.01)	2.01	0.71	(0.17)		0.35
Dividends and Distributions:
Dividends from net investment income	(0.24)	—	(0.20)	(0.27)		—
Distributions from realized gains	(0.59)	(0.10)	(0.01)	—		—
Total dividends and distributions	(0.83)	(0.10)	(0.21)	(0.27)		—
Net Asset Value, End of Year/Period	$10.48	$12.32	$10.41	$9.91		$10.35
Total Return *	(8.79)%	19.45%	7.13%	(1.38)%		3.50%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$187	$202	$161	$175		$0	^
Ratio of gross operating expenses to average net assets (4)	3.26%	3.50%	3.08%	2.40%		4.18	% (3)
Ratio of net operating expenses to average net assets (4)	1.99%	1.93%	1.79%	1.79%		1.32	% (3)
Ratio of net investment income (loss) after expenses reimbursement/recoupment to average net assets (4)	1.75%	(1.09)%	1.88%	(4.40)%		(0.43	)% (3)
Portfolio Turnover Rate	0%	48%	8%	69%		0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of funds in which the Fund invests.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

^	Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Moderately Conservative Balanced Allocation Portfolio - Class C Shares

						For the Period
						December 29,
	Year Ended	Year Ended	Year Ended		Year Ended	2017 (1) to
	August 31,	August 31,	August 31,		August 31,	August 31,
	2022	2021	2020		2019	2018
Net Asset Value, Beginning of Year/Period	$11.78	$10.28	$9.92		$10.25	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.19	(0.13)	0.15		(0.37)	(0.03)
Net realized and unrealized gain (loss)	(1.05)	1.77	0.51		0.30	0.28
Total from investment operations	(0.86)	1.64	0.66		(0.07)	0.25
Dividends and Distributions:
Dividends from net investment income	(0.20)	—	(0.21)		(0.26)	—
Distributions from realized gains	(0.94)	(0.14)	(0.09)		—	—
Total dividends and distributions	(1.14)	(0.14)	(0.30)		(0.26)	—
Net Asset Value, End of Year/Period	$9.78	$11.78	$10.28		$9.92	$10.25
Total Return *	(8.01)%	16.10%	6.72	% #	(0.39)%	2.50%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$155	$168	$83		$190	$0	^
Ratio of gross operating expenses to average net assets (4)	3.50%	3.39%	2.85%		3.29%	3.31	% (3)
Ratio of net operating expenses to average net assets (4)	1.99%	1.93%	1.79%		1.79%	1.41	% (3)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets (4)	1.82%	(1.16)%	1.50%		(3.77)%	(0.51	)% (3)
Portfolio Turnover Rate	10%	74%	11%		57%	0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of funds in which the Fund invests.

(5)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Net assets at end of period less than $1,000.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of Saratoga Advantage Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health and Biotechnology Portfolio, Technology and Communications Portfolio, Energy and Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, U.S. Government Money Market Portfolio, Aggressive Balanced Allocation Portfolio, Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio, (referred to as the “Funds”) each a series of the Saratoga Advantage Trust, including the schedules of investments, as of August 31, 2022, the related statements of operations, the statement of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2022, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Saratoga Advantage Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health and Biotechnology Portfolio, Technology and Communications Portfolio, Energy and Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, U.S. Government Money Market Portfolio	For the year ended August 31, 2022	For each of the two years in the period ended August 31, 2022	For each of the five years in the period ended August 31, 2022

Aggressive Balanced Allocation Portfolio, Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio	For the year ended August 31, 2022	For each of the two years in the period ended August 31, 2022	For each of the four years in the period ended August 31, 2022 and for the period from December 29, 2017 (commencement of operations) through August 31, 2018

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

To the Shareholders and Board of Trustees

of Saratoga Advantage Trust

Page Two

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 28, 2022

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2022, through August 31, 2022.

Actual Expenses: The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $ 1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 3/1/2022	Value - 8/31/2022	3/1/2022 - 8/31/2022*	[Annualized]
Actual Expenses - Table 2:
Large Capitalization Value – Class I	$1,000.00	$961.10	$6.24	1.26%
Large Capitalization Value – Class A	1,000.00	959.20	8.62	1.75%
Large Capitalization Value – Class C	1,000.00	956.20	11.39	2.31%
Large Capitalization Growth – Class I	1,000.00	906.10	6.70	1.39%
Large Capitalization Growth – Class A	1,000.00	904.00	8.57	1.78%
Large Capitalization Growth – Class C	1,000.00	901.00	11.53	2.41%
Mid Capitalization – Class I	1,000.00	914.40	9.25	1.92%
Mid Capitalization – Class A	1,000.00	912.50	11.20	2.32%
Mid Capitalization – Class C	1,000.00	909.40	14.07	2.92%
Small Capitalization – Class I	1,000.00	918.00	9.14	1.89%
Small Capitalization – Class A	1,000.00	915.50	11.10	2.30%
Small Capitalization – Class C	1,000.00	917.20	13.98	2.89%
International Equity – Class I	1,000.00	782.60	13.03	2.90%
International Equity – Class A	1,000.00	780.60	14.81	3.30%
International Equity – Class C	1,000.00	777.70	17.47	3.90%
Health & Biotechnology – Class I	1,000.00	985.60	12.01	2.40%
Health & Biotechnology – Class A	1,000.00	983.70	14.00	2.80%
Health & Biotechnology – Class C	1,000.00	981.00	16.98	3.40%
Technology & Communications – Class I	1,000.00	855.10	7.73	1.65%
Technology & Communications – Class A	1,000.00	852.50	9.48	2.03%
Technology & Communications – Class C	1,000.00	850.80	13.18	2.83%
Energy & Basic Materials – Class I	1,000.00	984.90	15.01	3.00%
Energy & Basic Materials – Class A	1,000.00	984.30	16.30	3.26%
Energy & Basic Materials – Class C	1,000.00	980.90	19.97	4.00%
Financial Services – Class I	1,000.00	852.10	14.00	3.00%
Financial Services – Class A	1,000.00	850.20	15.86	3.40%
Financial Services – Class C	1,000.00	866.70	18.82	4.00%
Investment Quality Bond – Class I	1,000.00	984.00	9.50	1.90%
Investment Quality Bond – Class A	1,000.00	982.80	11.49	2.30%
Investment Quality Bond – Class C	1,000.00	979.40	14.47	2.90%
Municipal Bond – Class I	1,000.00	985.30	9.51	1.90%
Municipal Bond – Class A	1,000.00	982.80	11.50	2.30%
Municipal Bond – Class C	1,000.00	980.60	14.48	2.90%
U.S. Government Money Market – Class I	1,000.00	1,000.10	4.45	0.88%
U.S. Government Money Market – Class A	1,000.00	1,000.10	4.34	0.86%
U.S. Government Money Market – Class C	1,000.00	1,000.00	4.56	0.90%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value -3/1/2022	Value - 8/31/2022	3/1/2022 - 8/31/2022*	[Annualized]
Actual Expenses - Table 2: (Continued)
Aggressive Balanced Allocation - Class I	$1,000.00	$935.20	$4.83	0.99%
Aggressive Balanced Allocation - Class A	1,000.00	934.90	6.05	1.10%
Aggressive Balanced Allocation - Class C	1,000.00	930.40	9.68	1.99%
Conservative Balanced Allocation - Class I	1,000.00	953.30	4.87	0.99%
Conservative Balanced Allocation - Class A	1,000.00	952.30	6.10	1.24%
Conservative Balanced Allocation - Class C	1,000.00	948.30	9.77	1.99%
Moderate Aggressive Balanced Allocation - Class I	1,000.00	943.00	4.85	0.99%
Moderate Aggressive Balanced Allocation - Class A	1,000.00	941.90	6.07	1.24%
Moderate Aggressive Balanced Allocation - Class C	1,000.00	938.20	9.72	1.99%
Moderate Balanced Allocation - Class I	1,000.00	946.30	4.86	0.99%
Moderate Balanced Allocation - Class A	1,000.00	945.40	6.08	1.24%
Moderate Balanced Allocation - Class C	1,000.00	941.50	9.74	1.99%
Moderate Conservative Balanced Allocation - Class I	1,000.00	949.40	4.86	0.99%
Moderate Conservative Balanced Allocation - Class A	1,000.00	949.40	6.09	1.24%
Moderate Conservative Balanced Allocation - Class C	1,000.00	945.80	9.76	1.99%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
Hypothetical	Value - 3/1/2022	Value - 8/31/2022	3/1/2022 - 8/31/2022*	[Annualized]
[5% Return Before Expenses] - Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,018.84	$6.43	1.26%
Large Capitalization Value – Class A	1,000.00	1,016.40	8.88	1.75%
Large Capitalization Value – Class C	1,000.00	1,013.56	11.73	2.31%
Large Capitalization Growth – Class I	1,000.00	1,018.18	7.09	1.39%
Large Capitalization Growth – Class A	1,000.00	1,016.21	9.07	1.78%
Large Capitalization Growth – Class C	1,000.00	1,013.07	12.21	2.41%
Mid Capitalization – Class I	1,000.00	1,015.55	9.73	1.92%
Mid Capitalization – Class A	1,000.00	1,013.49	11.79	2.32%
Mid Capitalization – Class C	1,000.00	1,010.47	14.82	2.92%
Small Capitalization – Class I	1,000.00	1,015.68	9.60	1.89%
Small Capitalization – Class A	1,000.00	1,013.62	11.67	2.30%
Small Capitalization – Class C	1,000.00	1,010.62	14.66	2.89%
International Equity – Class I	1,000.00	1,010.59	14.70	2.90%
International Equity – Class A	1,000.00	1,008.57	16.71	3.30%
International Equity – Class C	1,000.00	1,005.55	19.71	3.90%
Health & Biotechnology – Class I	1,000.00	1,013.11	12.17	2.40%
Health & Biotechnology – Class A	1,000.00	1,011.09	14.19	2.80%
Health & Biotechnology – Class C	1,000.00	1,008.06	17.22	3.40%
Technology & Communications – Class I	1,000.00	1,016.88	8.40	1.65%
Technology & Communications – Class A	1,000.00	1,014.97	10.31	2.03%
Technology & Communications – Class C	1,000.00	1,010.96	14.32	2.83%
Energy & Basic Materials – Class I	1,000.00	1,010.08	15.20	3.00%
Energy & Basic Materials – Class A	1,000.00	1,008.78	16.50	3.26%
Energy & Basic Materials – Class C	1,000.00	1,005.04	20.22	4.00%
Financial Services – Class I	1,000.00	1,010.08	15.20	3.00%
Financial Services – Class A	1,000.00	1,008.07	17.21	3.40%
Financial Services – Class C	1,000.00	1,005.04	20.22	4.00%
Investment Quality Bond – Class I	1,000.00	1,015.63	9.65	1.90%
Investment Quality Bond – Class A	1,000.00	1,013.61	11.67	2.30%
Investment Quality Bond – Class C	1,000.00	1,010.59	14.70	2.90%
Municipal Bond – Class I	1,000.00	1,015.63	9.65	1.90%
Municipal Bond – Class A	1,000.00	1,013.61	11.67	2.30%
Municipal Bond – Class C	1,000.00	1,010.59	14.70	2.90%
U.S. Government Money Market – Class I	1,000.00	1,020.75	4.50	0.88%
U.S. Government Money Market – Class A	1,000.00	1,020.87	4.38	0.86%
U.S. Government Money Market – Class C	1,000.00	1,020.65	4.60	0.90%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
Hypothetical	Value - 3/1/2022	Value - 8/31/2022	3/1/2022 - 8/31/2022*	[Annualized]
[5% Return Before Expenses] - Table 2:
Aggressive Balanced Allocation - Class I	$1,000.00	$1,020.21	$5.04	0.99%
Aggressive Balanced Allocation - Class A	1,000.00	1,018.95	6.31	1.24%
Aggressive Balanced Allocation - Class C	1,000.00	1,015.17	10.11	1.99%
Conservative Balanced Allocation - Class I	1,000.00	1,020.21	5.04	0.99%
Conservative Balanced Allocation - Class A	1,000.00	1,018.95	6.31	1.24%
Conservative Balanced Allocation - Class C	1,000.00	1,015.17	10.11	1.99%
Moderate Aggressive Balanced Allocation - Class I	1,000.00	1,020.21	5.04	0.99%
Moderate Aggressive Balanced Allocation - Class A	1,000.00	1,018.95	6.31	1.24%
Moderate Aggressive Balanced Allocation - Class C	1,000.00	1,015.17	10.11	1.99%
Moderate Balanced Allocation - Class I	1,000.00	1,020.21	5.04	0.99%
Moderate Balanced Allocation - Class A	1,000.00	1,018.95	6.31	1.24%
Moderate Balanced Allocation - Class C	1,000.00	1,015.17	10.11	1.99%
Moderate Conservative Balanced Allocation - Class I	1,000.00	1,020.21	5.04	0.99%
Moderate Conservative Balanced Allocation - Class A	1,000.00	1,020.28	6.31	1.24%
Moderate Conservative Balanced Allocation - Class C	1,000.00	1,015.17	10.11	1.99%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the days in reporting period).

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, each respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended August 31, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

INTERESTED TRUSTEES:
Name, Age and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Bruce E. Ventimiglia, 67 12725 W. Indian School Rd. Suite E-101 Avondale, AZ 85392	President, CEO, and Chairman of the Board of Trustees**	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	17	None

INDEPENDENT TRUSTEES:
Name, Age and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Patrick H. McCollough, 80 12725 W. Indian School Rd. Suite E-101 Avondale, AZ 85392	Trustee	Since September 1994	Retired	17	Chairman of the Board (2018– Present), Trustee (2011–2018), Harbor Beach Community Hospital
Udo Koopmann, 81 12725 W. Indian School Rd. Suite E-101 Avondale, AZ 85392	Trustee	Since April 1997	Retired	17	None
Floyd E. Seal, 73 12725 W. Indian School Rd. Suite E-101 Avondale, AZ 85392	Trustee	Since April 1997	Retired. Director of Operations, Pet Goods Manufacturing & Imports (January 2013–2017)	17	None
Stephen H. Hamrick, 70 12725 W. Indian School Rd. Suite E-101 Avondale, AZ 85392	Trustee	Since January 2003	Retired. President and Chief Executive Officer, Terra Capital Markets, LLC (2011– 2020) (broker-dealer)	17	None

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

SENIOR OFFICERS:
Name, Age and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Stephen Ventimiglia, 66 12725 W. Indian School Rd. Suite E-101 Avondale, AZ 85392	Vice President and Secretary **	Since September 1994	Vice Chairman and Chief Investment Officer of Saratoga Capital Management, LLC	17	None
Jonathan W. Ventimiglia, 39 12725 W. Indian School Rd. Suite E-101 Avondale, AZ 85392	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC	17	None
Frederick C. Teufel, Jr., 63 c/o Vigilant, LLC 223 Wilmington West Chester Pike, Suite 216 Chadds Ford, PA 19317	Chief Compliance Officer	Since July 2021	Director, Vigilant Compliance, LLC	17	None

*	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

**	Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

***	Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-807-FUND.

Board of Trustees (the “Board”) Meeting of April 11, 2022 (the “Meeting”)

The Independent Trustees discussed the information received respecting (i) the nature, quality and scope of services provided by Saratoga Capital Management (“Saratoga”) and each Investment Adviser to the Portfolios; (ii) the investment performance of the Portfolios relative to comparable funds; (iii) the costs of services provided and profits realized by Saratoga; (iv) fees and expenses relative to other comparable funds; (v) the extent to which economies of scale are realized as the Portfolios grow and whether fee levels appropriately reflect economies of scale; and (vi) benefits realized by Saratoga and the Investment Advisers.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board.

Nature, Quality and Scope of Services

The Board reviewed and considered the nature, quality and scope of services provided by Saratoga. In this regard, Saratoga discussed in detail with the Trustees its methodology for selecting Investment Advisers for the Saratoga Portfolios, the procedures and criteria it utilizes in evaluating the adequacy of each Investment Adviser’s performance and the general oversight it provides, including monitoring compliance reports, recommending outside service providers, negotiation of fees and monitoring of quality of services. With respect to the Portfolios that Saratoga manages directly, the Trustees considered the investment process utilized, the quality of key investment personnel and the resources devoted to the investment management functions. The Trustees concluded that the nature and extent of the services provided by Saratoga were necessary and appropriate for the conduct of the business and investment activities of the Saratoga Portfolios. The Trustees also concluded that the overall quality of the advisory and administrative services was satisfactory.

The Trustees also evaluated the quality of the services provided by the Investment Advisers to each Portfolio. The Board concluded that the nature, scope and quality of the services provided by each of the Advisers was satisfactory.

Comparative Performance

The performance of each of the Portfolios was compared to a Lipper or Morningstar Index of funds with investment objectives similar to that of the applicable Portfolio (each, a “benchmark”). Performance was compared over various time periods with an emphasis on longer term performance. The conclusions of the Trustees were as follows:

Large Capitalization Value: The Trustees noted that M.D. Sass Investors Services, Inc. (“M.D. Sass”) has been the Adviser to the Portfolio since August 2008 and that since then through February 28, 2022, the Portfolio had outperformed its benchmark. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Large Capitalization Growth: The Trustees noted that Smith Group Asset Management (“Smith Group”) became the Adviser to the Portfolio in December 2015 and that since then through February 28, 2022, the Portfolio had outperformed its benchmark. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Mid-Capitalization: The Trustees noted that Vaughan Nelson Investment Management LP (“Vaughan Nelson”) became the Adviser to the Portfolio in April 2006 and that since then through February 28, 2022, the Portfolio performed virtually even with its benchmark. The Trustees further noted that the Portfolio had outperformed its benchmark for the one-year period ended February 28, 2022. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Small Capitalization: The Trustees noted that Zacks Investment Management, Inc. (“Zacks”) became the Adviser to the Portfolio in August 2015 and that since then through February 28, 2022, the Portfolio had outperformed its benchmark. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

International Equity: The Trustees noted that Smith Group Asset Management (“Smith Group”) became the Adviser to the Portfolio in February 2018 and that since then through February 28, 2022, the Portfolio had underperformed its benchmark. The Trustees discussed with the Adviser the reason for the underperformance and noted that the Portfolio had outperformed its benchmark for the two-year period ended February 28, 2022. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Health & Biotechnology: The Trustees noted Oak Associates, ltd. (“Oak”) was appointed as Adviser to the Portfolio in July 2005 and that since then through February 28, 2022, the Portfolio underperformed its benchmark. The Trustees discussed with the Adviser the reason for the underperformance and noted that the Portfolio had outperformed its benchmark for the one- year period ended February 28, 2022, and that in January 2019 the manager at Oak was replaced by another manager at Oak who is also the Co-Chief Investment Officer of the Advisor. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Technology & Communications: The Trustees noted that Oak Associates, ltd. (“Oak”) became the sole adviser to the Portfolio in December 2015 and that since then through February 28, 2019, the Portfolio outperformed its benchmark. In addition, the Trustees noted that the Portfolio underperformed its benchmark for the two -year period ended February 28, 2021 and outperformed it for the one-year period ended February 28, 2022 resulting in the Portfolio underperforming its benchmark from December 2015 through February 28, 2022. The Trustees noted that they had discussed with the Adviser the reasons for the underperformance. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Financial Services: The Trustees noted that Smith Group Asset Management (“Smith Group”) became the Adviser to the Portfolio in December 2015 and that since then through February 28, 2022, the Portfolio had underperformed its benchmark. The Trustees discussed with the Adviser the reason for the underperformance and noted that the Portfolio outperformed its benchmark for the one-year period ended February 28, 2022. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Energy & Basic Materials: The Trustees noted that Smith Group Asset Management (“Smith Group”) became the Adviser to the Portfolio in December 2015 and that since then through February 28, 2022, the Portfolio underperformed its benchmark. The Trustees discussed with the Adviser the reason for the underperformance and noted that the Portfolio outperformed its benchmark for the one-year period ended February 28, 2022. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Investment Quality Bond Portfolio: The Trustees noted that Saratoga Capital Management, LLC (“Saratoga”) started managing the Portfolio in March 2018 and that since then through February 28, 2022, the Portfolio underperformed its benchmark. The Trustees noted that they had discussed with the Adviser the reasons for the underperformance. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Municipal Bond Portfolio: The Trustees noted that Saratoga Capital Management, LLC (“Saratoga”) started managing the Portfolio in March 2018 and that since then through February 28, 2022, the Portfolio underperformed its benchmark. The Trustees noted that they had discussed with the Adviser the reasons for the underperformance. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

U.S. Government Money Market Portfolio: The Trustees noted that Saratoga started managing the Portfolio in October 2020, and therefore, it is too soon to meaningfully evaluate performance. The Trustees also noted that since the Portfolio’s inception, the Portfolio had slightly underperformed its benchmark index. The Trustees noted that they had discussed with SCM the reasons for the underperformance. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Conservative Balanced Allocation Portfolio: The Trustees noted that Saratoga Capital Management, LLC started managing the Portfolio in January 2018 and that since then through February 28, 2022, the Portfolio had outperformed its benchmark. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Moderately Conservative Balanced Allocation Portfolio: The Trustees noted that Saratoga Capital Management, LLC started managing the Portfolio in January 2018 and that since then through February 28, 2022, the Portfolio had underperformed its benchmark. The Trustees further noted that the Portfolio’s two-year relative performance ended February 28, 2022 improved versus its benchmark, though it still underperformed its benchmark. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Moderate Balanced Allocation Portfolio: The Trustees noted that Saratoga Capital Management, LLC started managing the Portfolio in January 2018 and that since then through February 28, 2022, the Portfolio had underperformed its benchmark. The Trustees further noted that the Portfolio had outperformed its benchmark for the two-year period ended February 28, 2022. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Moderately Aggressive Balanced Allocation Portfolio: The Trustees noted that Saratoga Capital Management, LLC started managing the Portfolio in January 2018 and that since then through February 28, 2022, the Portfolio had underperformed its benchmark. The Trustees discussed with the Adviser the reason for the underperformance and noted that the Portfolio had outperformed its benchmark for the two-year period ended February 28, 2022. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Aggressive Balanced Allocation Portfolio: The Trustees noted that Saratoga Capital Management, LLC started managing the Portfolio in January 2018 and that since then through February 28, 2022, the Portfolio had underperformed its benchmark. The Trustees further noted that the Portfolio’s two -year performance ended February 28, 2022, was virtually even with its benchmark. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Comparable Total Average Net Expense Ratio

The total average net expense ratio of each of the Portfolios was compared to Mutual Fund Industry Statistics as reported in the February 28, 2022 Morningstar data regarding mutual fund expenses and assets. The Saratoga Portfolios are considerably smaller in assets compared to the mutual fund industry, but still continue to offer services at a competitive rate. The Trustees noted that Saratoga has, since 1999, agreed to cap expenses of the Portfolios for which it serves as manager at specified levels. In addition, the Trustees noted that Ultimus has agreed to waive the monthly Fund Accounting Services Fees, Fund Administrative Services Fees or Transfer Agency Service Fees to which it is entitled that, but for the waiver, would have accrued and been chargeable to the U.S. Government Money Market Portfolio for a period of 18 months from March 1, 2021.

The Trustees reviewed the total average net expense ratio for each Portfolio and noted the following: (i) total average net expense ratios for the Large Cap Value, Large Cap Growth, Mid Cap, Small Cap, International Equity, Health & Biotechnology, Technology & Communications Portfolios, Financial Services, Energy & Basic Materials, Investment Quality Bond and Municipal Bond Portfolios were higher than the average of comparable funds; (ii) total average net expense ratio for the Conservative Balanced Allocation Portfolio was the same as the average of comparable funds; and (iii) total average net expense ratios for the U.S. Government Money Market, Moderately Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Aggressive Balanced Allocation Portfolios were lower than the average of comparable funds.

The Trustees also noted that the Portfolios’ distributor, Northern Lights Distributors, LLC, has agreed to waive all or a portion of the fees to which it is entitled under the 12b-1 Plans with respect to Class A and Class C shares of the Municipal Bond and U.S. Government Money Market Portfolios through December 31, 2022.

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for each Portfolio and noted the following: (i) fee rate for the Small Cap Portfolio was slightly lower than the average of comparable funds; (ii) fee rates for the Large Cap Value, Large Cap Growth, Mid Cap, and International Equity Portfolios were slightly higher than the average of comparable funds; and (iii) the fee rates for the Health & Biotechnology, Technology & Communications, Financial Services, Energy & Basic Materials, Investment Quality Bond, Municipal Bond, U.S. Government Money Market, Conservative Balanced Allocation, Moderately Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation, and Aggressive Balanced Allocation Portfolios were higher than the average of comparable funds. The Trustees noted that they had discussed with SCM the reasons for the higher fee rates.

The Trustees noted that most of the Portfolios were considerably smaller than many of the funds in the comparison group and considered, with respect to each Portfolio, the adverse impact of the relatively small sizes of the Portfolios on the costs and profitability of Saratoga. The Trustees also noted that Saratoga has, since 1999, agreed to cap expenses of the Portfolios for which it serves as manager at specified levels. The Trustees concluded, based on the foregoing, that the Management Fee rate with respect to each of the Portfolios was not excessive relative to comparable funds.

The Trustees also evaluated the reasonableness of the fee split between Saratoga and the Investment Adviser to each Portfolio managed by Saratoga.

Economies of Scale

The Trustees noted the views of Saratoga that at their current sizes the Portfolios do not realize economies of scale.

Profitability of Investment Manager

The Trustees reviewed the profitability data that had been provided by Saratoga. The Trustees noted that the provision of services under the Management Agreements had resulted in a loss to Saratoga. The Trustees considered the financial viability of Saratoga and its ability to continue to provide high quality services and concluded that Saratoga continues to be capable of and committed to providing high quality services.

Other Benefits

The Trustees considered the benefits obtained by Saratoga and the Investment Advisers from their relationship with the Trust. They noted, in this regard, that certain of the Investment Advisers have soft dollar arrangements pursuant to which commissions on fund portfolio transactions may be utilized to pay for research services. The Trustees noted that the amount of soft dollars was generally small and that research services obtained may enhance the ability of the Advisers to provide quality services to the Portfolios. The Trustees noted that Saratoga receives licensing fees from third parties for the use of the Saratoga asset allocation program.

Conclusion

Based on the foregoing and such other factors as they deemed relevant, the Independent Trustees determined that continuation of the Management Agreements and the Advisory Agreement for each of the Portfolios is in the best interests of the Portfolios and the shareholders. The Independent Trustees noted that no single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the continuation of the Management Agreements and the Advisory Agreement for each of the Portfolios and that each Trustee considered and weighted the factors differently.

Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N -PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

Saratoga-A22

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopmann are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Registrant      Advisor

FYE 08/31/22                $153,000.00    $ 000.00

FYE 08/31/21                $153,000.00    $ 900.00

(b)	Audit-Related Fees

Registrant      Advisor

FYE 08/31/22                  $0.00            $0.00

FYE 08/31/21                  $0.00            $0.00

(c)	Tax Fees

Registrant      Advisor

FYE 08/31/22                $34,000.00     $ 000.00

FYE 08/31/21                $34,000.00     $ 600.00

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

Registrant      Advisor

FYE 08/31/22                   $0.00            $0.00

FYE 08/31/21                   $0.00            $0.00

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

Registrant Advisor

Audit-Related Fees:           0.00%    0.00%

Tax Fees:                          0.00%    0.00%

All Other Fees:                  0.00%    0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant    Advisor

FYE 08/31/2022             $34,000.00   $ 000.00

FYE 08/31/2021             $34,000.00   $ 600.00

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)       Not Applicable

(j)        Not Applicable

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of August 31, 2022, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. (a) Not applicable to open-end investment companies.

(b) Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Saratoga Advantage Trust

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 11/8/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Jonathan W. Ventimiglia

Jonathan W. Ventimiglia, Treasurer and Chief Financial Officer

Date 11/8/22

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 11/8/22

* Print the name and title of each signing officer under his or her signature.